                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          GENESIS HEALTH VENTURES, INC.
                ................................................
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1. Title of each class of securities to which transaction applies:

       ------------------------------------------------------

    2. Aggregate number of securities to which transaction applies:

       ------------------------------------------------------

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------

    4. Proposed maximum aggregate value of transaction:


    5. Total fee paid:



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount Previously Paid:

       ------------------------------------------------------

    2) Form, Schedule or Registration Statement no.:

       ------------------------------------------------------

    3)   Filing Party:

       ------------------------------------------------------

    4)   Date Filed:

       ------------------------------------------------------

                          GENESIS HEALTH VENTURES, INC.
                              101 EAST STATE STREET
                          KENNETT SQUARE, PA 19348-3021

                      -------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                November 11, 1999

                      -------------------------------------


To our shareholders:

     You are cordially invited to attend a special meeting of Genesis Health Ventures, Inc. which will be held at 209 Dalmation Street, Kennett Square, PA 19348, on November 11, 1999 at 10:00 a.m. for the following purposes:

     o To approve an amendment to Genesis' articles of incorporation increasing the number of authorized shares of common stock from 60,000,000 to 200,000,000 shares and creating a class of non-voting common stock.

     o To approve, in connection with the restructuring of the joint venture relating to our ownership of The Multicare Companies, Inc. and in accordance with the rules of The New York Stock Exchange, the issuance of the following securities:

       o 12.5 million shares of our voting common stock,

       o warrants to purchase 2 million shares of our voting common stock,

       o 24,369 shares of our Series H Senior Convertible Participating Cumulative Preferred Stock, which is initially convertible into 27,850,590 shares of our voting common stock, and

       o 17,631 shares of our Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock, which is initially convertible into 20,149,410 shares of our non-voting common stock.

       These securities are proposed to be issued in transactions described in the attached proxy statement under the caption "Proposal Two -- Restructing Agreement." In connection with the transactions described in "Proposal Two," in exchange for these securities Genesis will receive, among other things, $50 million in additional equity capital.

     o To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The board of directors has fixed October 12, 1999 as the record date for the determination of shareholders entitled to vote at the special meeting or any postponement or adjournment of the special meeting.

     IF YOU PLAN TO ATTEND:

     Only shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 9:30 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Please note that if your shares, or the person or entity for whom you are the duly appointed proxy, are held in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed proxy card and return it promptly in the envelope provided for that purpose.

                                   By Order of the Board of Directors

                                   /s/ Ira C. Gubernick
                                   ----------------------------------------
                                   IRA C. GUBERNICK
                                   Vice President -- Office of the Chairman
                                   and Corporate Secretary


October 14, 1999

                          GENESIS HEALTH VENTURES, INC.
                              101 EAST STATE STREET
                          KENNETT SQUARE, PA 19348-3021

                      -------------------------------------

                                 PROXY STATEMENT

                      -------------------------------------

     These proxy materials are delivered in connection with the solicitation by the board of directors of Genesis Health Ventures, Inc. of proxies to be voted at the special meeting and at any adjournment or postponement of the special meeting.

     These proxy materials are first being mailed to shareholders on or about October 14, 1999.

Shareholders Entitled to Vote; Voting Securities

     Holders of record of Genesis common stock and Genesis Series G Cumulative Convertible Preferred Stock at the close of business on October 12, 1999 are entitled to receive this notice and to vote their shares at the special meeting.

     At the close of business on October 12, 1999, Genesis' outstanding voting securities consisted of 36,133,578 shares of common stock and 590,253 shares of Series G Preferred Stock. Holders of common stock are entitled to one vote per share, and holders of Series G Preferred Stock are entitled to 13.44 votes per share.

     HCR Manor Care, Inc., the beneficial owner of 586,240 shares of Series G Preferred Stock, entered into a Rights Agreement dated April 26, 1998 with Genesis whereby Manor Care agreed to vote under most circumstances, including on the matters described in this proxy, its shares of Series G Preferred Stock in accordance with the recommendation of Genesis' board of directors.

Quorum

     The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Genesis' common stock and Series G Preferred Stock will constitute a quorum for the transaction of business at the special meeting. All shares of Genesis' common stock and Series G Preferred Stock present in person or represented by proxy and entitled to vote at the special meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum

Proxies

     All proxies that have been properly given and not revoked will be voted in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the board of directors. Sending in a signed proxy will in no way limit your right to vote at the special meeting if you later decide to attend the special meeting in person. Any shareholder giving a proxy may revoke it at any time before it is voted at the meeting by delivering a later dated proxy or by giving written notice to the Secretary of Genesis.

Voting of Other Matters

     If any other matters are properly presented at the special meeting for consideration, the persons named in the enclosed proxy card will have the discretion to vote on these matters for you. As of the date of this proxy statement, we do not know of any other matter to be raised at the special meeting.

Cost of Proxy Solicitation

     The cost of this solicitation will be borne by Genesis. In addition to solicitation by mail, proxies may be solicited in person or by telephone or facsimile, by directors, officers or employees of Genesis and its subsidiaries without additional compensation. In addition, ChaseMellon Shareholder Services, L.L.C. will provide solicitation services to Genesis for a fee of approximately $8,500 plus out-of-pocket expenses. Genesis will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials to the beneficial owners of the shares they hold of record.

                        Principal Shareholders


     The following table sets forth certain information regarding the beneficial ownership of Genesis' common stock as of August 31, 1999, by:

     o each person who is known by Genesis to be the beneficial owner of more than five percent of Genesis common stock,

     o each of Genesis' directors;

     o Genesis' chief executive officer and each of the other four most highly compensated executive officers; and

     o all of Genesis' directors and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes securities as to which the person has or shares voting or investment power.

                                                Shares of
                                               Common Stock          Percent of
                                              Beneficially              Common
                                                  Owned              Stock Owned
                                              -------------          -----------
Putnam Investments, Inc. (1)
One Post Office Square
Boston, Massachusetts 02109 ..............     3,289,151                 9.1%


HCR Manor Care, Inc.
One Seagate
Toledo, OH 43604-2616 (2) ................     7,879,570                17.9%

Jack R. Anderson (3) .....................       304,500                    *

Richard R. Howard (4) ....................       383,350                    *

Samuel H. Howard (5) .....................        22,500                    *

Roger C. Lipitz (6) ......................       117,500                    *

Stephen E. Luongo (7) ....................        56,918                    *

Alan B. Miller (8) .......................        32,500                    *

Michael R. Walker (9) ....................     1,026,400                    *

David C. Barr (10) .......................       261,770                    *

George V. Hager, Jr. (11) ................       161,353                    *

Michael G. Bronfein (12) .................       296,911                    *

All executive officers and directors
as a group (18 persons) ..................     2,973,897                 8.2%

--------------------------
* Less than one percent.

(1) Based upon a Schedule 13G, dated January 28, 1998. Consists of 3,092,550 shares beneficially owned by Putnam Investment Management, Inc. and 196,601 shares beneficially owned by The Putnam Advisory Company, Inc. which are registered investment advisors, and are wholly-owned by Putnam Investments, Inc. Putnam Investments, Inc. is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc.

(2) Consists of 586,240 shares of Series G Preferred Stock which are convertible into 7,879,570 shares of common stock. Does not include shares of common stock beneficially owned by Jack R. Anderson who is HCR Manor Care's designee to the Board of Directors.

(3) Does not include shares of common stock beneficially owned by HCR Manor Care; Jack R. Anderson is HCR Manor Care's designee to the Board of Directors. Includes 4,500 shares of common stock which may be acquired upon the exercise of stock options.

(4) Includes 280,650 shares of common stock which may be acquired upon the exercise of stock options.

(5) Consists of 22,500 shares of common stock which may be acquired upon the exercise of stock options.

(6) Includes 22,500 shares of common stock which may be acquired upon the exercise of stock options.

(7) Includes 34,500 shares of common stock which may be acquired upon the exercise of stock options.

(8) Includes 27,000 shares of common stock which may be acquired upon the exercise of stock options.

(9) Includes 567,500 shares of common stock which may be acquired upon the exercise of stock options.

(10) Includes 231,770 shares of common stock which may be acquired upon the exercise of stock options.

(11) Includes 129,500 shares of common stock which may be acquired upon the exercise of stock options.

(12) Includes 80,000 shares of common stock which may be acquired upon the exercise of stock options.

                     Cautionary Statements Regarding Forward
                               Looking Statements

     Certain statements contained herein such as certain of the pro forma adjustments in "Unaudited Pro Forma Financial Information" and other statements contained herein regarding matters that are not historical facts are forward-looking statements within the meaning of the Securities Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to the following: Genesis' substantial indebtedness and significant debt service obligations; Genesis' ability to secure the capital and the related cost of such capital necessary to fund future growth; changes in the United States healthcare system and other changes in applicable governmental regulations, including the prospective payment system for Medicare skilled nursing facilities, that might affect Genesis' profitability; Genesis' continued ability to operate in a heavily regulated environment and to satisfy regulatory authorities; the occurrence of changes in the mix of payment sources utilized by Genesis' patients to pay for Genesis' services; the adoption of cost containment measures; competition in Genesis' industry; Genesis' ability to identify suitable acquisition candidates, Genesis' ability to consummate or complete development projects or to profitably operate or successfully integrate enterprises into Genesis' other operations; the impact on Genesis' information technology systems and the availability and cost of personnel trained in the Year 2000 compliance area, and the failure of Genesis' payors, suppliers and other third parties to respond to Genesis' inquiries as to whether the systems and equipment supplied to Genesis are compliant and adequately remediate Year 2000 issues; and changes in general economic conditions.

                                  PROPOSAL ONE

                        Approval of Amendment to Genesis'
                            Articles of Incorporation


     Under Genesis' articles of incorporation, Genesis is authorized to issue up to 60,000,000 shares of common stock. As of August 31, 1999, 36,145,678 shares of common stock were issued and outstanding, 5,350,781 shares of common stock were reserved for issuance under Genesis' stock option plans and 7,933,508 shares of common stock were reserved for issuance upon the conversion of the Series G Preferred Stock. Thus, of the 60,000,000 shares of common stock currently authorized, 10,570,033 shares are unissued and unreserved.

     On October 1, 1999, the Genesis board of directors approved an amendment to Genesis' articles of incorporation that increased the maximum number of authorized shares of common stock by 185,000,000 shares to a total of 245,000,000 shares of common stock, subject to approval by the shareholders of Genesis. If the shareholders do not approve this amendment to the articles of incorporation, then the number of authorized shares of Genesis' common stock will remain at 60,000,000. In addition, subject to shareholder approval, the amendment to Genesis' articles provides for the creation of a class of non-voting common stock. This non-voting common stock is identical in all respects to the existing common stock except that holders of the non-voting common stock do not have the right to vote other than as provided by law.

     IF THIS PROPOSAL ONE IS NOT APPROVED, GENESIS WILL NOT HAVE SUFFICIENT AUTHORIZED AND UNISSUED SHARES UNDER ITS ARTICLES OF INCORPORATION TO CONSUMMATE THE RESTRUCTURING OF THE MULTICARE JOINT VENTURE DESCRIBED IN PROPOSAL TWO.

     The purpose of the proposed amendment to Genesis' articles of incorporation is to provide sufficient shares of common stock for the restructuring of the Multicare joint venture. In addition, additional shares are being authorized to provide sufficient shares for:

     o future acquisitions;

     o benefit plans;

     o recapitalizations; and

     o other corporate purposes.

     Once authorized, the additional shares of common stock may be issued by the board of directors without further action by the shareholders, unless such action is required by law or applicable stock exchange requirements. Accordingly, this solicitation may be the only opportunity for the shareholders to take action in connection with certain acquisitions, benefit plans, recapitalizations and other corporate actions.

     The resolutions to be considered by the shareholders at the meeting read as follows:

     "RESOLVED, that Article 5 of the Articles of Incorporation of Genesis Health Ventures, Inc. should be amended and restated to read in full as follows:

     5. The aggregate number of shares which the corporation shall have authority to issue is two hundred fifty million (250,000,000) shares, consisting of (a) two hundred million (200,000,000) shares of common stock, par value $.02 per share, as more fully described in this Article 5, (b) forty-five million (45,000,000) shares of non-voting common stock, par value $.02 per share, as more fully described in this Article 5, and (c) five million (5,000,000) shares of preferred stock, as more fully described in Article 6 below.

     Except as otherwise provided below in this Article 5, all shares of common stock and non-voting common stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

     Except as otherwise required by law or as otherwise provided herein, on all matters submitted to the corporation's shareholders, (i) the holders of common stock will be entitled to one vote per share and (ii) the holders of non-voting common stock will have no right to vote.

     When and as dividends are declared thereof, whether payable in cash, property or securities of the corporation, the holders of common stock and the holders of non-voting common stock will be entitled to share equally, share for share, in such dividends, provided, that if dividends are declared which are payable in shares of common stock or non-voting common stock, dividends will be declared which are payable at the same rate on each of the common stock and the non-voting common stock, and the dividends payable in shares of common stock will be payable to holders of common stock, and the dividends payable in shares of non-voting common stock will be payable to holders of non-voting common stock.

     If the corporation in any manner subdivides, splits or combines the outstanding shares of common stock or non-voting common stock, the outstanding shares of the other will be proportionally subdivided, split or combined. In the case of any other capital reorganization of the corporation, or any reclassification or recapitalization of the capital stock of the corporation, or any consolidation or merger of the corporation with or into another entity, or any sale or conveyance of all or substantially all of the assets of the corporation, or any other transaction where in any of such cases shares of stock or other securities or property are to be received or distributed to holders of common stock and non-voting common stock, the holders of common stock and non-voting common stock shall participate proportionately with all other shares of common stock and non-voting common stock.

     In the event of the dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation and the preferential amounts required to be paid to the holders of preferred stock, each share of common stock and each share of non-voting common stock shall be entitled to share ratably with all other shares of common stock and non-voting common stock in the remaining net assets of the corporation.

     FURTHER RESOLVED, that the proper officers of Genesis Health Ventures, Inc. are hereby authorized and directed to execute, under its corporate seal, Articles of Amendment to the Articles of Incorporation and to file such Articles of Amendment with the Pennsylvania Department of State.

     FURTHER RESOLVED, that the Board of Directors of Genesis Health Ventures, Inc. may, notwithstanding approval by the shareholders of Genesis Health Ventures, Inc., at any time prior to the filing of the Articles of Amendment with the Pennsylvania Department of State, terminate the proposed amendment and all transactions contemplated by or incident thereto."

Required Vote

     Shareholder approval of this proposal is required under Pennsylvania law. Approval of this proposal requires the affirmative vote of the holders of a majority of the votes cast by all shareholders entitled to vote on the proposal. Abstentions and broker non-votes will not be counted for purposes of approving this matter. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     The Board of Directors unanimously recommends that you vote "FOR" approval of the amendment to Genesis' articles of incorporation.

                                  PROPOSAL TWO

           Approval of Issuance of Common Stock, Warrants to Purchase Common Stock, Series H Preferred Stock and Series I Preferred Stock in Connection with the Restructuring of the Multicare Joint Venture

Background

     In October 1997, Genesis, affiliates of The Cypress Group L.L.C., TPG Partners II, L.P. and certain of its affiliates and an affiliate of Nazem, Inc. acquired all of the issued and outstanding common stock of Genesis ElderCare Corp., a Delaware corporation. Cypress, TPG and Nazem purchased 210,000, 199,500 and 10,500 shares of Genesis ElderCare Corp. common stock, respectively, representing in the aggregate approximately 56.4% of the issued and outstanding common stock of Genesis ElderCare Corp., for an aggregate purchase price of $420 million. Genesis purchased 325,000 shares of Genesis ElderCare Corp. common stock, representing approximately 43.6% of the issued and outstanding common stock of Genesis ElderCare Corp., for an aggregate purchase price of $325 million. Cypress, TPG and Nazem are sometimes collectively referred to as the Sponsors in this proxy statement.

     In October 1997, as a result of a tender offer and a merger transaction, Genesis ElderCare Corp. acquired 100% of the outstanding shares of common stock of The Multicare Companies, Inc., making Multicare a wholly-owned subsidiary of Genesis ElderCare Corp.

     Management Agreement between Genesis and Multicare

     On October 9, 1997, Genesis ElderCare Corp. and Genesis ElderCare Network Services, Inc., a wholly-owned subsidiary of Genesis, entered into a management agreement, referred to as the Management Agreement, pursuant to which Genesis ElderCare Network Services manages Multicare's operations. The Management Agreement has an initial term of five years and, unless either party gives prior notice of termination, automatically renews for an initial renewal period of two years and successive renewal periods of one year. For services provided under the Management Agreement, Genesis ElderCare Network Services earns a monthly fee equal to the greater of 6% of Multicare's net revenues for the month and $1,991,666. With respect to the fee earned in any month, the greater of 4% of Multicare's net revenues for the month and $1,991,666 is paid in cash and the balance is accrued.

     Under the Management Agreement, Genesis ElderCare Network Services is responsible for Multicare's non-extraordinary sales, general and administrative expenses (other than certain specified third-party expenses), and all other expenses of Multicare are paid by Multicare.

     Agreements among Genesis, Cypress, TPG, and Nazem

     Stockholders Agreement. In connection with their investments in the common stock of Genesis ElderCare Corp., Genesis, Cypress, TPG and Nazem entered into a stockholders agreement, referred to as the Stockholders Agreement, dated as of October 9, 1997, relating to their respective ownership interests in Genesis ElderCare Corp. According to the terms and conditions of the Stockholders
Agreement:

     o each of Cypress, TPG and Genesis has the right to designate one third of the directors on the board of directors of Genesis ElderCare Corp.;

     o specified actions require the approval of at least one designee of each of Cypress, TPG and Genesis on the board of directors of Genesis ElderCare Corp.;

     o Genesis ElderCare Corp. maintains an operating committee of the board of directors, consisting of one nominee of each of Cypress, TPG and Genesis, to perform functions specified under the Management Agreement;

     o there are restrictions on the transfer of the common stock of Genesis ElderCare Corp.; and

     o each of Cypress, TPG and Genesis has a pre-emptive right to maintain its percentage ownership of Genesis ElderCare Corp.

     As described below, the Stockholders Agreement is proposed to be amended in connection with the restructuring of the Multicare joint venture. See "Restructuring Agreement -- Amendment to Stockholders Agreement."

     Put/Call Agreement. Genesis, Cypress, TPG and Nazem also entered into an agreement, dated as of October 9, 1997, referred to as the Put/Call Agreement. Under the Put/Call Agreement, Genesis has the option, on the terms and conditions set forth in the Put/Call Agreement, to purchase, referred to as the Call, the common stock of Genesis ElderCare Corp. held by Cypress, TPG and Nazem for a period of 270 days commencing on October 9, 2001, at a price determined in accordance with the terms of the Put/Call Agreement, as described below. Under the Put/Call Agreement, Cypress, TPG and Nazem have the option, on the terms and conditions set forth in the Put/Call Agreement, to require Genesis to purchase, referred to as the Put, the common stock of Genesis ElderCare Corp. held by them for a period of one year, commencing on October 9, 2002, at a price determined in accordance with the Put/Call Agreement, as described below.

     The prices determined for the Put and the Call are based on a formula that calculates the equity value attributable to the common stock of Genesis ElderCare Corp. held by Cypress, TPG and Nazem plus a portion of the Genesis pharmacy business, referred to as the Calculated Equity Value. The Calculated Equity Value is determined based upon a multiple of Genesis ElderCare Corp.'s earnings before interest, taxes, depreciation, amortization and rental expenses, as adjusted, referred to as EBITDAR, plus a portion of the EDITDAR related to the Genesis pharmacy business and after deducting certain liabilities. The multiple to be applied to EDITDAR depends on whether the Put or the Call is being exercised. Any payment to Cypress, TPG or Nazem under the Call or the Put may be in the form of cash or, subject to satisfying certain conditions, Genesis common stock at Genesis' option. Upon exercise of the Call, Cypress, TPG and Nazem will receive at a minimum their original investment plus a 25% compound annual return thereon regardless of the Calculated Equity Value. Any additional Calculated Equity Value attributable to the Sponsors' Genesis ElderCare Corp. common stock will be allocated among the Sponsors on the basis set forth in the Put/Call Agreement which provides generally for additional Calculated Equity Value to be divided based upon the proportionate share of the capital contributions of the stockholders to Genesis ElderCare Corp. Upon exercise of the Put, there will be no guaranteed minimum return to Cypress, TPG or Nazem;

any payment to the Sponsors will be determined pursuant to a formula set forth in the terms of the Put/Call Agreement which provides generally for the preferential return of the Sponsors' capital contributions (subject to certain priorities), a 25% compound annual return on the Sponsors' capital contributions and the remaining Calculated Equity Value to be divided based upon the proportionate share of the capital contributions of the stockholders to Genesis ElderCare Corp.

     The rights to exercise the Put will be accelerated upon an event of bankruptcy of Genesis, a change of control of Genesis or an extraordinary dividend or distributions or the occurrence of the leveraged recapitalization of Genesis. Upon an event of acceleration or the failure by Genesis to satisfy its obligations upon exercise of the Put, Cypress and TPG have the right to terminate the Stockholders Agreement, Genesis ElderCare Network Services has the right to terminate the Management Agreement and Cypress and TPG have the right to control the sale or liquidation of Genesis ElderCare Corp. In the event of such sale, the proceeds from the sale will be distributed among the parties as contemplated by the formula for the Put option exercise price and Cypress, TPG and Nazem will retain a claim against Genesis for the difference, if any, between the proceeds of the sale and the Put option exercise price. In the event of a bankruptcy or change of control of Genesis, the option price shall be payable solely in cash provided any such payment will be subordinated to the payment of principal and interest under the Genesis' bank credit facility.

     Commencing on October 10, 2003, if the Put has not been exercised, subject to a right of first offer for the benefit of Genesis, Cypress and TPG have the right to sell their stock of Genesis ElderCare Corp. Genesis and Nazem shall each have the right to participate in this sale and Cypress and TPG shall have the right to require Genesis and Nazem to participate in this sale. Upon this sale, Genesis will pay to Cypress and TPG (in cash or Genesis common stock at Genesis' option) the difference between the proceeds received by them and the amount they would have received had they exercised the Put on October 10, 2003.

     The Put/Call Agreement also contains certain restrictions on Genesis' right to take certain corporate actions including its ability to sell all or a portion of its pharmacy business.

     As described below, the Put/Call Agreement is proposed to be amended in connection with the restructuring of the Multicare joint venture. See "Restructuring Agreement -- Amendment to Put/Call Agreement; Issuance of Preferred Stock."

Restructuring Agreement

     On October 8, 1999, Genesis entered into a restructuring agreement with Cypress, TPG and Nazem, referred to as the Restructuring Agreement, to restructure their joint investment in Genesis ElderCare Corp., the parent company of Multicare.

     The following is a brief summary of the material terms of the Restructuring Agreement. This summary is qualified in its entirety by reference to the Restructuring Agreement, which is incorporated by reference and attached to this proxy statement as Annex A. You are urged to read the Restructuring Agreement carefully.

     Amendment to Put/Call Agreement; Issuance of Preferred Stock

     Upon consummation of the restructuring transaction, the Put under the Put/Call Agreement will be terminated in exchange for:

     o 24,369 shares of Genesis' Series H Senior Convertible Participating Cumulative Preferred Stock to be issued to Cypress, TPG and Nazem, or their affiliated investment funds, in proportion to their respective investments in Genesis ElderCare Corp., and

     o 17,631 shares of Genesis' Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock to be issued to Cypress, TPG and Nazem, or their affiliated investment funds, in proportion to their respective investments in Genesis ElderCare Corp.

     For a summary of the material terms of the Series H Preferred Stock and the Series I Preferred Stock, see "Description of Genesis' Series H and Series I Preferred Stock." In addition, the certificates of designation establishing the terms of the Series H and Series I Preferred Stock are attached as Exhibits B and C to the Restructuring Agreement, which is attached as Annex A to this proxy statement. We urge you to read the certificates of designation in their entirety.

     Upon consummation of the restructuring transaction, the restrictions in the Put/Call Agreement related to Genesis' right to take certain corporate actions, including its ability to sell all or a portion of its pharmacy business, will be terminated. In addition, the Call under the Put/Call Agreement will be amended to provide Genesis with the right to purchase all of the shares of common stock of Genesis ElderCare Corp. not owned by Genesis for two million dollars in cash at any time prior to the 10th anniversary of the closing date of the restructuring transaction.

     The full text of the Amended and Restated Put/Call Agreement is attached as Exhibit A to the Restructuring Agreement, which is attached as Annex A to this proxy statement. We urge you to read the Amended and Restated Put/Call Agreement in its entirety.

     Investment in Genesis

     Each of Cypress and TPG has agreed to invest, directly or through affiliated investment funds, $25 million into Genesis in exchange for 6.25 million shares of Genesis common stock. In connection with this investment, each of Cypress and TPG will receive a ten year warrant to purchase one million shares of Genesis common stock at an exercise price of $5.00 per share. In other words, Cypress and TPG will in the aggregate invest $50 million in Genesis for an aggregate of 12.5 million shares of Genesis common stock and warrants to purchase two million shares of Genesis common stock.

     For a summary of the material terms of the warrants, see "Description of the Warrants." The warrant certificate establishing the terms and conditions of the warrants is attached as Exhibit D to the Restructuring Agreement, which is attached as Annex A to this proxy statement. We urge you to read the warrant certificate in its entirety.

     For a discussion of the ownership interest and voting rights that the Sponsors will have upon completion of the restructuring transaction, see "-- Sponsors' Ownership and Voting Power."

     Registration Rights

     Subject to limitations contained in the Restructuring Agreement, the holders of the Genesis common stock, warrants, Series H Preferred Stock and Series I Preferred Stock issued in connection with the restructuring transaction and all securities issued or distributed in respect of these securities will have the right on five occasions to demand registration under the Securities Act of these securities. Genesis is required to pay all registration expenses, subject to limitations contained in the Restructuring Agreement.

     In addition, holders of the Genesis common stock, warrants, Series H Preferred Stock and Series I Preferred Stock issued in connection with the restructuring transaction and all securities issued or distributed in respect of these securities will have "piggyback" registration rights under which they have the right to include these securities in a registered offering of securities of Genesis effected on behalf of Genesis or another selling shareholder, subject to reduction by the managing underwriter of that offering, if any, if marketing factors so require.

     Amendment to Stockholders Agreement

     Upon the consummation of the restructuring transaction, the Stockholders Agreement will be amended to:

     o provide that all shareholders will grant to Genesis an irrevocable proxy to vote their shares of common stock of Genesis ElderCare Corp. on all matters to be voted on by shareholders, including the election of directors;

     o provide that Genesis may appoint two-thirds of the members of the Genesis ElderCare Corp. board of directors;

     o omit the requirement that specified significant actions receive the approval of at least one designee of each of Cypress, TPG and Genesis;

     o permit Cypress, TPG and Nazem and their affiliates to sell their Genesis ElderCare Corp. stock;

     o provide that Genesis may appoint 100% of the members of the operating committee of the board of directors of Genesis ElderCare Corp.; and

     o eliminate all pre-emptive rights.

     The full text of the Amended and Restated Stockholders Agreement is attached as Exhibit E to the Restructuring Agreement, which is attached as Annex A to this proxy statement. We urge you to read the Amended and Restated Stockholders Agreement in its entirety.

     Irrevocable Proxy

     Cypress, TPG and Nazem and their affiliated investment funds will give to Genesis an irrevocable power of attorney directing Genesis to cast for, against or as an abstention in the same proportion as the other Genesis voting securities are cast, the number of shares of securities of Genesis so that Cypress, TPG and Nazem together will not have the right to vote more than 35% of the total voting power of Genesis in connection with any vote other than a vote relating to an amendment to Genesis' articles of incorporation to amend, modify or change the terms of any class or series of preferred stock.

This power of attorney will terminate upon the existence of the circumstances that would cause the standstill to terminate as described below under "-- Standstill."

     Directors of Genesis Upon Consummation of the Restructuring Transaction

     Pursuant to the terms of the Series H Preferred Stock, upon the consummation of the restructuring transaction, Cypress and TPG, acting jointly, or in the event that only one of Cypress and TPG then owns or has the right to acquire Genesis common stock, Cypress or TPG, as applicable, will be entitled to designate a number of directors of Genesis representing at least 23% of the total number of directors constituting the full board of directors of Genesis. However, for so long as the total number of directors constituting the full board of directors of Genesis is nine or fewer, Cypress and/or TPG will only be entitled to designate two directors on the Genesis board of directors. Cypress and TPG will have this right to designate directors so long as they own any combination of Genesis voting securities or securities convertible into Genesis voting securities constituting more that 10% of Genesis' total voting power. For this purpose, the Series I Preferred Stock and the non-voting common stock issued upon conversion of the Series I Preferred Stock will be considered voting securities.

     Each committee of the Genesis board of directors will include at least one director designated by Cypress and/or TPG unless applicable law or the rules or regulations of the primary exchange or quotation system on which Genesis' common stock is then listed or quoted prohibits the appointment of a Cypress and/or TPG designated director to a particular committee.

     For so long as Cypress and/or TPG have the right to designate directors on the Genesis board of directors, Genesis shall not, without the consent of at least two of the Cypress/TPG designated directors:

     o enter into any transaction or series of transactions which would constitute a change in control, as defined in the Restructuring Agreement; or

     o engage in a "going private" transaction.

     In addition, for so long as Cypress and/or TPG have the right to designate directors on the Genesis board of directors, Genesis shall not without the unanimous consent of the members of the litigation committee of Genesis' board of directors settle any action at law or suit in equity disclosed in any public filing made by Genesis with the U.S. Securities and Exchange Commission or any claim or demand made by a third party arising out of or related to the facts or circumstances underlying any such action or suit.

     Pre-emptive Rights

     Upon consummation of the restructuring transaction, Cypress and TPG will each have a right, subject to the limitations contained in the Restructuring Agreement, to participate in future offerings of any shares of, or securities exchangeable, convertible or exercisable for any shares of, any class of Genesis' capital stock. However, Cypress' and TPG's right to participate will not apply to the following:

     o sales of securities in underwritten public offerings;

     o sales of warrants offered in connection with sales of debt securities pursuant to Rule 144A of the Securities Act;

     o the issuance of securities in exchange for assets or all of the stock of another company;

     o issuances and sales of securities to employees and directors pursuant to benefit plans; and

     o issuances and sales of securities in connection with joint ventures or other strategic relationships relating to a Healthcare Related Business, as such phrase is defined in the Restructuring Agreement; provided that the securities issued do not represent more than 5% of the total voting power of Genesis.

     Standstill

     Effective upon consummation of the restructuring transaction, the Sponsors have agreed that neither they nor their affiliates will, without Genesis' prior written consent, either alone or as part or a group, acquire any voting securities of Genesis, except for the voting securities to be issued in the restructuring transaction and pursuant to stock splits, stock dividends or other distributions or offerings made available to holders of Genesis voting securities generally. However, these restrictions will terminate if:

     o the Genesis board of directors approves a transaction with any person which would result in that person:

       o beneficially owning securities representing more than 35% of the total voting power of Genesis; or

       o owning all or substantially all of Genesis' assets;

     o any person, other than Genesis in the case of an exchange offer, has commenced a tender or exchange offer for Genesis voting securities or securities exchangeable, convertible or exercisable for Genesis voting securities where all of these voting securities represent more than 35% of the total voting power of Genesis; or

     o Cypress and TPG no longer have the right to designate directors on the Genesis board of directors as described above under "-- Directors of Genesis Upon the Consummation of the Restructuring Transaction."

     Representations and Warranties

     The Restructuring Agreement contains statements and promises, called representations and warranties, made by Genesis, Cypress, TPG and Nazem. Genesis' representations and warranties relate to the following:

     o organization and good standing;

     o capitalization;

     o issuance of securities and securities issuable upon conversion, exercise or exchange or in payment of dividends;

     o authority relative to the Restructuring Agreement and related agreements;

     o no conflicts; required filings, consents and approvals;

     o SEC reports and financial statements;

     o listing of Genesis common stock on The New York Stock Exchange;

     o rights plan amended to allow restructuring transactions;

     o state takeover statutes and other antitakeover provisions contained in Genesis' governing documents not applicable to restructuring transactions; and

     o offering of securities not in violation of the Securities Act.

     Cypress, TPG and Nazem's representations and warranties relate to the following:

     o organization, good standing and power;

     o authority relative to the Restructuring Agreement and related agreements;

     o no conflicts; required filings and consents; and

     o purchase for investment.

     To review the full text of the representations and warranties contained in the Restructuring Agreement you should read the Restructuring Agreement which is attached as Annex A.

     Conditions to Closing

     The completion of the restructuring transaction depends upon the satisfaction of a number of conditions. The obligation of each party to complete the restructuring transaction is conditioned on each of the following:

     o no injunctions or restraints and

     o required filings and consents other than regulatory consents in connection with the disposition by Cypress, TPG and Nazem of their Genesis ElderCare Corp. stock.

     Cypress, TPG and Nazem's obligation to close is further conditioned on the following:

     o listing of Genesis common stock;

     o customary opinions of Genesis' counsel;

     o representations and warranties of Genesis being true and correct in all material respects when given and at closing;

     o reasonable satisfaction with corporate and other proceedings;

     o Genesis' taking appropriate actions to issue or prepare for the issuance of the common stock and the preferred stock in connection with the restructuring transaction;

     o Genesis' taking appropriate actions to effect the agreements related to the restructuring transaction;

     o no change of control, as defined in the Restructuring Agreement, of Genesis will have occurred;

     o no material breach of covenants by Genesis;

     o regulatory consents in connection with the disposition by Cypress, TPG and Nazem and their affiliates of their Genesis ElderCare Corp. stock in one or more transactions satisfactory to Cypress, TPG and Nazem;

     o no event, circumstance, condition, fact or other matter has occurred which has had a material adverse effect on Genesis' business or financial condition;

     o Genesis will have entered into the amended Put/Call Agreement and the amended Stockholders Agreement; and

     o Genesis will have reimbursed Cypress and TPG for their expenses incurred in connection with the Restructuring Agreement and related transactions, including fees and expenses of professional advisors, not to exceed $1,000,000.

     Genesis' obligation to close is further conditioned on the following:

     o representations and warranties of Cypress, TPG and Nazem being true and correct in all material respects when given and at closing;

     o no material breach of covenants by Cypress, TPG and Nazem;

     o each of Cypress and TPG will have entered into the amended Put/Call Agreement and the amended Stockholders Agreement;

     o Genesis will have received from Cypress and TPG the purchase price for the common stock and the warrants; and

     o customary opinions of Cypress and TPG's counsel.

     Covenants

     The Restructuring Agreement includes covenants and agreements of Genesis, Cypress, TPG and Nazem. These covenants relate to the following:

     o reasonable best efforts to consummate the restructuring transaction, including reasonable best efforts to obtain all necessary consents and approvals, including:

       o regulatory approval;

       o shareholder approval;

       o third party consents; and

       o termination of the waiting period with respect to filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

     o presentation and recommendation of the proposals to shareholders necessary to consummate the restructuring transaction;

     o prior to the closing of the restructuring transaction and subject to reasonable exceptions:

       o Genesis will conduct its business only in the ordinary course consistent with past practice;

       o Genesis will not enter into any transaction or series of transactions which would constitute a change in control, as defined in the Restructuring Agreement;

       o Genesis will not engage in a "going private" transaction;

       o there will be no issuance, split, combination or reclassification of Genesis' capital stock and Genesis will not pledge, encumber or otherwise dispose of any of its capital stock;

       o there will be no dividends or distributions on Genesis' common stock;
         and

       o there will be no amendments to Genesis' articles of incorporation or by-laws;

     o there will be no acts or omissions materially impairing Genesis' ability to consummate the restructuring transaction or causing a condition not to be satisfied;

     o Genesis will present proposals necessary to obtain the shareholder approvals required in connection with the Restructuring Agreement and the related transactions;

     o Genesis will advise Cypress, TPG and Nazem of any change, development or condition that may materially impair Genesis' ability to consummate the restructuring transaction or cause a condition not to be satisfied;

     o Genesis will not make public announcements regarding the Restructuring Agreement or the related transactions without the consent of Cypress and TPG or unless such announcements are required by law;

     o Genesis will reserve securities issuable upon conversion, exchange or exercise sufficient to make the issuance of securities under the Restructuring Agreement;

     o Genesis will file certificates of designation and an amendment to Genesis' articles of incorporation as contemplated by the Restructuring Agreement;

     o Genesis will provide information concerning Genesis, including information sufficient to permit sales of securities under Rule 144 under the Securities Act;

     o if the closing occurs, Genesis will pay the expenses of Cypress and TPG, including fees and expenses of professional advisors, not to exceed $1,000,000;

     o Genesis will not amend its articles of incorporation, by-laws, shareholder rights agreement or other constituent document in a manner adverse to Cypress, TPG or Nazem, other than in a manner that affects the Cypress, TPG and Nazem the same as other shareholders of Genesis.

     o Genesis' board of directors will take all actions necessary to effect the designation to the board of directors of Genesis the directors designated by TPG and Cypress in accordance with the certificate of designations of the Series H Preferred Stock;

     Cypress, TPG and Nazem's covenants relate to the following:

     o using reasonable best efforts to consummate the restructuring transactions, including reasonable best efforts to obtain all necessary consents and approvals, including;

       o regulatory approval;

       o shareholder approval;

       o third party consents; and

       o termination of the waiting period with respect to filings under the Hart-Scott- Rodino Antitrust Improvements Act of 1976.

     o no affirmative acts materially impairing Cypress', TPG's or Nazem's ability to consummate the restructuring transaction; and

     o not making public announcements regarding the Restructuring Agreement or the related transactions without the consent of Genesis or unless such announcements are required by law.

     o for so long as the standstill is in effect, not selling Genesis' voting securities to:

       o any person in a transaction or a series of transactions where the voting securities, togther with any other voting securities known to have been sold to the buyer by Cypress, TPG or Nazem, represent more than 15% of Genesis' total voting power; or

       o to any competitor of Genesis, as defined in the Restructuring Agreement, which is attached as Annex A; and

     o Cypress, TPG and Nazem will give notice to Genesis of any transfer of securities that it acquired in the restructuring transaction.

     Indemnification

     The Restructuring Agreement provides for the reciprocal indemnification between Genesis, on the one hand, and Cypress, TPG and Nazem, on the other hand, for breaches of representations and warranties and breaches of covenants. The right to indemnification described in the prior sentence is subject to exceptions. You should read the Restructuring Agreement, which is attached as Annex A, for a more complete discussion of the indemnification provisions. In addition, the Restructuring Agreement also provides for the indemnification of Cypress' and TPG's designees to the Genesis board of directors to the fullest extent permitted by law, consistent with the indemnification of Genesis' other directors. Finally, the Restructuring Agreement provides for the indemnification of Sponsors in connection with the restructuring transaction, other than in respect of losses arising out of losses of value of the Sponsors' investments, claims by the limited partners in the Sponsors' affiliated investment funds and the tax consequences of the restructuring transaction.

Sponsors' Ownership and Voting Power

     Upon consummation of the restructuring transaction and assuming conversion of the Series H Preferred Stock and Series I Preferred Stock and exercise of the warrants to be purchased by Cypress and TPG or their affiliated investment funds, Cypress, TPG and Nazem and their affiliated investment funds will together beneficially own 58% of Genesis' outstanding common stock and non-voting common stock representing 49% of Genesis' outstanding voting power. To the extent that dividends on the Series H Preferred Stock and the Series I Preferred Stock accrue instead of being paid in cash, the percentage ownership interest of Genesis' outstanding common stock and non-voting common stock represented by these securities will increase. Genesis expects it will not pay cash dividends on the Series H Preferred Stock or the Series I Preferred Stock for at least the first five years after issuance. To the extent that shares of the Series I Preferred Stock are exchanged for Series H Preferred Stock, the voting power represented by the Series H Preferred Stock will increase.

Opinion of Financial Advisor to Genesis

     On September 15, 1999, Merrill Lynch delivered to Genesis' board of directors a written opinion to the effect that, as of such date, and based upon and subject to the factors and assumptions described in its opinion, the restructuring transaction was fair from a financial point of view to Genesis.

     The full text of Merrill Lynch's opinion, which sets forth the assumptions made, matters considered and qualifications and limitations on the review undertaken by Merrill Lynch, is attached as Annex B and is incorporated by reference in this proxy statement. The summary of Merrill Lynch's opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Merrill Lynch's opinion. We urge you to read the opinion carefully and in its entirety.

     Merrill Lynch's opinion was provided to Genesis' board of directors for its information and is directed only to the fairness from a financial point of view to Genesis of the restructuring transaction. Merrill Lynch's opinion does not address any other aspect of the restructuring transaction, including the merits of the underlying decision by Genesis to engage in the restructuring transaction, and does not constitute a recommendation to any stockholder as to how such stockholder should vote on any matter relating to the proposed restructuring transaction.

     In arriving at its opinion, Merrill Lynch, among other things:

     (1) reviewed certain publicly available business and financial information relating to Genesis and business and financial information concerning Genesis ElderCare Corp. that Merrill Lynch deemed to be relevant;

     (2) reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of Genesis and Genesis ElderCare Corp. furnished to Merrill Lynch by Genesis;

     (3) conducted discussions with members of senior management and representatives of Genesis concerning the matters described in clauses 1 and 2 above, as well as the prospects of Genesis and Genesis ElderCare Corp. before and after giving effect to the proposed restructuring transaction;

     (4) reviewed the market prices and valuation multiples for the shares of Genesis common stock, and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

     (5) participated in certain discussions and negotiations among representatives of Genesis, certain of the Sponsors and their respective financial and legal advisors;

     (6) reviewed the potential pro forma impact of the proposed restructuring transaction;

     (7) reviewed drafts dated September 15, 1999 of the Restructuring Agreement, the certificates of designation of the Series H Preferred Stock and the Series I Preferred Stock, the Amended and Restated Put/Call Agreement, the Warrant and the Amended and Restated Stockholders Agreement; and

     (8) reviewed such other financial studies and analyses and took into account such other matters as Merrill Lynch deemed necessary, including Merrill Lynch's assessment of general economic, market and monetary conditions.

     In preparing its opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to Merrill Lynch, discussed with or reviewed by or for Merrill Lynch, or publicly available, and Merrill Lynch did not assume any responsibility for independently verifying such information and Merrill Lynch has not undertaken an independent evaluation or appraisal of any of the assets or liabilities of Genesis or Genesis ElderCare Corp. or been furnished with any such evaluation or appraisal. In addition, Merrill Lynch did not assume any obligation to conduct, nor did Merrill Lynch conduct, any physical inspection of the properties or facilities of Genesis or Genesis ElderCare Corp. With respect to the financial forecast information furnished to or discussed with Merrill Lynch by Genesis, Merrill Lynch assumed that this information had been reasonably prepared and reflected the best currently available estimates and judgment of Genesis' management as to the expected future financial performance of Genesis or Genesis ElderCare Corp., as the case may be. Merrill Lynch also assumed that the final forms of the Restructuring Agreement, the certificates of designation of the Series H Preferred Stock and the Series I Preferred Stock, the Amended and Restated Put/Call Agreement, the Warrant and the Amended and Restated Stockholders Agreement would be substantially similar to the last draft of each such document reviewed by it.

     Merrill Lynch did not express any opinion as to the prices at which the shares of common stock and the warrants to be purchased by the Cypress and TPG, or the shares of the Series H Preferred and the Series I Preferred Stock to be issued to the Sponsors in the restructuring transaction, may trade following the completion of the restructuring transaction.

     Merrill Lynch's opinion is necessarily based on market, economic and other conditions as they existed and could be evaluated on, and on the information made available to Merrill Lynch as of, the date of the opinion. Merrill Lynch assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the restructuring transaction, no restrictions will be imposed that will have a material adverse effect on the contemplated benefits of the restructuring transaction. Although Merrill Lynch evaluated the restructuring transaction from a financial point of view, Merrill Lynch was not requested to, and did not, address the merits of the underlying decision of Genesis to engage in the restructuring transaction and did not recommend to any shareholder as to how such shareholder should vote on the proposed restructuring transaction or any related matter.

     Merrill Lynch currently provides, and has in the past provided, financial advisory and financing services to Genesis, Cypress, TPG and Nazem, including having acted as financial advisor to Genesis in connection with its acquisition of Vitalink Pharmacy Services, Inc. in 1998, and Merrill Lynch may continue to provide such services to such parties, and Merrill Lynch has received, and may receive, fees for the rendering of those services. In the ordinary course of Merrill Lynch's business, it may actively trade securities of Genesis for its own account and for the account of its customers, and accordingly, may at any time hold a long or short position in those securities.

     In preparing its opinion to Genesis' board of directors, Merrill Lynch performed a variety of financial and comparative analyses, including those described below. The summary below does not purport to be a complete description of the analyses underlying Merrill Lynch's opinion or the presentation made by

Merrill Lynch to Genesis' board of directors. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances, and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Merrill Lynch did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. No company, business or transaction used in such analyses as a comparison is identical to Genesis, Genesis ElderCare Corp. or the restructuring transaction, nor is an evaluation of the results of such analyses entirely mathematical, rather it involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions being analyzed.

     In performing its analyses, Merrill Lynch considered numerous factors including industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Merrill Lynch, Genesis or Genesis ElderCare Corp. Any estimates contained in the analyses performed by Merrill Lynch and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or actual values, which may be significantly more or less favorable than those suggested by such analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. In addition, as described above, Merrill Lynch's opinion was among several factors taken into consideration by Genesis' board of directors in making its determination to approve the restructuring transaction. Consequently, the Merrill Lynch analyses described below should not be viewed as determinative of the decision of Genesis' board of directors or Genesis' management with respect to the fairness of the restructuring transaction.

     The following is a summary of the material financial analyses performed by Merrill Lynch in arriving at its opinion and presented to Genesis' board of directors. The Merrill Lynch opinion is based upon Merrill Lynch's consideration of the collective results of all such analyses, together with the other factors referred to in its opinion letter.

Valuation of Restructuring Transaction - Preferred Stock and Put

     Merrill Lynch performed an analysis and comparison of (i) the theoretical value of the Series H Preferred Stock and the Series I Preferred Stock to be issued in the restructuring transaction and (ii) the present value of the hypothetical cost to Genesis in 2002 of an exercise of the Put by the Sponsors. To perform this hypothetical valuation, Merrill Lynch derived a range of theoretical values for the Series H Preferred Stock and the Series I Preferred Stock. This range of theoretical values for the Series H Preferred Stock and Series I Preferred Stock was derived taking into account valuation principles and variables customarily applied in the valuation of similar securities, including duration of term, conversion features, dividend rate, method of dividend payment, appropriate discount rates taking into consideration the relative position of the security in a company's capital structure, and potential future volatility of the underlying security. In addition, Merrill Lynch used the existing terms of the Put/Call Agreement and estimates of 1999 to 2002 earnings and other financial information for Genesis and Genesis ElderCare Corp. provided by the management of Genesis to calculate the hypothetical implied cost to Genesis in 2002 of an exercise of the Put by the Sponsors and then discounted such hypothetical implied cost to September 1999 values using a range of discount rates. The calculation of this hypothetical implied 2002 cost was performed by Merrill Lynch assuming two scenarios for the Medicare payment system. The first scenario (the "current Medicare rate system") assumed that the current Medicare payment system remained in effect, and the second scenario (the "higher Medicare rate system") assumed that, beginning in 2002, the Medicare payment system would provide for the payment of $20 per patient day in excess of the payment per patient day provided for in the current Medicare payment system.

     This analysis indicated that (i) the hypothetical implied cost to Genesis in 2002 of an exercise of the Put by the Sponsors was $398.2 million under the current Medicare rate system and $536.7 million under the higher Medicare rate system, (ii) under both the current and the higher Medicare rate system, the theoretical value of the Series H Preferred Stock and the Series I Preferred Stock was significantly lower than the hypothetical implied cost to Genesis in 2002 of an exercise of the Put by the Sponsors, (iii) under the current Medicare rate system, the theoretical value of the Series H Preferred Stock and the Series I Preferred Stock ranged from being slightly lower to marginally higher than the present value of the hypothetical implied cost to Genesis in 2002 of an exercise of the Put by the Sponsors, and (iv) under the higher Medicare rate system, the theoretical value of the Series H Preferred Stock and the Series I Preferred Stock was significantly lower than the present value of the hypothetical implied cost to Genesis in 2002 of an exercise of the Put by the Sponsors.

Valuation of Restructuring Transaction - Common Stock and Warrants

     Merrill Lynch performed an analysis of the hypothetical value of the shares of common stock and the warrants to be purchased by Cypress and TPG in the restructuring transaction. Merrill Lynch derived a range of hypothetical values for the shares of common stock to be purchased by Cypress and TPG in the restructuring transaction using the closing share price of Genesis common stock on July 27, 1999 as well as the average closing share price of Genesis common stock over the 5, 15 and 30 consecutive trading days ending on July 27, 1999. Merrill Lynch derived a range of hypothetical values for the warrants to be purchased by the Sponsors in the restructuring transaction taking into account valuation principles and variables customarily applied in the valuation of similar securities, including duration of term, exercise price, market price of the underlying security, appropriate discount rates and potential future volatility of the underlying security. In its calculation of the range of hypothetical values for the warrants, Merrill Lynch used the closing share price of Genesis common stock on July 27, 1999 as well as the average closing share price of Genesis common stock over the 5, 15 and 30 consecutive trading days ending on July 27, 1999 and applied volatility rates ranging from 30% to 45%.

     This analysis indicated that the hypothetical value of the shares of common stock to be purchased by Cypress and TPG in the restructuring transaction ranged from $39.8 million to $46.9 million and that the hypothetical value of the warrants to be purchased by Cypress and TPG in the restructuring transaction ranged from $2.6 million to $4.4 million. This analysis indicated that the total hypothetical value of the shares of common stock and the warrants to be purchased by Cypress and TPG in the restructuring transaction ranged from $42.4 million to $51.3 million.

Pro Forma Analysis of Restructuring Transaction

     Merrill Lynch analyzed the potential pro forma effect on the estimated earnings per share of common stock of Genesis through 2005, assuming, alternatively, that (i) the restructuring transaction is completed and the Put/Call Agreement is terminated and (ii) the restructuring transaction is not completed, the Put/Call Agreement remains in effect, the Sponsors exercise the Put in 2002 and Genesis satisfies its obligations under the Put through the issuance of shares of Genesis common stock. This analysis was based on estimates of future earnings of Genesis and Genesis ElderCare Corp. provided to Merrill Lynch by the management of Genesis. In its analysis, Merrill Lynch applied a range of hypothetical share prices for Genesis common stock and analyzed each potential scenario under both the current Medicare rate system and the higher Medicare rate system.

     This analysis indicated that, under all potential scenarios, the completion of the restructuring transaction and the termination of the Put/Call Agreement would result in greater earnings per share growth during the period from 1999 to 2005 and higher earnings per share in 2003, 2004 and 2005 as compared to the earnings per share growth during the period from 1999 to 2005 and earnings per share in 2003, 2004 and 2005 that would result under any potential scenario if the restructuring transaction is not completed, the Put/Call Agreement remains in effect, the Sponsors exercise the Put in 2002 and Genesis satisfies its obligations under the Put through the issuance of shares of Genesis common stock.

Pro Forma Ownership Resulting From Restructuring Transaction

     Merrill Lynch analyzed the potential pro forma effect on the pro forma ownership of Genesis common stock by the Sponsors from 1999 to 2005, assuming, alternatively, that (i) the restructuring transaction is completed and the Put/Call Agreement is terminated and (ii) the restructuring transaction is not completed, the Put/Call Agreement remains in effect, the Sponsors exercise the Put in 2002 and Genesis satisfies its obligations under the Put through the issuance of shares of Genesis common stock. For the scenario in which the restructuring transaction is completed, Merrill Lynch calculated pro forma ownership assuming full conversion of the shares of the Series H Preferred Stock and the Series I Preferred Stock to be issued to the Sponsors in the restructuring transaction and full exercise of the warrants to be purchased by Cypress and TPG in the restructuring transaction. For the scenario in which the restructuring transaction is not completed, Merrill Lynch calculated pro forma ownership using the estimated share price of Genesis common stock in 2002 as derived by applying share price to earnings multiples of 10x, 12.5x and 15x to estimates of 2003 earnings per share provided by the management of Genesis, and analyzed each potential scenario under both the current Medicare rate system and the higher Medicare rate system.

     This analysis indicated that, beginning in 2002 when the Put becomes exercisable, under all potential scenarios, the completion of the restructuring transaction and the termination of the Put/Call Agreement would result in the Sponsors having a lower pro forma ownership of Genesis as compared to the pro forma ownership of Genesis by the Sponsors that would result under any potential scenario if the restructuring transaction is not completed, the Put/Call Agreement remains in effect, the Sponsors exercise the Put in 2002 and Genesis satisfies its obligations under the Put through the issuance of shares of Genesis common stock. Specifically, this analysis indicated that for the period from 2002 to 2005 the pro forma ownership of Genesis by the Sponsors (i) would range from 63.1% to 91% if the restructuring transaction is not completed, the Put/Call Agreement remains in effect, the Sponsors exercise the Put in 2002 and Genesis satisfies its obligations under the Put through the issuance of shares of Genesis common stock, and (ii) would range from 59.0% to 60.3% if the restructuring transaction is completed and the Put/Call Agreement is terminated.

     Under the terms of Merrill Lynch's engagement, if the proposed restructuring transaction is completed, Merrill Lynch will receive a cash fee equal to $2 million. In addition, under the terms of Merrill Lynch's engagement, a cash fee equal to $1 million became payable by Genesis to Merrill Lynch upon the execution of the letter of intent relating to the proposed restructuring transaction. Genesis also has agreed to reimburse Merrill Lynch for all out-of-pocket expenses incurred by Merrill Lynch in performing its services, including fees and expenses of legal counsel, and to indemnify Merrill Lynch and related persons and entities against liabilities, including liabilities under the federal securities laws, arising out of Merrill Lynch's engagement.

     Genesis retained Merrill Lynch based upon Merrill Lynch's experience and expertise. Merrill Lynch is an internationally recognized investment banking and advisory firm. Merrill Lynch, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

Genesis' Reasons for the Restructuring Transaction

     The Genesis board of directors has unanimously determined that the terms of the restructuring transaction are fair to, and in the best interests of, Genesis and its shareholders. In reaching its determination the Genesis board of directors consulted with Genesis management, as well as its legal counsel, accountants and financial advisors and gave significant consideration to a number of factors bearing on its decision. The following are the reasons the Genesis board of directors believes the restructuring transaction will be beneficial to Genesis and its shareholders:

     o the restructuring transaction will result in the infusion of $50 million of equity capital into Genesis;

     o under Genesis' Fourth Amended and Restated Credit Agreement, certain of Genesis' lenders have agreed to make available a $40 million senior credit line to Genesis subject to, among other things, the infusion of $50 million of equity capital into Genesis;

     o the termination of the Put eliminates a substantial near-term obligation of Genesis, the exact amount of which is uncertain, in exchange for a preferred stock interest in Genesis, the financial impact of which is more readily quantified;

     o the restructuring transaction provides Genesis with the ability to integrate the Multicare and Genesis operations without regard to the impact on the potential cost of the Put to Genesis or the Sponsors' other rights under the Put/Call Agreement;

     o the restructuring transaction allows Genesis to pursue divestitures, asset based financings, acquisitions, asset swaps and other transactions on a basis that is most rational for Multicare and Genesis, as an enterprise, and without regard to the impact on the potential cost of the Put to Genesis or the Sponsors' other rights under the Put/Call Agreement;

     o the restructuring transaction eliminates potential conflicts of interest between Multicare and Genesis equity holders;

     o Genesis would receive the benefit of improved Medicare payment rates if healthcare reform is adopted and implemented without the offsetting increase in the cost of the Put to Genesis that would otherwise result from the formula for the exercise price of the Put;

     o the restructuring transaction reduces confusion and uncertainty in the marketplace with respect to the Multicare joint venture, including the Put\Call formula, and may improve Genesis' access to the capital markets;

     o the restructuring transaction provides an opportunity for a higher earnings per share growth rate for Genesis for the period 1999 through 2005 and higher earnings per share for the periods 2003, 2004 and 2005 than Genesis is likely to achieve if the transaction is not completed; and

     o Cypress, TPG and Nazem receive a significantly lower percentage of equity ownership and voting power in Genesis than would likely result if Cypress, TPG and Nazem were to exercise the Put and the obligation were satisfied by Genesis through the issuance of its common stock under the current market conditions.

     The Genesis board of directors also considered a number of potentially negative factors in its deliberation concerning the restructuring transaction, including:

     o the restructuring transaction will be dilutive in the short-term to Genesis' earnings;

     o the restructuring transaction will increase consolidated indebtedness;
       and

     o Cypress and TPG will have significant influence over the management of Genesis, as they will be able to vote 35% of the total voting power of Genesis in connection with any shareholder vote and they will be able to designate at least 23% of the directors on Genesis' board of directors. As a result of their holdings of our securities, Cypress and TPG will have significant influence over matters voted upon by our shareholders, including the election of directors and whether to approve significant corporate transactions that require shareholder approval. In addition, as a result of their board representation, Cypress and TPG will have significant influence over matters determined by our board of directors, including decisions affecting our capital structure, the issuance of additional capital stock, the implementation of stock repurchase programs and the declaration of dividends. We cannot assure you that the interests of Cypress and TPG will not conflict with your interests as shareholders.

     The Genesis board of directors concluded, however, that the benefits of the transaction to Genesis and its shareholders outweighed the risks associated with these negative factors.

Accounting Effects of the Restructuring Transaction

     Currently, Genesis accounts for its investment in Multicare using the equity method of accounting. Upon consummation of the restructuring transaction, Genesis will consolidate the financial results of Multicare since Genesis will have managerial, operational and financial control of Multicare under the terms of the restructuring agreement. Accordingly, Multicare's assets, liabilities, revenues and expenses will be consolidated at their recorded historical amounts and the financial impact of all transactions between Genesis and Multicare will be eliminated in consolidation. In the accompanying Unaudited Proforma Condensed Consolidated Balance Sheet the minority shareholders' remaining 56.4% interest in Multicare is carried as minority interest based on their proportionate share of Multicare's historical book equity. For so long as there is a minority interest in Multicare, the minority shareholders' proportionate share of Multicare's net income or loss will be recorded through adjustment to minority interest.

     In connection with the restructuring transaction, Genesis intends to record a charge of approximately $422 million representing the estimated cost to terminate the Put. See "Unaudited Pro Forma Financial Information."

REQUIRED VOTE

     Genesis is seeking the approval of this proposal from its shareholders in accordance with the shareholder approval policy of The New York Stock Exchange. The approval of this proposal requires the affirmative vote of a majority of the total votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal. Abstentions and broker non-votes will not be counted for purposes of approving this matter. In addition, abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal.

     The Board of Directors unanimously recommends that you vote FOR the issuance of Genesis common stock, warrants to purchase common stock, Series H Preferred Stock and Series I Preferred Stock in connection with the restructuring of the Multicare joint venture.

          Description of Genesis' Series H and Series I Preferred Stock

     The following summary description of the Series H Preferred Stock and the Series I Preferred Stock to be issued by Genesis does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the certificates of designations governing the Genesis Series H and Series I Preferred Stock, copies of which are attached as Exhibits B and C to the Restructuring Agreement, which is attached as Annex A to this proxy statement.

GENERAL

     The Series H Preferred Stock and the Series I Preferred Stock will be authorized as new series of preferred stock. Article 6 of Genesis' articles of incorporation authorizes Genesis' board of directors to divide the Genesis preferred stock into one or more series and to determine the relative rights and preferences of the shares within each series, including voting rights.

     Series H Senior Convertible Participating Cumulative Preferred Stock

     Liquidation Preference

     The liquidation preference is $10,000 per share, plus accrued and unpaid dividends.

     Upon any liquidation, winding-up or dissolution of Genesis, before any distribution or payment is made to any equity security of Genesis ranking junior to the Series H Preferred Stock, the holders of the Series H Preferred Stock will be paid the greater of :

     o the then effective liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date through the date of liquidation, winding-up or dissolution; and

     o the amount that would be payable to the holders of shares of the Series H Preferred Stock if the holders of the Series H Preferred Stock had converted all outstanding shares of Series H Preferred Stock into shares of common stock of Genesis immediately prior to the liquidation, winding-up or dissolution.

     If upon any liquidation, winding-up or dissolution of Genesis, the assets of Genesis are insufficient to pay in full the amount due on the Series H Preferred Stock and the amount due on any parity securities, then the assets of Genesis will be distributed among the holders of the Series H Preferred Stock and the holders of the other securities ratably.

     Dividends

     The dividend rate is the greater of:

     o the then effective dividend rate per annum of the then effective liquidation preference; and

     o the quarterly dividend last declared with respect to Genesis' common stock, to be paid on each share of Series H Preferred Stock as if converted into Genesis common stock immediately prior to the applicable record date.

     Dividends will be payable quarterly, when as and if declared by Genesis' board of directors, and if not paid on the applicable dividend payment date will be added to the liquidation preference.

     Dividend payments made prior to the fifth anniversary of the issue date will be paid in shares of Series I Preferred Stock. Dividend payments made after the fifth anniversary of the issue date will be paid in cash; provided, that dividend payments after the fifth anniversary of the issue date may be made in shares of Series I Preferred Stock to the extent that Genesis is prohibited from paying these dividends in cash under the terms of its then existing senior or senior subordinated indebtedness.

     The dividend rate will increase by 0.50% per annum beginning in the sixth year following the issue date up to a maximum of 8.50%. If at any time Genesis is in default of its obligation to redeem any shares of the Series H Preferred Stock, the dividend rate will be increased to the then effective dividend rate plus 2.00% per annum.

     Ranking

     The Series H Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution:

     o rank senior to all classes of Genesis common stock, all currently outstanding shares of preferred stock and each future series of preferred stock of Genesis which does not expressly provide that it ranks senior to or on a parity with the Series H Preferred Stock;

     o rank on a parity with Genesis' Series I Preferred Stock and with each future series of preferred stock of Genesis not issued in violation of the terms of the Series H Preferred Stock and which by its terms expressly provide that it shall rank on a parity with the Series H Preferred Stock; and

     o rank junior to each future series of preferred stock of Genesis not issued in violation of the terms of the Series H Preferred Stock and which by its terms expressly provide that it shall rank senior to the Series H Preferred Stock.

     Conversion

     Conversion is at the option of the holder at any time prior to actual redemption into the number of shares of Genesis common stock equal to the then effective liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date through the date of conversion, divided by 8.75. The conversion rights include provisions that protect the holders thereof against dilution by adjustment of the conversion price in certain events including, among other events, stock dividends, stock splits and issuances by Genesis of any class of Genesis common stock at a price per share below their fair market value, other than in connection with an acquisition or a public offering.

     Optional Redemption

     Genesis will not have the right to redeem the Series H Preferred Stock at any time prior to the third anniversary of the issue date.

     Thereafter and prior to the fifth anniversary of the issue date, Genesis will have the right, upon not less than 30 days nor more than 120 days notice, to redeem the Series H Preferred Stock in whole but not in part at a price per share in cash equal to the then effective per share liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date through the date of redemption if the average closing price of Genesis' common stock for the 30 consecutive trading days ending on the date of notice of Genesis' intent to redeem the Series H Preferred Stock exceeds 135% of the conversion price then in effect.

     On and after the fifth anniversary of the issue date and prior to the twelfth anniversary of the issue date, Genesis will have the right, upon not less than 30 days nor more than 120 days notice, to redeem the Series H Preferred Stock in whole but not in part at a price per share in cash set forth below (expressed as a percentage of the then effective per share liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date through the date of redemption), if redeemed during the 12-month period beginning on the anniversary of the issue date in the years indicated below:

                        Year                     Percentage
                        ----                     ----------

                        2004 ...................  103.500%

                        2005 ...................  102.333

                        2006 ...................  101.167

                        2007 and thereafter ....  100.000

     Mandatory Redemption

     To the extent that Genesis has funds legally available, on the twelfth anniversary of the issue date (and to the extent that Genesis does not then have funds legally available, as soon thereafter as Genesis has funds legally available), Genesis will redeem all outstanding shares of the Series H Preferred Stock at a price per share in cash equal to the then effective per share liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date through the date of redemption.

     Voting Rights

     General

     The Series H Preferred Stock will have the right to vote, together with all of Genesis' other securities entitled to vote, on all matters on which Genesis' common stockholders are entitled to vote. Each share of Series H Preferred Stock will have the number of votes equal to the number of shares of common stock then issuable upon conversion of each share of Series H Preferred Stock.

     Upon a Default

     If and whenever:

     o following the fifth anniversary of the issue date Genesis has failed to pay dividends in cash for four consecutive fiscal quarters while Genesis was not prohibited from paying these dividends in cash under the terms of its then existing senior or senior subordinated indebtedness, or

     o Genesis is in default of any of its obligations to redeem any shares of Series H Preferred Stock,

then the holders of the Series H Preferred Stock, together with the holders of the Series I Preferred Stock if the Series I Preferred Stock is also in default, voting together as a single class, will be entitled to elect two directors on Genesis' board of directors by majority vote.

     Class Vote

     Genesis will not, without consent of the holders of at least a majority of the number of shares of Series H Preferred Stock and Series I Preferred Stock at the time outstanding voting together as a class:

     o increase the number of shares of authorized Series H Preferred Stock or Series I Preferred Stock or issue any additional shares of Series H Preferred Stock or Series I Preferred Stock, other than as contemplated by the terms of the Series I Preferred Stock or the Series H Preferred Stock;

     o amend or modify the relative rights, preferences or limitations of the Series H Preferred Stock or the Series I Preferred Stock or amend, alter or repeal any of the provisions of Genesis' articles of incorporation or by-laws (including by merger or similar transaction or otherwise) so as to eliminate the Series H Preferred Stock or the Series I Preferred Stock or otherwise affect adversely the powers, preferences or rights of the holders of Series H Preferred Stock or Series I Preferred Stock;

     o other than the Series I Preferred Stock and the Series H Preferred Stock, create, authorize, issue or permit to exist any class of capital stock or series of preferred stock that ranks senior to or pari passu with the Series H Preferred Stock (other than preferred stock with an aggregate liquidation preference and accrued and unpaid dividends not exceeding $75 million at any time outstanding ranking pari passu with the Series H Preferred Stock) with respect to dividend rights or rights on liquidation, winding up or dissolution, or reclassify any class or series of any junior stock into, or authorize any securities exchangeable for, convertible into or evidencing the right to purchase, any such class or series; or

     o enter into any transaction or series of transactions which would constitute a change in control, as defined in the certificate of designations, or engage in any "going private" transaction, except in a transaction where the holders of the Series H Preferred Stock receive cash consideration equal to the greater of

       o 101% of the then effective liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date and

       o the fair market value of the consideration they would be entitled to receive if they were to convert their Series H Preferred Stock into Genesis common stock immediately prior to the effective time of the transaction.

     Special Right to Appoint Directors

     Cypress and TPG, acting jointly, or in the event that only one of Cypress and TPG then owns or has the right to acquire Genesis common stock, Cypress or TPG, as applicable, will be entitled to designate a number of directors of Genesis representing at least 23% of the total number of directors constituting the full board of directors of Genesis. However, for so long as the total number of directors constituting the full board of directors of Genesis is nine or fewer, Cypress and/or TPG will only be entitled to designate two directors on the Genesis board of directors. Cypress and TPG will have this right to designate directors so long as they own any combination of Genesis voting securities or securities convertible into Genesis voting securities constituting more that 10% of Genesis' total voting power. For purposes of this calculation, the Series I Preferred Stock and the non-voting common stock issued upon conversion of the Series I Preferred Stock will be counted as if they were voting securities.

     Each committee of the Genesis board of directors will include at least one director designated by Cypress and/or TPG, unless the rules or regulations of the primary exchange or quotation system on which Genesis' common stock is then listed or quoted prohibits the appointment of a Cypress and/or TPG designated director to a particular committee.

     Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock

     Liquidation Preference

     The liquidation preference is $10,000 per share, plus accrued and unpaid dividends.

     Upon any liquidation, winding-up or dissolution of Genesis, before any distribution or payment is made to any equity security of Genesis ranking junior to the Series I Preferred Stock, the holders of the Series I Preferred Stock shall be paid the greater of :

     o the then effective liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date through the date of liquidation, winding-up or dissolution, and

     o the amount that would be payable to the holders of shares of the Series I Preferred Stock if the holders of the Series I Preferred Stock had converted all outstanding shares of Series I Preferred Stock into shares of common stock of Genesis immediately prior to such liquidation, winding-up or dissolution.

     If upon any liquidation, winding-up or dissolution of Genesis, the assets of Genesis are insufficient to pay in full the amount due on the Series I Preferred Stock and the amount due on any parity securities, then those assets will be distributed among the holders of the Series I Preferred Stock and the holders of the other securities ratably.

     Dividends

     The dividend rate is the greater of:

     o the then effective dividend rate per annum of the then effective liquidation preference, and

     o the quarterly dividend last declared with respect to Genesis's common stock, to be paid on each share of Series I Preferred Stock as if converted into Genesis common stock immediately prior to the applicable record date.

     Dividends will be payable quarterly in cash, when, as and if declared by Genesis' board of directors, and if not paid on the applicable dividend payment date will be added to the liquidation preference.

     The dividend rate will increase by 0.50% per annum beginning in the sixth year following the issue date up to a maximum of 8.50%. If at any time Genesis is in default of its obligation to redeem any shares of the Series I Preferred Stock, the dividend rate will be increased to the then effective dividend rate plus 2.00% per annum.

     Dividend Rate Reset

     In the event on any dividend payment date occurring on or after the second anniversary of the issue date of the Series H Preferred Stock, referred to as the Series H Issue Date, the exchange by Genesis of any shares of Series I Preferred Stock held by any person for shares of Series H Preferred Stock would not result in that person beneficially owning voting stock of Genesis or securities convertible or exercisable for voting stock of Genesis where all such voting stock represents more than 49% of the total voting stock of Genesis, the dividend rate for all shares of Series I Preferred held by that person will be increased to the greater of:

     o the then effective dividend rate plus 8.00% per annum of the then effective liquidation preference, and

     o the quarterly dividend last declared with respect to Genesis' common stock.

     For this purpose, voting stock is defined as such phrase is defined in Genesis' senior subordinated debt.

     Ranking

     The Series I Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution:

     o rank senior to all shares of Genesis common stock, all currently outstanding shares of preferred stock and each future series of preferred stock of Genesis which does not expressly provide that it ranks senior to or on a parity with the Series I Preferred Stock;

     o rank on a parity with Genesis' Series H Preferred Stock and with each future series of Genesis preferred stock not issued in violation of the terms of the Series I Preferred Stock and which by its terms expressly provide that it shall rank on a parity with the Series I Preferred Stock; and

     o rank junior to each future series of preferred stock of Genesis not issued in violation of the terms of the Series I Preferred Stock and which by its terms expressly provide that it shall rank senior to the Series I Preferred Stock.

     Conversion

     Conversion is at the option of the holder at any time prior to actual redemption into the number of shares of a new class of common stock of Genesis (identical in all respects to the common stock issuable upon conversion of the Series H Preferred Stock except that this new series of common stock will not have the right to vote other than as provided by law) equal to the then effective liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date through the date of conversion, divided by 8.75. The conversion rights include provisions that protect the holders thereof against dilution by adjustment of the conversion price in certain events including, among other events, stock dividends, stock splits and issuances by Genesis of any class of Genesis common stock at a price per share below their fair market value, other than in connection with an acquisition or a public offering.


     Optional Redemption

     Genesis will not have the right to redeem the Series I Preferred Stock at any time.

     Mandatory Redemption

     At any time on or after the twelfth anniversary of the Series H Issue Date, to the extent that Genesis has funds legally available therefore, the Series I Preferred Stock will be redeemed in whole or in part at the option of the holders at a price per share in cash equal to the then effective per share liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date through the date of redemption.

     Exchange

     The Series I Preferred Stock will be exchangeable at the option of Genesis at any time into a number of shares of Series H Preferred Stock with a liquidation preference equal to the then effective liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date through the date of exchange of the shares of Series I Preferred Stock then being exchanged.

     Voting Rights

     General

     The Series I Preferred Stock will have no voting rights other than as set forth below.

     Upon a Default

     If and whenever:

     o following the fifth anniversary of the issue date Genesis has failed to pay dividends in cash for four consecutive fiscal quarters while Genesis was not prohibited from paying such dividends in cash under the terms of its then outstanding senior or subordinated indebtedness; or

     o Genesis is in default of any of its obligations to redeem any shares of Series I Preferred Stock,

then the holders of the Series I Preferred Stock, together with the holders of the Series H Preferred Stock if the Series H Preferred Stock is also in default, voting together as a single class, shall be entitled to elect two directors on Genesis' board of directors by a majority vote.

     Class Vote

     Genesis will not, without consent of the holders of at least two-thirds of the number of shares of Series I Preferred Stock and Series H Preferred Stock at the time outstanding voting together as a class:

     o increase the number of shares of authorized Series I Preferred Stock or Series H Preferred Stock or issue any additional shares of Series I Preferred Stock or Series H Preferred Stock, other than as contemplated by the terms of the Series H Preferred Stock or the Series I Preferred Stock;

     o amend or modify the relative rights, preferences or limitations of the Series I Preferred Stock or the Series H Preferred Stock or amend, alter or repeal any of the provisions of Genesis' articles of incorporation or by-laws (including by merger or similar transaction or otherwise) so as to eliminate the Series I Preferred Stock or the Series H Preferred Stock or otherwise affect adversely the powers, preferences or rights of the holders of Series I Preferred Stock or Series H Preferred Stock;

     o other than the Series H Preferred Stock and the Series I Preferred Stock, create, authorize issue or permit to exist any class of capital stock or series of preferred stock that ranks senior to or pari passu with the Series I Preferred Stock (other than preferred stock with an aggregate liquidation preference and accrued and unpaid dividends not exceeding $75 million at any time outstanding ranking pari passu with the Series I Preferred Stock) with respect to dividend rights or rights on liquidation, winding up or dissolution, or reclassify any class or series of any junior stock into, or authorize any securities exchangeable for, convertible into or evidencing the right to purchase, any such class or series; or

     o enter into any transaction or series of related transactions which would constitute a change in control, as defined in the certificate of designations, or engage in any "going private" transaction, except in a transaction where the holders of the Series I Preferred Stock receive cash consideration equal to the greater of

     o 101% of the then effective liquidation preference plus accrued and unpaid dividends from the most recent dividend payment date and

     o the fair market value of the consideration they would be entitled to receive if they were to convert their Series I Preferred Stock into Genesis non-voting common stock as provided in its certificate of designations immediately prior to the effective time of the transaction.

                           Description of the Warrants

     The following summary description of the warrants to be issued by Genesis does not purport to be complete and is qualified in its entirety by reference to, the warrant certificate which is attached as Exhibit D to the Restructuring Agreement, which is attached as Annex A to this proxy statement.

     In connection with the restructuring transaction, Genesis is issuing warrants to purchase up to 2,000,000 shares of Genesis common stock at an exercise price of $5.00 per share, subject to adjustment. The warrants are exercisable at any time for a period of ten years commencing on the date of issuance.

     The warrants contain provisions that protect the holders thereof against dilution by adjustment of the exercise price and the number of shares purchased under the warrant in certain events, including, among other events, stock dividends, stock splits and issuances by Genesis of any class of Genesis common stock at a price per share below their fair market value, other than in connection with an acquisition or a public offering. The warrants are freely transferable, except as limited by federal or state security laws. Holders of warrants do not possess any rights as shareholders of Genesis unless and until they exercise the warrants.


                               Certain Litigation

     On May 7, 1999, Genesis and Vitalink Pharmacy Services (d/b/a NeighborCare(SM)), a subsidiary of Genesis, filed multiple lawsuits requesting injunctive relief and compensatory damages against HCR Manor Care, Inc. and two of its subsidiaries and principals. The lawsuits arise from HCR Manor Care's threatened termination of two long term pharmacy services contracts effective June 1, 1999.

     Vitalink filed a complaint against HCR Manor Care and two of its subsidiaries in Baltimore City, Maryland circuit court. Genesis filed a complaint against HCR Manor Care and two of its subsidiaries and principals in federal district court in Delaware including, among other counts, securities fraud. Vitalink has also instituted an arbitration action in Maryland.

     Vitalink is seeking an injunction preventing HCR Manor Care's threatened termination of two of its long term pharmacy service contracts and a declaration that it has a right to provide pharmacy, infusion therapy and related services to all HCR Manor Care's facilities. Genesis and Vitalink seek over $100 million in compensatory damages and enforcement of a 10-year non-competition clause.

     Genesis acquired Vitalink from Manor Care in August 1998. In 1991, Vitalink and Manor Care entered into long term master pharmacy agreements which gave Vitalink the right to provide pharmacy services to all facilities owned or licensed by Manor Care and its affiliates. In 1998, the terms of the pharmacy service agreements were extended to September, 2004.

     Under the two master service agreements, Genesis and Vitalink receive revenues at the rate of approximately $100 million per year.

     By agreement dated May 13, 1999, the parties agreed to consolidate the Maryland State Court Claims relating to the master service agreements with the Arbitration matter. Until such time as a final decision is rendered in said Arbitration, the parties have agreed to maintain the master service agreements in full force and effect. Genesis still maintains its Delaware federal court complaint.

     On July 26, 1999, NeighborCare, through its Maryland counsel, filed an additional complaint against Omnicare Inc. and Heartland Healthcare (a joint venture between Omnicare and HCR Manor Care) seeking injunctive relief and compensatory and punitive damages. The complaint includes counts for tortious interference with Vitalink's contractual rights under its three exclusive long term service contracts with HCR Manor Care.

     On August 27, 1999 Manor Care Inc., a wholly owned subsidiary of HCR Manor Care Inc., filed a lawsuit against Genesis in federal district court in Delaware based upon Section 11 and Section 12 of the Securities Act. ManorCare Inc. alleges that in connection with the sale of the Genesis Series G Preferred Stock issued as part of the purchase price to acquire Vitalink, Genesis failed to disclose or made misrepresentations related to the effects of the conversion to the prospective pay system, the restructuring of the Multicare joint venture, the impact of the acquisition of Multicare, the status of Genesis labor relations, Genesis' ability to declare dividends on the Series G Preferred Stock and information relating to the ratio of combined fixed charges and preference dividends to earnings. Manor Care Inc. seeks, among other things, compensatory damages and recission of the purchase of the Series G Preferred Stock.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information gives effect to (1) the restructuring of the Multicare joint venture, which will result in the consolidation of Multicare with Genesis for financial reporting purposes and (2) Genesis' purchase on August 28, 1998 of Vitalink Pharmacy Services, Inc. (the "Vitalink Transaction"), which was accounted for using the purchase method.

     The Vitalink Transaction Adjustments in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended September 30, 1998 include the effects of the Vitalink Transaction as if it had occurred on October 1, 1997. No pro forma adjustments related to the Vitalink Transaction are included in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 30, 1999 since the Vitalink operations are included in Genesis' Historical operating results for the entire period. No pro forma balance sheet adjustments are presented because the Vitalink Transaction was consummated prior to June 30, 1999 and therefore is reflected in the Genesis Historical balance sheet presented at June 30, 1999. The Vitalink Historical results in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended September 30, 1998 reflect 11 months of operations since Vitalink's September 1998 operating results are included in the Genesis Historical results.

     The Multicare Restructuring Transaction Pro Forma Adjustments in the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months ended September 30, 1998 and the nine months ended June 30, 1999 include the effect of the restructuring of the Multicare joint venture as if it had occurred on October 1, 1997. The Multicare Restructuring Transaction Pro Forma adjustments in the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999, include the effect of the restructuring of the Multicare joint venture as if it had occurred on June 30, 1999.

     The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable and described in the accompanying notes. No changes in operating revenues or expenses have been made to reflect the results of any modification to operations that might have been made had the transactions been consummated on the assumed effective dates for purposes of pro forma results. The unaudited pro forma financial information for the consolidated company is provided for informational purposes only and does not purport to represent what Genesis' results of operations or financial position would actually have been had the transactions described above actually occurred at such dates or to project Genesis' results of operations or financial position at or for any future date or period.

     The unaudited pro forma financial information for the Vitalink Transaction has been prepared using the purchase method of accounting, whereby merger consideration is allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated respective fair values at the effective date of the transaction.

     The unaudited pro forma financial information for the restructuring of the Multicare joint venture has been prepared assuming Genesis will consolidate the financial results of Multicare. Accordingly, Multicare's assets, liabilities, revenues and expenses are presented at their recorded historical amounts and the financial impact of all transactions between Genesis and Multicare are eliminated in consolidation. In the accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet, the minority shareholders remaining 56.4% interest in Multicare is presented as minority interest based upon their proportionate share of Multicare's historical book equity. For so long as there is a minority interest in Multicare, the proportionate share of Multicare's net income or loss will be attributed to the minority shareholders and will be reflected in the consolidated financial statements as minority interest.

The following unaudited pro forma financial information for the consolidated company should be read in conjunction with the historical financial statements of Genesis and Multicare for their fiscal years ended September 30, 1998 and the nine months ended June 30, 1999, including the respective notes thereto, which are incorporated by reference in this document.

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1998
                 (In thousands, except share and per share data)


                                                                                                                 Vitalink
                                                                                                                Transaction
                                                                               Genesis          Vitalink         Pro Forma
                                                                              Historical       Historical       Adjustments
                                                                             -----------       ----------       -----------
 Net revenues                                                                $ 1,405,305        452,842              -

 Expenses:
           Operating expenses                                                  1,122,619        391,438         (8,590)(5)(6)
           General corporate expenses                                             53,179              -              -
           Loss on impairment of assets                                           94,817              -              -
           Lease expense                                                          31,182              -              -
           Depreciation and amortization                                          52,385         17,015          2,547(1)
           Interest expense, net                                                  82,088          5,116         24,431(2)
                                                                             -----------        -------        -------
                    Total expenses                                             1,436,270        413,569         18,388
                                                                             -----------        -------        -------

                    Earnings (loss) before income taxes,
                         equity in net income (loss) of unconsolidated
                         affiliates, minority interest and extraordinary item    (30,965)        39,273        (18,388)

 Income tax expense (benefit)                                                     (8,158)        17,808         (7,249)(7)
                                                                             -----------        -------        -------

                    Earnings (loss) before equity in net income
                         (loss) of unconsolidated affiliates, minority
                         interest and extraordinary item                         (22,807)        21,465        (11,139)

 Equity in net income (loss) of unconsolidated affiliates                            486              -              -

 Minority interest                                                                     -              -              -
                                                                             -----------        -------        -------

                    Earnings (loss) before extraordinary item                    (22,321)        21,465        (11,139)

 Extraordinary item, net of tax                                                   (1,924)             -              -
                                                                             -----------        -------        -------

                    Net income (loss)                                            (24,245)        21,465        (11,139)

  Less: preferred stock dividends                                                  1,655              -         15,893(3)
                                                                             -----------        -------        -------

 Net income (loss) attributed to common shareholders                         $   (25,900)        21,465        (27,032)
                                                                             ============       =======        =======
 Per common share data (4):
           Basic:
                    Loss before extraordinary item (8)                       $     (0.68)
                    Weighted average shares of common stock                   35,159,195

           Diluted:
                    Loss before extraordinary item (8)                       $     (0.68)
                    Weighted average shares of common stock
                         and equivalents                                      35,159,195



                                                                                                                   Multicare
                                                                              Pro Forma                          Restructuring
                                                                               Genesis                            Transaction
                                                                             and Vitalink      Multicare            Pro Forma
                                                                               Combined        Historical         Adjustments (13)
                                                                             ------------      ----------        -------------
 Net revenues                                                                  1,858,147        695,633           (67,352)(9)

 Expenses:
           Operating expenses                                                  1,505,467        524,542           (25,117)(9)
           General corporate expenses                                             53,179         42,235           (42,235)(9)
           Loss on impairment of assets                                           94,817              -                 -
           Lease expense                                                          31,182         13,194                 -
           Depreciation and amortization                                          71,947         44,875                 -
           Interest expense, net                                                 111,635         61,728            (4,250)(11)
                                                                               ---------        -------           --------
                    Total expenses                                             1,868,227        686,574           (71,602)
                                                                               ---------        -------           --------

                    Earnings (loss) before income taxes,
                         equity in net income (loss) of unconsolidated
                         affiliates, minority interest and extraordinary item    (10,080)         9,059             4,250

 Income tax expense (benefit)                                                      2,401          8,821             1,530 (7)
                                                                               ---------        -------           --------

                    Earnings (loss) before equity in net income
                         (loss) of unconsolidated affiliates, minority
                         interest and extraordinary item                         (12,481)           238             2,720

 Equity in net income (loss) of unconsolidated affiliates                            486              -              (104)(10)

 Minority interest                                                                     -              -              (134)(15)
                                                                               ---------        -------           --------

                    Earnings (loss) before extraordinary item                    (11,995)           238             2,482

 Extraordinary item, net of tax                                                   (1,924)             -                 -
                                                                               ---------        -------           --------

                    Net income (loss)                                            (13,919)           238             2,482

  Less: preferred stock dividends                                                 17,548              -            25,914 (12)
                                                                               ---------        -------           --------

 Net income (loss) attributed to common shareholders                             (31,467)           238           (23,432)
                                                                               =========        =======           ========
 Per common share data (4):
           Basic:
                    Loss before extraordinary item (8)
                    Weighted average shares of common stock                                                    12,500,000 (14)

           Diluted:
                    Loss before extraordinary item (8)
                    Weighted average shares of common stock
                         and equivalents                                                                       12,500,000 (14)


                                                                                Genesis
                                                                               Pro Forma
                                                                             Consolidated
                                                                             -------------
 Net revenues                                                                 $ 2,486,428

 Expenses:
           Operating expenses                                                   2,004,892
           General corporate expenses                                              53,179
           Loss on impairment of assets                                            94,817
           Lease expense                                                           44,376
           Depreciation and amortization                                          116,822
           Interest expense, net                                                  169,113
                                                                               ----------
                    Total expenses                                              2,483,199
                                                                               ----------

                    Earnings (loss) before income taxes,
                         equity in net income (loss) of unconsolidated
                         affiliates, minority interest and extraordinary item       3,229

 Income tax expense (benefit)                                                      12,752
                                                                               ----------

                    Earnings (loss) before equity in net income
                         (loss) of unconsolidated affiliates, minority
                         interest and extraordinary item                           (9,523)

 Equity in net income (loss) of unconsolidated affiliates                             382

 Minority interest                                                                   (134)
                                                                               ----------

                    Earnings (loss) before extraordinary item                      (9,275)

 Extraordinary item, net of tax                                                    (1,924)
                                                                               ----------

                    Net income (loss)                                             (11,199)

  Less: preferred stock dividends                                                  43,462
                                                                               ----------

 Net income (loss) attributed to common shareholders                          $   (54,661)
                                                                              ===========
 Per common share data (4):
           Basic:
                    Loss before extraordinary item (8)                        $     (1.11)
                    Weighted average shares of common stock                    47,659,195

           Diluted:
                    Loss before extraordinary item (8)                        $     (1.11)
                    Weighted average shares of common stock
                         and equivalents                                       47,659,195




See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         NINE MONTHS ENDED JUNE 30, 1999
                 (In thousands, except share and per share data)

                                                                                                                 Multicare
                                                                                                               Restructuring
                                                                                                                Transaction
                                                                            Genesis           Multicare          Pro Forma
                                                                          Historical          Historical       Adjustments (13)
                                                                        --------------       ------------     ---------------
 Net revenues                                                             $ 1,408,911           480,504          (74,301)(9)

 Expenses:
           Operating expenses                                               1,172,685           385,145          (45,535)(9)
           General corporate expenses                                          42,731            28,766          (28,766)(9)
           Facility closure expense                                             9,701                 -                -
           Lease expense                                                       19,641             9,735                -
           Depreciation and amortization                                       55,453            34,003                -
           Interest expense, net                                               85,295            48,966           (3,188)(11)
                                                                          -----------           -------       ----------
                    Total expenses                                          1,385,506           506,615          (77,489)
                                                                          -----------           -------       ----------

                    Earnings (loss) before income taxes,
                         equity in net income (loss) of unconsolidated
                         affiliates, minority interest and
                         extraordinary items                                   23,405           (26,111)           3,188

 Income tax expense (benefit)                                                  10,851            (4,867)           1,148 (7)
                                                                          -----------           -------       ----------

                    Earnings (loss) before equity in net income
                         (loss) of unconsolidated affiliates, minority
                         interest and extraordinary items                      12,554           (21,244)           2,040

 Equity in net income (loss) of unconsolidated affiliates                      (8,626)                -            9,262 (10)

 Minority interest                                                                  -                 -           11,982 (15)
                                                                          -----------           -------       ----------

                    Earnings (loss) before extraordinary items                  3,928           (21,244)          23,284

 Extraordinary items, net of tax                                               (2,100)                -                -
                                                                          -----------           -------       ----------

                    Net income (loss)                                           1,828           (21,244)          23,284

  Less:  preferred stock dividends                                             13,106                 -           19,436 (12)


                                                                          -----------           -------       ----------
 Net income (loss) attributed to common shareholders                      $   (11,278)          (21,244)           3,848
                                                                          ===========           =======       ==========

  Per common share data (4):
           Basic:
                    Loss before extraordinary items (8)                   $     (0.26)
                    Weighted average shares of common stock                35,268,910                         12,500,000 (14)

           Diluted:
                    Loss before extraordinary items (8)                   $     (0.26)
                    Weighted average shares of common stock
                        and equivalents                                    35,268,910                         12,500,000 (14)



                                                                           Genesis
                                                                           Pro Forma
                                                                         Consolidated
                                                                        -------------
 Net revenues                                                            $ 1,815,114

 Expenses:
           Operating expenses                                              1,512,295
           General corporate expenses                                         42,731
           Facility closure expense                                            9,701
           Lease expense                                                      29,376
           Depreciation and amortization                                      89,456
           Interest expense, net                                             131,073
                                                                         -----------
                    Total expenses                                         1,814,632
                                                                         -----------

                    Earnings (loss) before income taxes,
                         equity in net income (loss) of unconsolidated
                         affiliates, minority interest and
                         extraordinary items                                     482

 Income tax expense (benefit)                                                  7,132
                                                                         -----------

                    Earnings (loss) before equity in net income
                         (loss) of unconsolidated affiliates, minority
                         interest and extraordinary items                     (6,650)

 Equity in net income (loss) of unconsolidated affiliates                        636

 Minority interest                                                            11,982
                                                                         -----------

                    Earnings (loss) before extraordinary items                 5,968

 Extraordinary items, net of tax                                              (2,100)
                                                                         -----------

                    Net income (loss)                                          3,868

  Less:  preferred stock dividends                                            32,542


                                                                         -----------
 Net income (loss) attributed to common shareholders                     $   (28,674)
                                                                         ===========

  Per common share data (4):
           Basic:
                    Loss before extraordinary items (8)                  $     (0.56)
                    Weighted average shares of common stock               47,768,910

           Diluted:
                    Loss before extraordinary items (8)                  $     (0.56)
                    Weighted average shares of common stock
                        and equivalents                                   47,768,910




See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        (in thousands, except share data)


Vitalink Transaction Pro Forma Adjustments

(1) Represents additional amortization relating to the goodwill and the estimated fair value of pharmacy services agreements with Manor Care recorded as a result of the Vitalink Transaction, less amortization of pre-acquisition goodwill recorded by Vitalink.

                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Amortization of goodwill over 40 years                                 $12,593               $    -
                  Amortization of the fair value of pharmacy services
                       agreements with Manor Care over 20 years                              987                    -
                                                                                         -------               ------
                                                                                          13,580                    -
                  Less:  amortization of $342,560 of pre-acquisition
                      goodwill recorded by Vitalink over a remaining
                      useful life of 40 years and amortization and
                     depreciation of assets which have no future benefit                  11,033                    -
                                                                                         -------               ------
                  Depreciation and amortization                                          $ 2,547               $    -
                                                                                         =======               ======


(2) The Vitalink Transaction consideration and the repayment of certain amounts under the Vitalink credit facility were financed, in part, through borrowings under Genesis' revolving credit facility, resulting in additional net interest expense, and the amortization of related direct financing costs.


                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Interest expense - $383,811 borrowing under revolving
                       credit facility, 8.00%                                            $27,845               $    -
                  Amortization of direct financing costs over 10 years                       333                    -
                                                                                         -------               ------
                                                                                          28,178
                  Less:  interest expense - $68,274 repayment
                      of Vitalink credit facility, 6.05%                                   3,747                    -
                                                                                         -------               ------
                  Interest expense                                                       $24,431               $    -
                                                                                         =======               ======


(3) Represents the dividend on the $295,155 of Genesis Series G Cumulative Convertible Preferred Stock issued as part of the Vitalink Transaction.

                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Preferred stock dividends                                              $15,893               $    -
                                                                                         =======               ======


(4) Pro forma basic and diluted loss per common share before extraordinary items were calculated after deducting preferred stock dividends. The pro forma per common share data does not assume the conversion of the Genesis Series G Cumulative Convertible Preferred Stock or the Genesis Series H and Series I Senior Convertible Participating Cumulative Preferred Stock as the effect would be antidilutive.

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        (in thousands, except share data)

(5) Genesis identified certain operations of Vitalink for which it had a discrete and identifiable plan to merge or dispose of. Additionally, under existing pharmaceutical supply contracts, purchasing discounts on volume increases were achieved.

                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Elimination of losses related to operations
                       merged or disposed of                                             $ 1,155               $    -
                  Purchasing discounts on volume increases                                 1,904                    -
                                                                                         -------               ------
                  Operating expenses                                                     $ 3,059               $    -
                                                                                         =======               ======

(6) As a result of the Vitalink Transaction, certain duplicative functions related to the prior ownership structure were merged and duplicative positions were eliminated. Genesis identified duplicative physical locations which were merged into existing Genesis administrative locations.

                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Personnel reductions to eliminate duplicative positions                $ 2,811               $    -
                  Other administrative costs including legal and accounting
                       fees and office expense                                             2,720                    -
                                                                                         -------               ------
                  Operating expenses                                                     $ 5,531               $    -
                                                                                         =======               ======



(7) Represents income tax expense (benefit), excluding non-deductible amortization, at 36%.

(8) Before the effect of extraordinary losses, net of tax, of $1,924 and $2,100 related to the early retirement of debt for the twelve months ended September 30, 1998 and the nine months ended June 30, 1999, respectively.






Multicare Restructuring Transaction Pro Forma Adjustments

(9) Represents the elimination of the intercompany revenues and expenses between Genesis and Multicare subsidiaries in accordance with consolidation accounting. The elimination of operating expenses represents ancillary service charges from Genesis to Multicare. The elimination of general corporate expenses represents management fees charged from Genesis to Multicare.

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        (in thousands, except share data)

                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Operating expenses                                                     $25,117               $45,535
                  General corporate expenses                                              42,235                28,766
                                                                                         -------               -------
                  Net revenues                                                           $67,352               $74,301
                                                                                         =======               =======


(10) Represents the elimination of Genesis' 43.6% equity in the net income
     (loss) of Multicare recorded in Genesis' Historical operating results.

                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Equity in net income (loss) of unconsolidated affiliates               $   104               $(9,262)
                                                                                         =======               =======



(11) Represents interest savings at 8.5% on debt repaid with proceeds from the $50,000 equity investment made by Cypress and TPG.

                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Interest expense                                                       $ 4,250               $ 3,188
                                                                                         =======               =======

(12) Represents the dividend on $420,000 of Genesis Series H and Series I Senior Convertible Participating Cumulative Preferred Stock issued in connection with the restructuring of the Multicare joint venture.

                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Preferred stock dividends                                              $25,914               $19,436
                                                                                         =======               =======


(13) Represents Genesis' estimated cost to complete the restructuring of the Multicare joint venture, including the cost to terminate the Multicare Put and certain professional costs of the restructuring to be incurred. These costs were not considered in the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the periods presented due to their nonrecurring nature.

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        (in thousands, except share data)

                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Termination of the Multicare Put                                      $420,000               $     -
                  Transaction related costs                                                2,000                     -

                                                                                        ========               =======
                  Multicare restructuring costs                                         $422,000               $     -
                                                                                        ========               =======



(14) Represents the issuance of 12,500,000 shares of Genesis common stock in consideration for Cypress' and TPG's $50,000 equity investment.


(15) Represents the 56.4% minority interest in the net income or loss of Multicare for the periods presented.

                                                                                      Twelve Months          Nine Months
                                                                                          Ended                 Ended
                                                                                      September 30,           June 30,
                                                                                          1998                  1999
                                                                                      -------------          -----------
                  Minority interest                                                      $  (134)              $11,982
                                                                                         =======               =======


                 Genesis Health Ventures, Inc. and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 1999
                 (In thousands, except share and per share data)

                                                                                                             Multicare
                                                                                                           Restructuring
                                                                                                            Transaction
                                                                               Genesis       Multicare       Pro Forma
Assets:                                                                       Historical     Historical     Adjustments
                                                                            --------------  ------------  ---------------
Current assets                                                                 $  606,688       154,731           (7,471)(1)
Property, plant, and equipment, net                                               624,688       714,295                -
Notes receivable and other investments                                             52,203             -                -
Other long-term assets                                                             89,638        59,610          (23,670)(1)
Investment in Multicare                                                           328,337             -         (328,337)(2)
Investments in other unconsolidated affiliates                                     31,783             -                -
Goodwill and other intangibles, net                                               965,089       769,636           17,908 (2)
                                                                               ----------     ---------       ----------
                  Total assets                                                  2,698,426     1,698,272         (341,570)
                                                                               ==========     =========       ==========


Liabilities and Shareholders' Equity:

Current liabilities                                                               236,672       113,503           (5,471)(1)(2)
Long-term debt                                                                  1,468,840       743,789          (50,000)(3)
Deferred income taxes                                                              70,747       104,926                -
Deferred gain and other long-term liabilities                                      55,199        24,060          (23,670)(1)
Minority interest                                                                       -             -          401,565 (2)
Redeemable preferred stock                                                              -             -          420,000 (2)

Shareholders' equity:
        Series G Cumulative Convertible Preferred Stock, par $.01, authorized
            5,000,000 shares, 590,253 issued and outstanding at June 30, 1999           6             -                -
        Common stock, par $.02, authorized 60,000,000 shares, issued and
            outstanding 48,645,678 and 48,633,578 at June 30, 1999                    723             -              250 (3)
        Additional paid-in capital                                                753,452       733,000         (683,250)(2)(3)
        Retained earnings (deficit)                                               113,152       (21,006)        (400,994)(2)
        Accumulated other comprehensive income (loss)                                (122)            -                -
        Treasury stock, at cost                                                      (243)            -                -
                                                                               ----------     ---------       ----------
                  Total shareholders' equity                                      866,968       711,994       (1,083,994)
                                                                               ----------     ---------       ----------
                  Total liabilities and shareholders' equity                   $2,698,426     1,698,272         (341,570)
                                                                               ==========     =========       ==========



                                                                                 Genesis
                                                                                Pro Forma
Assets:                                                                       Consolidated
                                                                              ---------------
Current assets                                                                   $  753,948
Property, plant, and equipment, net                                               1,338,983
Notes receivable and other investments                                               52,203
Other long-term assets                                                              125,578
Investment in Multicare                                                                   -
Investments in other unconsolidated affiliates                                       31,783
Goodwill and other intangibles, net                                               1,752,633
                                                                                 ----------
                  Total assets                                                    4,055,128
                                                                                 ==========


Liabilities and Shareholders' Equity:

Current liabilities                                                                 344,704
Long-term debt                                                                    2,162,629
Deferred income taxes                                                               175,673
Deferred gain and other long-term liabilities                                        55,589
Minority interest                                                                   401,565
Redeemable preferred stock                                                          420,000

Shareholders' equity:
        Series G Cumulative Convertible Preferred Stock, par $.01, authorized
            5,000,000 shares, 590,253 issued and outstanding at June 30, 1999             6
        Common stock, par $.02, authorized 60,000,000 shares, issued and
            outstanding 48,645,678 and 48,633,578 at June 30, 1999                      973
        Additional paid-in capital                                                  803,202
        Retained earnings (deficit)                                                (308,848)
        Accumulated other comprehensive income (loss)                                  (122)
        Treasury stock, at cost                                                        (243)
                                                                                 ----------
                  Total shareholders' equity                                        494,968
                                                                                 ----------
                  Total liabilities and shareholders' equity                     $4,055,128
                                                                                 ==========

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Balance
Sheet

                 GENESIS HEALTH VENTURES, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                        (in thousands, except share data)




(1) Represents the elimination of the receivables and payables between Genesis and Multicare in accordance with consolidation accounting. The elimination of current assets and liabilities consists primarily of trade receivables due from Multicare to Genesis for unpaid ancillary services. The elimination of other long-term assets and liabilities consists of subordinated management fees due from Multicare to Genesis.


       Current assets                                    $ (7,471)
       Other long-term assets                             (23,670)
       Current liabilities                                 (7,471)
       Other long-term liabilities                        (23,670)

(2)  (A) - Represents the issuance of Series H and Series I Senior
           Convertible Participating Cumulative Preferred Stock issued to Cypress and TPG in consideration for the termination of the Multicare Put. Also included are $2,000 of estimated expenses for certain costs of the restructuring, including legal and accounting fees.

     (B) - Represents the reclassification to goodwill of Genesis' investment in Multicare in excess of its original 43.6% interest in the equity of Multicare.

     (C) - Represents the elimination of accounts in accordance with consolidation accounting.


                                                                                               (A)                 (B)
                                                                                            ---------           --------
          Investment in Multicare                                                           $       -            (17,908)
          Goodwill and other intangibles, net                                                       -             17,908
                                                                                            ---------           --------
          Total Assets                                                                              -                  -
                                                                                            =========           ========

          Current liabilities                                                                   2,000                  -
          Minority interest                                                                         -                  -
          Redeemable preferred stock                                                          420,000                  -
          Additional paid in capital                                                                -                  -
          Retained earnings (deficit)                                                        (422,000)                 -
                                                                                            ---------           --------
          Total Liabilities and Shareholders' Equity                                        $       -                  -
                                                                                            =========           ========


                                                                                                (C)                Total
                                                                                            ----------          ----------
          Investment in Multicare                                                             (310,429)         $ (328,337)
          Goodwill and other intangibles, net                                                        -              17,908
                                                                                            ----------          ----------
          Total Assets                                                                        (310,429)           (310,429)
                                                                                            ==========          ==========

          Current liabilities                                                                        -               2,000
          Minority interest                                                                    401,565             401,565
          Redeemable preferred stock                                                                 -             420,000
          Additional paid in capital                                                          (733,000)           (733,000)
          Retained earnings (deficit)                                                           21,006            (400,994)
                                                                                            ----------          ----------
          Total Liabilities and Shareholders' Equity                                          (310,429)         $ (310,429)
                                                                                            ==========          ==========


(3) Represents the issuance of 12,500,000 shares of Genesis common stock in consideration for Cypress' and TPG's $50,000 equity investment and the repayment of borrowings under the Genesis bank credit facility.


          Long-term debt                                                                    $ (50,000)
          Common stock                                                                            250
          Additional paid-in capital                                                           49,750


                           Incorporation By Reference

     The SEC also allows Genesis to "incorporate by reference" the information it and Multicare files with the SEC, which means Genesis can disclose information to you by referring you to another document filed separately with the SEC. Information incorporated by reference is deemed to be part of this proxy statement. Information filed by Genesis and Multicare with the SEC subsequent to the date of this proxy statement and prior to the special meeting will be deemed to be incorporated by reference in this proxy statement.

     The following documents previously filed by Genesis and Multicare with the SEC under the Exchange Act, are incorporated herein by this reference:

          Genesis SEC Filings                                Period
-------------------------------------------    ---------------------------------
Annual Report on Form 10-K                     Year ended September 30, 1998

Quarterly Reports on Form 10-Q (as amended)    Quarters ended December 31, 1998,
                                               March 31, 1999 and June 30, 1999


       Multicare SEC Filings                                 Period
-------------------------------------------    ---------------------------------
Annual Report on Form 10-K                     Year ended September 30, 1998

Quarterly Reports on Form 10-Q (as amended)    Quarters ended December 31, 1998,
                                               March 31, 1999 and June 30, 1999


     Copies of these documents are being delivered to each shareholder with this proxy statement.

          Shareholder Proposals for 2000 Annual Meeting of Shareholders

     A shareholder proposal regarding the Genesis' 2000 Annual Meeting of Shareholders must be submitted to Genesis at its headquarters located at 101 East State Street, Kennett Square, Pennsylvania, 19348, by October 10, 1999 to receive consideration for inclusion in Genesis' proxy materials related to the 2000 Annual Meeting of Shareholders. These proposals must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

     In addition, shareholders are notified that the deadline for providing Genesis timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at Genesis' 2000 Annual Meeting of Shareholders is December 15, 1999. As to all matters of which Genesis does not have notice on or prior to December 15, 1999, discretionary authority will be granted to the persons designated in Genesis' proxy related to the 2000 Annual Meeting of Shareholders to vote on such proposal.

                                  Other Matters

     Genesis is not presently aware of any matters which will be presented for consideration at the special meeting which are not reflected in the attached Notice of Special Meeting of Shareholders. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the special meeting:

     o matters that the Genesis board of directors did not know, a reasonable time before this solicitation, were to be presented at the special meeting;

     o approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting;

     o any proposal omitted from this proxy statement and the form of proxy pursuant to Rule 14a-8 or Rule 14a-9 under the Exchange Act; and

     o matters incidental to the conduct of the meeting.

     If any such matters come before the meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their best judgment.



                                              By Order of the Board of Directors

                                              /s/ Ira C. Gubernick
                                              ----------------------------------
                                              IRA C. GUBERNICK
                                              Vice President -- Office of the
                                              Chairman and Corporate Secretary

                                                                         ANNEX A


--------------------------------------------------------------------------------





                             RESTRUCTURING AGREEMENT

                                      Among

                            The Cypress Group L.L.C.,

                             TPG Partners II, L.P.,

                                   Nazem, Inc.

                                       And

                          Genesis Health Ventures, Inc.

                                   Dated as of

                                 October 8, 1999





--------------------------------------------------------------------------------

                             RESTRUCTURING AGREEMENT
                             -----------------------

          RESTRUCTURING AGREEMENT, dated as of October 8, 1999 (this "Agreement"), among The Cypress Group L.L.C., a Delaware limited liability company ("Cypress"), TPG Partners II, L.P., a Delaware limited partnership ("TPG"), Nazem, Inc., a Delaware corporation ("Nazem" and, together with Cypress and TPG, the "Sponsors"), and Genesis Health Ventures, Inc., a Pennsylvania corporation ("Genesis").

                              W I T N E S S E T H:

          WHEREAS, the parties hereto, directly or through affiliates, own all of the issued and outstanding capital stock of Genesis ElderCare Corp., a Delaware corporation ("Parent");

          WHEREAS, the parties hereto and Parent are parties to a Stockholders Agreement, dated October 9, 1997 (the "Stockholders Agreement");

          WHEREAS, the parties hereto are parties to a Put/Call Agreement, dated October 9, 1997 (the "Put/Call Agreement");

          WHEREAS, pursuant to a Letter of Intent, dated August 2, 1999, the Sponsors and Genesis have agreed to restructure their investment in Parent; and

          WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of setting forth certain agreements regarding rights and obligations of the parties.

          NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1 Certain Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the following meanings:

          "Affiliate" of any Person means any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.

          "Agreement" shall have the meaning set forth in the preamble to this Agreement.

          "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

          "Capital Stock" means any and all shares, interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) or corporate stock, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such corporate stock.

          "Change in Control" shall be deemed to occur at any time that (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), in a single transaction or through a series of related transactions, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of more than 50% of the total Voting Stock of Genesis; (ii) Genesis consolidates or merges with or into another corporation or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates or merges with or into Genesis, in any such event pursuant to a transaction in which the outstanding Voting Stock of Genesis is changed into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Stock of Genesis is changed into or exchanged for (x) Voting Stock of the surviving corporation which is not Redeemable Capital Stock or (y) cash, securities or other property in an amount which, if there is Public Debt outstanding at the time of such transaction, could be paid under the terms of such Public Debt and
(B) the holders of the Voting Stock of Genesis immediately prior to such transaction own, directly or indirectly, not less than 50% of the Voting Stock of the surviving corporation immediately after such transaction; (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of Genesis (together with any new directors whose election by such board of directors or whose nomination for election by the stockholders of Genesis was approved by a vote of at least 662/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Genesis then in office; or (iv) Genesis is liquidated or dissolved or adopts a plan of liquidation.

          "Closing" means the closing of the transactions contemplated by this Agreement.

          "Company Indemnified Person" shall have the meaning set forth in
Section 12.1(b).

          "Custody Agreement and Power of Attorney" shall have the meaning set forth in Section 11.1(d) of this Agreement.

          "Cypress" shall have the meaning set forth in the preamble to this Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

          "GAAP" means generally accepted accounting principles, as in effect in the United States of America on the date hereof and applied on a basis consistent with the manner in which such principles were applied in the preparation of the historical financial statements of Genesis.

          "Genesis" shall have the meaning set forth in the preamble to this Agreement.

          "Genesis Common Stock" means the common stock, par value $.02 per share, of Genesis and shall also include (i) capital stock of Genesis of any other class (regardless of how denominated) issued to the holders of shares of Genesis Common Stock upon any reclassification thereof in which the shares of Genesis Common Stock are converted into a new class of capital stock and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Genesis Common Stock.

          "Genesis Credit Agreement" means the Fourth Amended and Restated Credit Agreement, dated August 20, 1999, by and among Genesis and certain of its subsidiaries as borrowers, Mellon Bank, N.A. as issuer of letters of credit, Mellon Bank, N.A. as administrative agent, Citicorp USA, Inc. as syndication agent, First Union National Bank, as documentation agent, Bank of America, N.A., as syndication agent and certain other financial institutions identified therein as lenders together with any agreements executed in connection with a refinancing of any indebtedness under the Genesis Credit Agreement in each case as the same may be amended, restated, modified and/or supplemented from time to time.

          "Genesis Non-Voting Common Stock" means the non-voting common stock, par value $.02 per share, of Genesis to be created pursuant to Section 9.8 and shall also include (i) capital stock of Genesis of any other class (regardless of how denominated) issued to the holders of shares of Genesis Non-Voting Common Stock upon any reclassification thereof in which the shares of Genesis Non-Voting Common Stock are converted into a new class of capital stock and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Genesis Non-Voting Common Stock.

          "Genesis Rights Agreement"  shall have the meaning set forth in
Section 6.9.

          "Healthcare Related Business" means a business, the majority of whose revenues result from healthcare, long-term care or managed care related businesses or facilities, including businesses which provide insurance relating to the costs of healthcare, long-term care or managed care services.

          "Holder" means any Person who owns Registrable Securities.

          "Losses" shall have the meaning set forth in Section 12.1(a).

          "Material Adverse Effect" means any change or effect that, either individually or in the aggregate with all other changes or effects, is materially adverse to the business, operations, assets, liabilities (including contingent liabilities), financial condition or results of operations of Genesis and its subsidiaries taken as a whole.

          "Multicare" means The Multicare Companies, Inc., a wholly owned subsidiary of Parent.

          "Multicare Credit Agreement" means the Credit Agreement, dated October 9, 1997, among Multicare, certain of its subsidiaries, Mellon as administrative agent, and certain other agents and lenders referred to therein as previously amended, together with any agreements that refinance any of the indebtedness under the Multicare Credit Agreement, in each case as the same may be amended, restated, modified and/or supplemented from time to time.

          "Parent" shall have the meaning set forth in the recitals to this Agreement.

          "Person" means any individual, corporation, partnership, joint venture, trust, business, unincorporated organization or other entity.

          "Pre-emptive Right Notice" shall have the meaning specified in
Section 5.4(b).

          "Public Debt" means obligations evidenced by bonds, notes, debentures or other similar instruments issued in an underwritten public offering registered under the Securities Act, in an offering pursuant to Rule 144A under the Securities Act or in an exchange offer registered on Form S-4 under the Securities Act.

          "Redeemable Capital Stock" means, with respect to any Person, any Capital Stock of such Person that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the last stated maturity of the principal of any Public Debt of such Person outstanding at the time of issuance of such Capital Stock or is redeemable at the option of the holder thereof at any time prior to any such stated maturity, or is convertible into or exchangeable for debt securities at any time prior to any such stated maturity at the option of the holder thereof.

          "Registrable Securities" means (i) the Genesis Common Stock and Warrants issued pursuant to Section 3.1, (ii) the Genesis Common Stock issued upon exercise of the Warrants, (iii) the Series H Preferred Stock (whenever issued), (iv) Series I Preferred Stock (whenever issued), (v) the Genesis Common Stock issued upon conversion of the Series H Preferred Stock, (vi) the Genesis Non-Voting Common Stock issued upon conversion of the Series I Preferred Stock and (vii) any securities issued or distributed in respect of such Genesis Common Stock, Genesis Non-Voting Common Stock, Warrants, Series H Preferred Stock or Series I Preferred Stock by way of transfer, substitution, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, liquidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (w) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (x) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (y) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Genesis and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force or (z) they shall have ceased to be outstanding.

          "Registration Expenses" means any and all expenses incident to performance of or compliance with Sections 11.1, 11.2 and 11.3 of this Agreement, including, without limitation, (i) all SEC and securities exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to Section 4.3(h), (v) the fees and disbursements of counsel for Genesis and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel, other than Genesis' counsel, selected by the holders of a majority of the Registrable Securities being registered to represent all holders of the Registrable Securities being registered in connection with each such registration (it being understood that any such holder may, at its own expense, retain separate counsel to represent it in connection with such registration),
(vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, and the reasonable fees and expenses of any special experts retained in connection with the requested registration. Notwithstanding anything to the contrary, Registration Expenses shall not include underwriting discounts, commissions and transfer taxes, if any, relating to sales of Registrable Securities.

          "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

          "SEC Filings" shall have the meaning set forth in Section 6.7(a).

          "Securities Act" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

          "Sponsors" shall have the meaning set forth in the preamble to this Agreement.

          "Sponsor Affiliate" means any investment fund or investment vehicle under common control with a Sponsor.

          "Sponsor Indemnified Person" shall have the meaning set forth in
Section 12.1(a).

          "Stockholders Agreement" shall have the meaning set forth in the recitals to this
Agreement.
          "Third Party Claim" have the meaning set forth in Section 12.2.

          "TPG" shall have the meaning set forth in the preamble to this Agreement.

          "Transaction Securities"  shall have the meaning set forth in
Section 6.3.

          "Transaction Voting Securities" shall have the meaning set forth in
Section 5.3(a).

          "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          "Warrants" means the collective reference to the warrants with the terms and conditions set forth in the Warrant Certificate attached as Exhibit D to this Agreement to be purchased and sold pursuant to Section 3.1.

                                   ARTICLE II

                         AMENDMENT OF PUT/CALL AGREEMENT

          Section 2.1 Modification of Put/Call Agreement. At the Closing, and upon the terms and subject to the conditions set forth in this Agreement, Cypress, TPG and Genesis and each of the Sponsor Affiliates parties to the Put/Call Agreement shall enter into an Amended and Restated Put/Call Agreement in the form of Exhibit A to this Agreement, which, among other things, shall result in the termination of the put option under the Put/Call Agreement.

         Section 2.2 Issuance of Preferred Securities. In consideration for the termination of the put option under the Put/Call Agreement, at the Closing, upon the terms and subject to the conditions set forth in this Agreement, Genesis shall (a) issue to one or more Sponsor Affiliates designated by Cypress 12,185 shares of Genesis' Series H Senior Convertible Participating Cumulative Preferred Stock with the relative rights, preferences and limitations set forth in Exhibit B to this Agreement (the "Series H Preferred Stock") and 8,815 shares of Genesis' Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock with the relative rights, preferences and limitations set forth in Exhibit C to this Agreement (the "Series I Preferred Stock"), (b) issue to TPG or one or more Sponsor Affiliates designated by TPG 11,575 shares of Series H Preferred Stock and 8,375 shares of Series I Preferred Stock and
(c) issue to one or more Sponsor Affiliates designated by Nazem 609 shares of Series H Preferred Stock and 441 shares of Series I Preferred Stock.

                                  ARTICLE III

                    PURCHASE AND SALE OF GENESIS COMMON STOCK
                  AND WARRANTS TO PURCHASE GENESIS COMMON STOCK

          Section 3.1 Agreement to Purchase and Sell; Purchase Price. (a) At the Closing, and upon the terms and subject to the conditions set forth in this Agreement, Genesis shall sell to one or more Sponsor Affiliates designated by Cypress, and Cypress shall cause such Sponsor Affiliates to purchase from Genesis, (i) 6.25 million shares of Genesis Common Stock and (ii) Warrants to purchase 1 million shares of Genesis Common Stock. The aggregate purchase price for the securities to be purchased and sold pursuant to this Section 3.1(a) shall be $25 million, payable in immediately available funds.

          (b) At the Closing, and upon the terms and subject to the conditions set forth in this Agreement, Genesis shall sell to TPG and/or one or more Sponsor Affiliates designated by TPG, and TPG shall, and/or shall cause such Sponsor Affiliates, as applicable, to purchase from Genesis, 6.25 million shares of Genesis Common Stock and Warrants to purchase 1 million shares of Genesis Common Stock. The aggregate purchase price for the securities to be purchased and sold pursuant to this Section 3.1(b) shall be $25 million, payable in immediately available funds.

                                   ARTICLE IV

                                     CLOSING

          Section 4.1 Closing. (a) The Closing shall take place shall take place as soon as practicable after satisfaction or waiver of the conditions set forth herein at the offices of Simpson Thacher and Bartlett, 425 Lexington Avenue, New York, New York.

          Section 4.2 Closing Obligations. (a) At the Closing, Genesis shall deliver:

                  (i) to the Sponsor Affiliates designated by Cypress, to TPG and/or the Sponsor Affiliates designated by TPG and to the Sponsor Affiliates designated by Nazem, as applicable, certificates representing the shares of the Series H Preferred Stock and the Series I Preferred Stock being purchased and sold pursuant to Section 2.2 of this Agreement;

                  (ii) to the Sponsor Affiliates designated by Cypress and to TPG and/or the Sponsor Affiliates designated by TPG, as applicable, certificates representing the Genesis Common Stock and the Warrants substantially in the form of Exhibit D to this Agreement being purchased and sold pursuant to Section 3.1 of this Agreement;

                  (iii) the opinion of Blank Rome Comisky & McCauley LLP described in Section 8.2(b) of this Agreement;

                  (iv) the officer's certificate described in Section 8.2(j) of this Agreement;

                  (v) the Amended and Restated Put/Call Agreement as contemplated by Section 2.1, authorized, executed and delivered by Genesis;

                  (vi) the Amended and Restated Stockholders Agreement as contemplated by Section 5.2, authorized, executed and delivered by Genesis; and

                  (vii) to Cypress and TPG immediately available funds in reimbursement in accordance with Section 9.10 of their expenses incurred prior to the Closing.

          (b) At the Closing, Cypress shall deliver:

                  (i) or shall cause the applicable Sponsor Affiliates to deliver, to Genesis the purchase price for the Genesis Common Stock and Warrants being purchased and sold pursuant to Section 3.1(a) of this Agreement;

                  (ii) the certificate of an authorized person of Cypress described in Section 8.3(d) of this Agreement;

                  (iii) the Amended and Restated Put/Call Agreement as contemplated by Section 2.1, authorized, executed and delivered by Cypress and its applicable Sponsor Affiliates;

                  (iv) the Amended and Restated Stockholders Agreement as contemplated by Section 5.2, and the proxy related thereto, each authorized, executed and delivered by Cypress and its applicable Sponsor Affiliates; and

                  (v) the Irrevocable Proxy or Proxies which it is required to grant or caused to be granted pursuant to Section 5.3 of this Agreement.

          (c) At the Closing, TPG shall deliver:

                  (i) or shall cause the applicable Sponsor Affiliates to deliver, to Genesis the purchase price for the Genesis Common Stock and Warrants being purchased and sold pursuant to Section 3.1(b) of this Agreement;

                  (ii) the certificate of an authorized person of TPG described in Section 8.3(d) of this Agreement;

                  (iii) the Amended and Restated Put/Call Agreement as contemplated by Section 2.1, authorized, executed and delivered by TPG and its applicable Sponsor Affiliates;

                  (iv) the Amended and Restated Stockholders Agreement as contemplated by Section 5.2, and the proxy related thereto, each authorized, executed and delivered by TPG and its applicable Sponsor Affiliates; and

                  (v) the Irrevocable Proxy or Proxies which it is required to grant or caused to be granted pursuant to Section 5.3 of this Agreement.

          (d) At the Closing, Nazem shall deliver:

                  (i) the certificate of an authorized person of Nazem described in Section 8.3(d) of this Agreement;

                  (ii) the Amended and Restated Put/Call Agreement as contemplated by Section 2.1, authorized, executed and delivered by Nazem and its applicable Sponsor Affiliates;

                  (iii) the Amended and Restated Stockholders Agreement as contemplated by Section 5.2, and the proxy related thereto, each authorized, executed and delivered by Nazem and its applicable Sponsor Affiliates; and

                  (iv) the Irrevocable Proxy or Proxies which it is required to grant or caused to be granted pursuant to Section 5.3 of this Agreement.


                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

          Section 5.1 Additional Voting Right. For so long as Cypress or TPG or Sponsor Affiliates affiliated with Cypress or TPG have the right to designate directors on the board of directors of Genesis pursuant to the terms of the Series H Preferred Stock, Genesis shall not (i) without the consent of two of the directors so designated, enter into any transaction or series of transactions which would constitute a Change in Control or engage in any transaction pursuant to Rule 13e-3 under the Exchange Act or (ii) without the unanimous consent of the members of the litigation committee of Genesis' board of directors settle any action at law or suit in equity disclosed in any public filing made by Genesis with the U.S. Securities and Exchange Commission or any claim or demand made by a third party arising out of or related to the facts or circumstances underlying any such action or suit.

          Section 5.2 Stockholders Agreement. At the Closing, and upon the terms and subject to the conditions set forth in this Agreement, Cypress, TPG and Genesis and each of the Sponsor Affiliates party to the Stockholders Agreement shall enter into an Amended and Restated Stockholders Agreement in the form of Exhibit E to this Agreement (with such changes, additions or other modifications thereto as the lenders under the Genesis Credit Agreement (or an agent acting on behalf of such lenders) shall reasonably require).

          Section 5.3 Irrevocable Proxy. (a) Each Sponsor owning Series H Preferred Stock, Genesis Common Stock issued upon conversion of Series H Preferred Stock, Genesis Common Stock issued pursuant to Section 3.1 of this Agreement or Genesis Common Stock issued upon exercise of Warrants (collectively, the "Transaction Voting Securities") or any securities issued or distributed in respect of Transaction Voting Securities shall, and each Sponsor shall cause each Sponsor Affiliate affiliated with such Sponsor owning Transaction Voting Securities or any securities issued or distributed in respect of Transaction Voting Securities to, grant to Genesis an irrevocable proxy and power of attorney substantially in the form of Exhibit F hereto.

          (b) Prior to each vote of securityholders of Genesis in which the holders of Genesis Common Stock are entitled to vote generally, each Sponsor owning Transaction Voting Securities on the applicable record date shall, and each Sponsor shall cause each Sponsor Affiliate affiliated with such Sponsor owning Transaction Voting Securities on the applicable record date to, deliver to Genesis no more than 10 days after the record date a true and correct certificate setting forth the number and type of Transaction Voting Securities owned by such person on the applicable record date. Not later than the later of 10 days prior to such vote or 10 days after the notice from the Sponsors, Genesis shall provide notice with reasonable detail supporting its calculation to each Sponsor and Sponsor Affiliate owning Transaction Voting Securities on the applicable record date of the number and type of securities owned by such Person on the applicable record date that Genesis is entitled to vote pursuant to the irrevocable proxy and power of attorney.

          Section 5.4 Pre-emptive Rights. (a) Cypress and TPG and the Sponsor Affiliates affiliated with Cypress and TPG shall each have a pro rata right, based on the number of shares of Genesis common stock held by them and the number of shares of Genesis common stock issuable upon exercise or conversion of other securities held by them, to participate in purchases of shares of Capital Stock of Genesis and securities exchangeable, convertible or exercisable for shares of Capital Stock of Genesis sold by Genesis; provided, that Cypress and TPG and the Sponsor Affiliates affiliated with Cypress and TPG shall not have such right in connection with (i) sales of securities in underwritten public offerings, (ii) sales of warrants offered in connection with sales of debt securities pursuant to Rule 144A under the Securities Act, (iii) the issuance of securities solely in exchange for assets or all of the stock of another Person (whether by merger, exchange or otherwise), (iv) issuances and sales of securities to employees and directors pursuant to benefit plans and (v) issuances and sales of securities in connection with joint ventures or other strategic relationships relating to a Healthcare Related Business; provided, however, that in the case of clause (v), the securities issued in connection with any joint venture or strategic relationship or any series of related joint ventures or strategic relationships do not represent more than 5% of the total voting power of Genesis.

          (b) Genesis shall give Cypress and TPG written notice (the "Pre-emptive Right Notice") of any sale of securities to which the pre-emptive rights established pursuant to Section 5.4(a) shall apply which notice shall contain the terms and preferences of the securities being offered and the terms upon which such securities are being offered, and each Person with pre-emptive rights pursuant to Section 5.4(a) shall have the right, exercisable by written notice to Genesis within ten Business Days from receipt of the Pre-emptive Right Notice to purchase such
                                       10
securities in accordance with Section 5.4(a). Each Person electing to purchase additional securities pursuant to Section 5.4(a) shall purchase such securities on the terms specified in the Pre-Emptive Right Notice. The closing of the purchase and sale of any such securities shall not take place earlier than twenty Business Days from the date of the Pre-Emptive Right Notice.

          Section 5.5 Standstill Obligations. (a) Effective as of the Closing, each Sponsor agrees that, other than pursuant to or as contemplated by this Agreement or the terms of the Transaction Securities and pursuant to stock splits, stock dividends or other distributions or offerings made available to holders of securities of Genesis generally, it shall not, and it shall cause its Affiliates not to, without the prior written consent of Genesis, directly or indirectly, alone or as part of a "group" (as defined in Section 13(d)(3) of the Exchange Act), acquire any shares of Voting Stock of Genesis or securities convertible into or exchangeable for any shares of Voting Stock of Genesis.

          (b) The restrictions contained in Section 5.5(a) shall terminate if:
(i) the board of directors of Genesis approves a transaction with any "person" (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) and such transaction would result in such person beneficially owning securities representing more than 35% of the total voting power of Genesis or all or substantially all of its assets; (ii) any person (other than Genesis in the case of an exchange offer) shall have commenced a tender or exchange offer for voting securities of Genesis or securities exchangeable, convertible or exercisable for voting securities of Genesis where all such voting securities represent more than 35% of the total voting power of Genesis; or (iii) none of Cypress, TPG and Sponsor Affiliates affiliated with Cypress or TPG have the right to designate directors on the board of directors of Genesis pursuant to the terms of the Series H Preferred Stock.


                                   ARTICLE VI

                    REPRESENTATIONS AND WARRANTIES OF GENESIS

          Genesis represents and warrants to the Sponsors as follows:

          Section 6.1 Organization and Good Standing. Genesis is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all corporate powers required to carry on its business as now conducted. Genesis is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

          Section 6.2 Capitalization. (a) As of the date hereof, the authorized Capital Stock of Genesis consists solely of 60,000,000 shares of common stock and 5,000,000 of preferred stock. As of September 30, 1999, there were 36,145,678 shares of Genesis common stock and 590,253 shares of Genesis preferred stock (all of which were shares of Genesis' Series G Cumulative Convertible Preferred Stock, each share of which is entitled to 13.44 votes per share) outstanding. Each share of Capital Stock of Genesis that is issued and outstanding has been duly authorized and validly issued and is fully paid and nonassessable, and the issuance thereof was not subject to any pre-emptive or other similar rights or made in violation of any applicable law.

          (b) Except as set forth on Schedule 6.2(b), there are no outstanding options, warrants, agreements, conversion rights, exchange rights, pre-emptive rights or other rights (whether contingent or not) to subscribe for, purchase or acquire any issued or unissued shares of Capital Stock of Genesis or any subsidiary of Genesis and there are no restrictions upon, or contracts or understandings of Genesis or any Affiliate of Genesis with respect to, the voting, issuance or transfer of any shares of Capital Stock of Genesis or any subsidiary of Genesis.

          Section 6.3 Issuance of Securities. The (i) shares of Series H Preferred Stock issuable pursuant to Section 2.2 of this Agreement, (ii) shares of Series I Preferred Stock issuable pursuant to Section 2.2 of this Agreement,
(iii) shares of Series H Preferred Stock issuable upon exchange of the Series I Preferred Stock pursuant to the terms of the Series I Preferred Stock, (iv) shares of Series I Preferred Stock issuable in the payment of dividends on the Series H Preferred Stock pursuant to the terms of the Series H Preferred Stock,
(v) shares of Genesis Common Stock issuable upon conversion of the Series H Preferred Stock pursuant to the terms of the Series H Preferred Stock, (vi) shares of Genesis Non-Voting Common Stock issuable upon conversion of the Series I Preferred Stock pursuant to the terms of the Series I Preferred Stock, (vii) shares of Genesis Common Stock issuable pursuant to Section 3.1 of this Agreement, (viii) Warrants issuable pursuant to Section 3.1 of this Agreement and (ix) shares of Genesis Common Stock issuable upon exercise of the Warrants (collectively, the "Transaction Securities"), in each case have been duly authorized and when issued and delivered in accordance with the terms of this Agreement and, to the extent applicable, the terms of the Series H Preferred Stock, the Series I Preferred Stock and the Warrants, will be validly issued and outstanding, fully paid and nonassessable free and clear of all liens, claims and restrictions other than those created by the recipient, with no personal liability attached to the ownership thereof; and the holders of the outstanding Capital Stock of Genesis are not entitled to any pre-emptive or other rights to subscribe for such shares.

          Section 6.4 Authority. The execution, delivery and performance of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Genesis and, except for the requisite shareholder approvals contemplated by Section 9.3, no other proceedings on the part of Genesis are necessary to authorize and approve this Agreement or any of the transactions contemplated hereby including, without limitation, the amendment of Genesis' articles of incorporation as contemplated by Section 9.8. This Agreement has been duly executed and delivered by Genesis and constitutes the legal, valid and binding obligation of Genesis, enforceable against Genesis in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity and indemnification may be limited under federal and state securities laws.

          Section 6.5 No Conflicts. Except as set forth in Schedule 6.6, (i) the execution and delivery by Genesis of this Agreement, the Amended and Restated Put/Call Agreement and the Amended and Restated Stockholders Agreement, (ii) the issuance of the Transaction Securities as contemplated hereby and, to the extent applicable, by the terms of the Series H Preferred Stock, the Series I Preferred Stock and the Warrants and (iii) the performance by Genesis of, and the consummation of the transactions contemplated by, this Agreement, the Amended and Restated Put/Call Agreement and the Amended and Restated Stockholders Agreement, do not and will not result in the creation of any lien on, or security interest in, any of the assets of Genesis or any of its subsidiaries or violate, conflict with or constitute a breach of, or a default under, or give rise to any right of termination, cancellation or acceleration under, (x) any material agreement, indenture or instrument to which Genesis or any of its subsidiaries is a party or which is binding on Genesis or any of its subsidiaries, (y) the terms of the articles of incorporation or bylaws of Genesis or (z) any law or any order or regulation applicable to Genesis of any court, regulatory body, administrative agency or governmental body having jurisdiction over Genesis, except for any lien or security interest or, in the case of clauses (x) and (z), any violation, conflict, breach, termination, cancellation or acceleration that would not, individually or in the aggregate, have a Material Adverse Effect.

          Section 6.6 Required Filings; Consents and Approvals. Except as set forth in Schedule 6.6, no consent, approval or authorization of, or filing, registration or qualification with, any court, governmental, administrative or judicial authority or regulatory body or any Person (i) is required on the part of Genesis for the execution, delivery and performance of this Agreement and the transactions contemplated hereby, other than those which have been duly obtained or made or will be required in connection with Article XI of this Agreement (which will be timely obtained or made) or (ii) is required on the part of the Sponsors in connection with the disposition of their stock in Parent in one or more transactions.

          Section 6.7 SEC Filings; Financial Statements. (a) Genesis has timely filed all reports, registration statements and other filings, together with any amendments or supplements required to be made with respect thereto, that it has been required to file with the SEC under the Securities Act or the Exchange Act (all such reports, registration statements and other filings, as amended or supplemented and including all documents incorporated by reference therein, filed since January 1, 1998, are referred to herein as the "SEC Filings"). As of the respective dates of their filing with the SEC, the SEC Filings complied in all material respects with the applicable provisions of Securities Act and the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each of the historical financial statements of Genesis (including any related notes or schedules) included in the SEC Filings was prepared in accordance with GAAP (except as may be disclosed therein) and complied in all material respects with the rules and regulations of the SEC. Such financial statements fairly present the consolidated financial position of Genesis and its subsidiaries as of the dates presented and the results of operations, cash flows and changes in stockholders' equity for the periods presented (subject, in the case of unaudited interim financial statements, to normal year-end audit adjustments on a basis comparable with past periods).

          Section 6.8 Listing of Genesis Common Stock. The shares of Genesis Common Stock and Genesis Non-Voting Common Stock which constitute Transaction Securities on the date of the issuance thereof, will be listed and eligible for trading on the principal United States securities exchange on which the Genesis Common Stock is then traded or on the NASDAQ National Market System, as the case may be.

          Section 6.9 Rights Plan. The Board of Directors of Genesis has amended the Rights Agreement, dated as of April 20, 1995 (the "Genesis Rights Agreement"), between Genesis and Mellon Securities Trust Company, as Rights Agent, to exclude the Sponsors and the Sponsor Affiliates from the definition of "Acquiring Person" (as such term is defined in the Genesis Rights Agreement). Neither the execution and delivery of this Agreement nor the transactions contemplated by this Agreement, including, without limitation, the receipt of the Transaction Securities by Sponsors or the Sponsor Affiliates and the issuance of Transaction Securities by Genesis, shall cause any rights under the Genesis Rights Agreement or any other rights plan (poison pill) of Genesis or any of its subsidiaries or its or their successors to issue or become exercisable or result in any other adverse consequence under the Genesis Rights Agreement or any other rights plan of Genesis to Sponsors or the Sponsor Affiliates owning Transaction Securities.

          Section 6.10 Inapplicability of Antitakeover Statutes or Provisions. No state takeover statute or similar statute or regulation applies, purports to apply or will, following the occurrence of any event contemplated hereby or otherwise, apply to the transactions contemplated by this Agreement, including, without limitation, the receipt of Transaction Securities by Sponsors or the Sponsor Affiliates and the issuance of Transaction Securities by Genesis, and, except as provided in this Agreement, no provision of the articles of incorporation, bylaws or other governing documents of Genesis will, following the occurrence of any event contemplated hereby or otherwise, restrict or impair the ability of Sponsors or the Sponsor Affiliates or any subsequent transferee to vote or otherwise exercise the rights of a stockholder with respect to Transaction Securities or otherwise obtain the benefits of this Agreement. At least seventy-five percent (75%) of the entire Board of Directors of Genesis has approved this Agreement and the transactions contemplated hereby, and no vote of shareholders is required pursuant to the provisions of Article 10 of Genesis' articles of incorporation in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

          Section 6.11 Compliance With Securities Law. Based, in part, on the representations and warranties of the Sponsors contained in Section 7.5, the offer and sale of the Transaction Securities are exempt from the registration and prospectus delivery requirements of the Securities Act. Neither Genesis nor anyone acting on Genesis' behalf has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would subject the transactions contemplated hereby to the registration provisions of the Securities Act.

                                   ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE SPONSORS

          Each of the Sponsors severally, and not jointly, represents and warrants to Genesis as follows:

          Section 7.1 Organization and Good Standing. Such Sponsor and each Sponsor Affiliate affiliated with such Sponsor is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all powers required to carry on its business as now conducted.

          Section 7.2 Authority. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of such Sponsor and the Sponsor Affiliates affiliated with such Sponsor. This Agreement has been duly executed and delivered by such Sponsor and the Sponsor Affiliates affiliated with such Sponsor and constitutes the legal, valid and binding obligation of such Sponsor and the Sponsor Affiliates affiliated with such Sponsor, enforceable against such Sponsor and the Sponsor Affiliates affiliated with such Sponsor in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity and indemnification may be limited under federal and state securities laws.

          Section 7.3 No Conflicts. (i) The execution and delivery by such Sponsor and the Sponsor Affiliates affiliated with such Sponsor of this Agreement, the Amended and Restated Put/Call Agreement and the Amended and Restated Stockholders Agreement and (ii) the performance by such Sponsor and the Sponsor Affiliates affiliated with such Sponsor of, and the consummation of the transactions contemplated by, this Agreement, the Amended and Restated Put/Call Agreement and the Amended and Restated Stockholders Agreement, do not and will not result in the creation of any lien on, or security interest in, any of the assets of such Sponsor or any Sponsor Affiliates affiliated with such Sponsor or violate, conflict with or constitute a breach of, or a default under, or give rise to any right of termination, cancellation or acceleration under, (x) any material agreement, indenture or instrument to which such Sponsor or any Sponsor Affiliates affiliated with such Sponsor is a party or which is binding on such Sponsor or any Sponsor Affiliates affiliated with such Sponsor or, (y) the terms of the constituent documents of such Sponsor or any Sponsor Affiliates affiliated with such Sponsor or (z) any law or any order or regulation applicable to such Sponsor or any Sponsor Affiliates affiliated with such Sponsor or of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Sponsor or any Sponsor Affiliates affiliated with such Sponsor, except for any lien or security interest or, in the case of clauses (x) and (z), any violation, conflict, breach, termination, cancellation or acceleration that would not, individually or in the aggregate, have a material adverse effect on such Sponsor or any Sponsor Affiliates affiliated with such Sponsor.

          Section 7.4 Required Filings; Consents and Approvals. Except as set forth on Schedule 7.4, except as may be required on the part of the Sponsors by any court, governmental, administrative or judicial authority or regulatory body in connection with any the acquisition of the Transaction Securities and except as may be required on the part of the Sponsors in connection with the disposition of their stock in Parent in one or more transactions, no consent, approval or authorization of, or filing, registration or qualification with, any court, governmental, administrative or judicial authority or regulatory body or any Person is required on the part of such Sponsor for the execution, delivery and performance of this Agreement and the transactions contemplated hereby, other than those which have been duly obtained or made.

          Section 7.5 Purchase for Investment. Such Sponsor and/or, if applicable, the Sponsor Affiliates affiliated with such Sponsor, are acquiring the Transaction Securities for investment and not with a view to, or for sale in connection with, any distribution thereof. Such Sponsor and/or, if applicable, the Sponsor Affiliates affiliated with such Sponsor (either alone or together with its advisors) have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Transaction Securities and is capable of bearing the economic risks of such investment.


                                  ARTICLE VIII

                              CONDITIONS TO CLOSING

          Section 8.1 Conditions to Obligation of Each Party to Effect the Transactions. The respective obligations of each party to consummate the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions:

          (a) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental authority of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Closing contemplated shall be in effect.

          (b) Required Filings and Consents. Each of the parties shall have obtained all necessary governmental, administrative, regulatory, shareholder and third party consents and approvals in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby (other than the consents contemplated in Section 8.2 (i) of this Agreement), and such consents and approvals shall be in full force and effect. The waiting period (and any extension thereof) applicable to the transactions contemplated hereby under the
                                       16

Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have been terminated or shall have expired.

          Section 8.2 Conditions to Obligation of the Sponsors to Effect the Transactions. The respective obligations of the Sponsors to consummate the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions:

          (a) Listing of Genesis Common Stock. The Genesis Common Stock to be issued at the Closing shall be listed and eligible for trading on a principal United States securities exchange on which the Genesis Common Stock is then traded or on the NASDAQ National
Market System as the case may be.

          (b) Opinion of Counsel. Genesis shall have delivered to the Sponsors an opinion from Blank Rome Comisky & McCauley LLP, reasonably satisfactory to the Sponsors, with respect to the matters addressed in Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.9, 6.10 and 6.11. In rendering such opinion, such counsel may rely on the opinion of Genesis' corporate counsel to the extent consistent with past practice.

          (c) Representations and Warranties. The representations and warranties of Genesis contained herein shall be true and correct in all material respects as of the date hereof and at, and as of, the Closing, with the same force and effect as though made at, and as of, the Closing, except that, to the extent any representation or warranty is made as of a specified date, it need be true only as of such date (it being understood that, for purposes of determining the truth and correctness of Genesis' representations and warranties, all Material Adverse Effect and materiality qualifiers contained in such representations and warranties shall be disregarded).

          (d) Proceedings and Documents. All corporate proceedings on the part of Genesis in connection with the transactions contemplated hereby and all documents and instruments incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Sponsors, and such counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          (e) Certificates of Designation; Amendment to Articles of Incorporation. The Certificates of Designation for the Series H Preferred Stock and the Series I Preferred Stock substantially in the forms attached hereto as Exhibits B and C, respectively, and the amendment to Genesis' articles of incorporation as contemplated by Section 9.8 shall have been filed in accordance with the laws of the Commonwealth of Pennsylvania.

          (f) No Change of Control. No Change in Control shall have occurred.

          (g) No Material Breach. Genesis shall have performed in all material respects all of its obligations and covenants contained in this Agreement to be performed by it at or prior to the Closing.

          (h) No Material Adverse Change. There shall not have occurred any event, circumstance, condition, fact or other matter which has had a Material Adverse Effect.

          (i) Regulatory Consents. The Sponsors shall have obtained all necessary governmental, administrative and regulatory consents and approvals, and made all governmental, administrative and regulatory filings required to be made at or prior to the Closing, in connection with the Sponsors' disposition of their stock in Parent in one or more transactions satisfactory to the Sponsors.

          (j) Officer's Certificate. The Sponsors shall have received a certificate signed by an authorized officer of Genesis certifying as to the fulfillment of the conditions set forth in Sections 8.2(a), (c), (e), (g), (h) and (k).

          (k) Other Agreements. Genesis shall have entered into each of the Amended and Restated Put/Call Agreement and the Amended and Restated Stockholders Agreement.

          (l) Certificates. The Sponsors shall have received certificates representing the Transaction Securities to be acquired by them at the Closing pursuant to Sections 2.2 and 3.1.

          (m) Expenses. Concurrently with the Closing, Genesis shall reimburse Cypress and TPG in accordance with Section 9.10 for their expenses incurred prior to the Closing.

          Section 8.3 Conditions to Obligation of Genesis to Effect the Transactions. The obligation of Genesis to consummate the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions:

          (a) Representations and Warranties. The representations and warranties of each Sponsor contained herein shall be true and correct in all material respects as of the date hereof and at, and as of, the Closing, with the same force and effect as though made at, and as of, the Closing, except that, to the extent any representation or warranty is made as of a specified date, it need be true only as of such date (it being understood that, for purposes of determining the truth and correctness of each Sponsor's representations and warranties, all materiality qualifiers contained in such representations and warranties shall be disregarded).

          (b) Opinion of Counsel. Each of Cypress and TPG shall have delivered to Genesis an opinion from its counsel, reasonably satisfactory to Genesis, with respect to the matters addressed in Sections 7.2 and 7.3(y); provided, that such counsel need not express any opinion concerning any law other than the law of the State of New York, the federal law of the United States, the Delaware General Corporation Law and the Delaware Uniform Limited Partnership Law, and, provided, further, that such counsel need not express any opinion concerning any matter of health care or insurance law or regulation.

          (c) No Material Breach. Each Sponsor shall have performed in all material respects all of its obligations and covenants contained in this Agreement to be performed by it at or prior to the Closing.

          (d) Officer's Certificate. Genesis shall have received from each Sponsor a certificate signed by an authorized person of such Sponsor certifying as to the fulfillment of the conditions set forth in Sections 8.3(a), (c) and
(e).

          (e) Other Agreements. Each of Cypress and TPG shall have entered into each of the Amended and Restated Put/Call Agreement and the Amended and Restated Stockholders Agreement.

          (f) Purchase Price. Genesis shall have received the purchase price for the Genesis Common Stock and the Warrants being purchased and sold at the Closing pursuant to Section 3.1.


                                   ARTICLE IX

                              COVENANTS OF GENESIS

          Genesis covenants and agrees as follows for the benefit of each
Sponsor:

          Section 9.1 Further Assurances. (a) Subject to the terms and conditions hereof, Genesis shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable or reasonably requested by Cypress or TPG to consummate and make effective, as promptly as practicable, the transactions contemplated by this Agreement. In this regard, Genesis shall use its reasonable best efforts to cause all of the obligations imposed upon it in this Agreement to be duly complied with and to cause all conditions precedent to the obligations of the parties to be satisfied.

          (b) Genesis shall prepare, file and deliver, as applicable, all applications and other notices and documents required in connection with, and use its reasonable best efforts to obtain promptly and comply with any conditions contained in all governmental, administrative, regulatory, shareholder and third party consents and approvals required to be obtained by it in connection with, the transactions contemplated by this Agreement, including, without limitation, any filings under the HSR Act. Genesis shall use its reasonable best efforts to cooperate with the Sponsors in connection with their similar activities.

          Section 9.2 Operation of Business; Certain Negative Covenants. From the date hereof until the Closing, except as contemplated by this Agreement or unless each of Cypress and TPG gives its prior written consent, Genesis shall operate its business only in the normal course, consistent with past practice and in compliance with applicable laws. From the date hereof until the Closing, unless each of Cypress and TPG gives its prior written consent, Genesis shall not:

          (a) enter into any transaction or series of transactions which would constitute a Change in Control or engage in any transaction pursuant to Rule 13e-3 under the Exchange Act;

          (b) issue, reissue, sell, pledge, encumber or otherwise dispose of, reclassify, combine, split or subdivide any of its Capital Stock, or authorize any of the foregoing, other than pursuant to commitments outstanding on the date hereof or pursuant to employee benefit plans existing on the date hereof;

          (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any Capital Stock of Genesis; or

          (d) amend, modify, supplement or otherwise change any of the terms of Genesis' articles of incorporation or bylaws.

          Section 9.3 Stockholder Vote The Company shall (unless previously adopted) present proposals, in accordance with all applicable laws and regulations, to its stockholders at a special meeting held as promptly as practicable after the date hereof, including, without limitation, proposals seeking the approval of the amendment of Genesis' articles of incorporation as contemplated by Section 9.8 and any approvals required by the New York Stock Exchange, Inc. The members of the board of directors of Genesis shall, to the extent consistent with their fiduciary duties, recommend approval of such proposals. In connection with the foregoing, Genesis shall use its reasonable best efforts to file and have cleared by the SEC, and will thereafter mail to its stockholders as promptly as practicable, all proxy materials which are necessary or advisable.

          Section 9.4 No Acts or Omissions. Genesis shall not enter into any agreement, take any action or fail to take any action that would materially impair its ability to perform its obligations under this Agreement or cause any condition to any parties' obligation hereunder to consummate the Closing to be incapable of being satisfied.

          Section 9.5 Notice to Sponsors. Genesis shall promptly advise the Sponsors of any change, development or condition that may materially impair Genesis' ability to consummate the Closing or cause any condition to any parties' obligation hereunder to consummate the Closing to be incapable of being satisfied.

          Section 9.6 Public Announcements. Unless required by law, regulation or legal or judicial process or the rules of any securities exchange or over the counter market, prior to the Closing, neither Genesis nor any Person on Genesis' behalf shall make any news release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the consent of Cypress and TPG, which consent shall not be unreasonably withheld. If any such news release or public disclosure shall be required by law, regulation or legal or judicial process or the rules of any securities exchange or over the counter market and, in any event, prior to any such news release or public disclosure following the Closing, Genesis shall give Cypress and TPG notice thereof and consult with Cypress and TPG with respect thereto.

          Section 9.7 Reservation of Securities. For so long as any of the Series H Preferred Stock or any Warrants are outstanding, Genesis shall reserve and keep available, free from pre-emptive rights, (i) a sufficient number of shares of Genesis Common Stock to satisfy its conversion obligation under the terms of the Series H Preferred Stock and its obligation to issue shares of Genesis Common upon exercise of Warrants and (ii) a sufficient number of shares of the Series I Preferred Stock to enable Genesis to declare and pay dividends on the Series H Preferred Stock in shares of Series I Preferred Stock, in accordance with the terms of the Series H Preferred Stock. For so long as any of the Series I Preferred Stock is outstanding, Genesis shall reserve and keep available, free from pre-emptive rights, a sufficient number of shares of Genesis Non-Voting Common Stock to satisfy its conversion obligation under the terms of the Series I Preferred Stock and a sufficient number of shares of Series H Preferred Stock to enable Genesis to exchange the Series I Preferred Stock therefor in accordance with the terms of the Series I Preferred Stock.

          Section 9.8 Certificates of Designations; Amendment to Articles. Prior to the Closing, Genesis shall (i) file a certificate of designations for each of the Series H Preferred Stock and the Series I Preferred Stock substantially in the forms of Exhibits B and C hereto, respectively, in accordance with the laws of the Commonwealth of Pennsylvania and (ii) file an amendment to Genesis' articles of incorporation in form and substance reasonably satisfactory to Cypress and TPG effecting such changes to Genesis' articles of incorporation as may be necessary or advisable in connection with the transactions contemplated by this Agreement, including, without limitation, (y) creating the Genesis Non-Voting Common Stock (which shall have rights, preferences and limitations which are identical in all respects to the Genesis Common Stock except that the Genesis Non-Voting Common Stock shall not have the right to vote other than any right to vote provided by law) and (z) providing for a sufficient number of authorized shares of Genesis Common Stock and Genesis Non-Voting Common Stock for issuance as contemplated by this Agreement, the Warrants, the Series H Preferred Stock and the Series I Preferred Stock.

          Section 9.9 Disclosure. Subject to reasonable confidentiality provisions, Genesis shall promptly furnish Cypress and TPG with all financial and other information concerning Genesis and related matters, and access to personnel of Genesis, which Cypress and TPG may reasonably request.

          Section 9.10 Fees and Expenses. If the Closing shall occur, Genesis shall promptly reimburse Cypress and TPG for their expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby (including the fees and expenses of their professional advisors) up to a maximum aggregate amount of $1,000,000.

          Section 9.11 No Amendment. Except as specifically contemplated hereby, Genesis shall not amend, modify, supplement or otherwise change any of the terms of its articles of incorporation, bylaws, shareholder rights agreement or other constituent document in a manner that would be adverse to Sponsors (other than an amendment, modification or supplement or other change which would affect Sponsors the same as other shareholders of Genesis).

          Section 9.12 Tax Treatment of Preferred Stock. Genesis (i) intends that the Series H Preferred Stock and the Series I Preferred Stock will be treated as stock that is other than "preferred stock" within the meaning of Treasury regulation section 1.305-5(a) and (ii) shall prepare any and all returns, reports and other statements (including, in each case, any schedule or attachment thereto, or any amendment thereof) relating to United States federal income taxation in a manner consistent with such treatment.

          Section 9.13 Appointment of Sponsor Directors. Prior to the Closing, the Board of Directors of Genesis shall take all actions necessary to appoint to the Board of Directors of Genesis the number of directors to be nominated by TPG and Cypress Merchant Banking Partners L.P. in accordance with Section 8 of the Certificate of Designations of the Series H Preferred Stock, such appointments to be effective from and after the Closing until the next annual meeting of shareholders of Genesis.


                                    ARTICLE X

                            COVENANTS OF THE SPONSORS

          Each of the Sponsors severally, and not jointly, covenants and agrees as follows:

          Section 10.1 Further Assurances. (a) Subject to the terms and conditions hereof, such Sponsor shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable or reasonably requested by Genesis to consummate and make effective, as promptly as practicable, the transactions contemplated by this Agreement. In this regard, such Sponsor shall use its reasonable best efforts to cause all of the obligations imposed upon it in this Agreement to be duly complied with and to cause all conditions precedent to the obligations of the parties to be satisfied.

          (b) Such Sponsor shall prepare, file and deliver, as applicable, all applications and other notices and documents required in connection with, and use its reasonable best efforts to obtain promptly and comply with any conditions contained in all governmental, administrative, regulatory, shareholder and third party consents and approvals required to be obtained by it in connection with, the transactions contemplated by this Agreement, including, without limitation, any filings under the HSR Act. Such Sponsor shall use its reasonable best efforts to cooperate with Genesis in connection with its similar activities.

          Section 10.2 No Acts or Omissions. Such Sponsor shall not enter into any agreement or take any action that would materially impair its ability to perform its obligations under this Agreement or cause any condition to any parties' obligation hereunder to consummate the Closing to be incapable of being satisfied.

          Section 10.3 Public Announcements. Unless required by law, regulation or legal or judicial process, prior to the Closing, neither such Sponsor nor any Person on such Sponsor's behalf shall make any news release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the consent of Genesis, which consent shall not be unreasonably withheld. If any such news release or public disclosure shall be required by law, regulation or legal or judicial process or the rules of any securities exchange or over the counter market and, in any event, prior to any such news release or public disclosure following the Closing, such Sponsor shall give Genesis notice thereof and consult with Genesis with respect thereto.

          Section 10.4 Restriction on Sales. For so long as the standstill obligations set forth in Section 5.5 of this Agreement are in effect, such Sponsor shall not sell Transaction Securities which are voting securities or Warrants to (a) any person in a transaction or a series of transactions where such voting securities, together with any other voting securities known by such Sponsor to have been sold to such person by any other Sponsor, represent more than 15% of Genesis's total voting power or (b) to any "competitor" of Genesis, except, in any case, in an underwritten public offering, in an underwritten offering effected pursuant to Rule 144A (or any successor provision) under the Securities Act or in a transaction approved by Genesis's board of directors. Such Sponsor shall give notice to Genesis of any transfer of such securities, including the name of the transferee and whether it believes the transferee and the selling Sponsor are a "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act).

          For purposes of this Section 10.4, "competitor" shall mean any person which derives more than $500 million in revenues from the operation of long-term care facilities and/or institutional pharmacy sales; provided, that any person which derives more than $200 million in revenues from the operation of long-term care facilities and/or institutional pharmacy sales solely within one or two markets in which Genesis then operates (as most recently reported by Genesis in its filings with the SEC) shall be a "competitor".


                                   ARTICLE XI

                               REGISTRATION RIGHTS

          Section 11.1 Incidental Registration. (a) Right to Include Registrable Securities. Each time Genesis proposes to register securities under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, pursuant to a registration statement on which it is permissible to register Registrable Securities for sale to the public under the Securities

Act, it will give prompt written notice to all Holders of its intention to do so and the Holders' rights under this Section 11.1(a). Upon the written request of any Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), Genesis will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which Genesis has been so requested to register by the Holders thereof; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Genesis shall determine for any reason not to proceed with the proposed registration, Genesis may, at its election, give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering by Genesis (underwritten, at least in part, by Persons who are not Affiliates of Genesis), all Holders requesting to have Registrable Securities included in Genesis' registration must sell their Registrable Securities to such underwriters who shall have been selected by Genesis on the same terms and conditions as apply to Genesis, with such differences, including any with respect to indemnification and contribution, as may be customary or appropriate in combined primary and secondary offerings and such other differences as may be customary or appropriate in light of the fact that Genesis and such Holders may be selling different securities. If a proposed registration pursuant to this
Section 11.1(a) involves such an underwritten public offering, any Holder making a request under this Section 11.1(a) in connection with such registration may elect in writing, prior to the effective date of the registration statement filed in connection with such registration, to withdraw such request and not to have such securities registered in connection with such registration.

          (b) Expenses. Genesis will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to Section 11.1(a), regardless of whether such registration statement becomes effective.

          (c) Priority in Incidental Registrations. If a registration pursuant to this Section 11.1 involves an underwritten offering by Genesis (as described in Section 11.1(a)(ii)) and the managing underwriter with respect to such offering advises Genesis in writing that, in its opinion, the number of securities (including all Registrable Securities) which Genesis, the Holders and any other persons intend to include in such registration exceeds the largest number of securities which can be sold in such offering without having an adverse effect on the offering of securities as contemplated by Genesis (including the price at which Genesis proposes to sell such securities), then Genesis will include in such registration (i) first, all the securities Genesis proposes to sell for its own account and (ii) second, (A) the number of shares of Registrable Securities which the Holders have requested to be included in such registration and (B) the number of shares of securities as to which the holders thereof have , as the date of this Agreement, the right to include in such registration and which the holders thereof have requested to be included in such registration, in each case which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above. If the number of shares of Registrable Securities which the Holders have requested to be included in such registration and the number of shares of such other securities which the holders thereof have requested to be included in such registration are accordingly reduced, such reduced number of Registrable Securities and such other securities shall be allocated pro rata among the holders thereof on the basis of the relative number of shares of Registrable Securities or such other securities then held by each such holder; provided, that any shares thereby allocated to any such holder that exceed such holder's request will be reallocated among the remaining requesting holders in like manner.

          (d) Custody Agreement and Power of Attorney. Upon Genesis' request, any Holder will execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to Genesis with respect to the shares of Registrable Securities to be registered pursuant to this Section 11.1 (a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of Attorney will provide, among other things, that the Holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such Registrable Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Holder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Holder's behalf with respect to the matters specified therein.

          (e) Other Agreements. Each Holder shall execute such other agreements as Genesis may reasonably request to further accomplish the purposes of this
Section 11.1.

          Section 11.2 Registration on Request. (a) Request by Holders. Upon the written request of Cypress or TPG or the written request of any Holder or Holders of outstanding Registrable Securities which, together with the shares of Genesis Common Stock and the Genesis Non-Voting Common Stock issuable upon exercise or conversion of such Registrable Securities, constitute more than 50% of the shares of Genesis Common Stock and Genesis Non-Voting Common Stock that are then Registrable Securities and the shares of Genesis Common Stock and Genesis Non-Voting Common Stock then issuable upon exercise or conversion of Registrable Securities, requesting that Genesis effect the registration under the Securities Act of all or part of such Holder's or Holders' Registrable Securities (which Registrable Securities requested to be registered have a proposed aggregate public offering price as of the date of such request of not less than $25 million or which constitute all or such Holder's or Holders' Registrable Securities), and specifying the intended method of disposition thereof, Genesis will promptly give written notice of such requested registration to all other Holders, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

                  (i) the Registrable Securities which Genesis has been so requested to register by such Holders or Holder; and

                  (ii) all other Registrable Securities which Genesis has been requested to register by any other Holder thereof by written request given to Genesis within 30 days after the giving of such written notice by Genesis (which request shall specify the intended method of disposition of such Registrable Securities), so as to permit the disposition (in accordance with the Holders' intended method thereof) of the Registrable Securities so to be registered; provided, that Genesis shall not be obligated to file a registration statement relating to any registration request under this Section 11.2(a) (i) within a period of six months after the effective date of any other registration statement relating to
(A) any registration request under this Section 11.2(a) or (B) any registration of Registrable
                                       25

Securities effected under Section 11.1, (ii) if five registration statements relating to registration requests under this Section 11.2(a) have previously been filed and declared effective by the SEC or (iii) with respect to any Registrable Securities other than Common Stock or Non-Voting Common Stock, within 270 days after the Closing.

          (b) Expenses. Genesis will pay all Registration Expenses in connection with the five registrations of Registrable Securities pursuant to this Section
11.2 upon the written request of any of the Holders.

          (c) Effective Registration Statement. A registration requested pursuant to this Section 11.2 will not be deemed to have been effected unless it has become effective; provided, that if, within the period ending on the earlier to occur of (i) 180 days after the applicable registration statement has become effective, or (ii) the date on which the distribution of the Registrable Securities covered thereby has been completed, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

          (d) Shelf Registration. If Genesis is eligible to file a registration statement on Form S-3 (or any equivalent successor form), then the Person or Persons entitled to make a request for registration pursuant to Section 11.2(c) may elect to require that the registration then requested be effected using a shelf registration under Rule 415 of the Securities Act. Genesis will use its reasonable best efforts to cause any registration pursuant to this Section 11.2 effected as a shelf registration under Rule 415 of the Securities Act to remain effective for a period ending on the earlier of (i) two years after the effective date of the registration statement plus such additional period of time as Genesis or any Holder may be required under the Securities Act to deliver a prospectus in connection with any sale of Registrable Securities pursuant to such registration, and (ii) the date on which all Registrable Securities covered by such registration statement have been sold.

          (e) Selection of Underwriters. If a requested registration pursuant to this Section 11.2 involves an underwritten offering, the Person or Persons requesting registration shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to Genesis.

          (f) Priority in Requested Registrations. If a requested registration pursuant to this Section 11.2 involves an underwritten offering and the managing underwriter advises Genesis in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of Genesis which are not Registrable Securities) exceeds the largest number of securities which can be sold in such offering, Genesis will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number
                                       26
of such Registrable Securities to be included in such registration shall be allocated pro rata (in the case of securities other than common stock of Genesis, based on the number of shares of common stock then issuable upon exercise or conversion thereof) among all requesting Holders on the basis of the relative number of shares of Registrable Securities (in the case of securities other than common stock of Genesis, based on the number of shares of common stock then issuable upon exercise or conversion thereof) then held by each such Holder; provided, that any securities thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner. In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, Genesis may include in such registration the securities Genesis or other Persons propose to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold.

          Section 11.3 Registration Procedures. If and whenever Genesis is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, Genesis will, as expeditiously as possible:

                  (a) prepare and, if the registration is pursuant to notice given under Section 11.2(a), in any event within 45 days after the giving of notice pursuant to Section 11.2(a), file with the SEC a registration statement with respect to such Registrable Securities on any form for which Genesis then qualifies or which counsel for Genesis shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective; provided, however, that Genesis may discontinue any registration of its securities which is being effected pursuant to Section 11.2 at any time prior to the effective date of the registration statement relating thereto;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of 180 days (or, in the case of a shelf registration pursuant to Rule 415 under the Securities Act, two years plus such additional period of time as Genesis or any Holder may be required under the Securities Act to deliver a prospectus in connection with any sale of Registrable Securities pursuant to such registration) or such lesser period of time as Genesis or any Holder may be required under the Securities Act to deliver a prospectus in connection with any sale of Registrable Securities, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holder or Holders thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, Genesis will furnish to the Holders and their counsel copies of all documents proposed to be filed, which documents will be subject to the review of such counsel and will not be filed if such counsel reasonably objects;

                  (c) furnish to each Holder of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus and prospectus supplement, as applicable), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

                  (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that Genesis shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 11.3(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

                  (f) notify each Holder of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 11.3(b), of Genesis' becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of
          Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (h) (A) use its best efforts to cause all such Registrable Securities which are shares of Genesis Common Stock or Genesis Non-Voting Common Stock to be listed on any securities exchange on which the Genesis Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange and (B) provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

                  (i) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of Registrable Securities (on a converted or exercised basis, as applicable, in the case of Series H Preferred Stock, Series I Preferred Stock and Warrants) constituting a majority of the shares of Registrable Securities (on a converted or exercised basis, as applicable, in the case of Series H Preferred Stock, Series I Preferred Stock and Warrants) being registered or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including making appropriate members of senior management of Genesis available for customary participation in a "road show" presentation to potential investors;

                  (j) obtain a "cold comfort" letter or letters from Genesis' independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as Sellers of Registrable Securities (on a converted or exercised basis, as applicable, in the case of Series H Preferred Stock, Series I Preferred Stock and Warrants) constituting a majority of the shares of Registrable Securities (on a converted or exercised basis, as applicable, in the case of Series H Preferred Stock, Series I Preferred Stock and Warrants) being registered or issuable upon exercise or conversion of Registrable Securities being registered shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such registration statement); and

                  (k) make available for inspection by representatives of the Holders of the Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of Genesis, and cause all of Genesis' officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          Genesis may require each Holder of Registrable Securities as to which any registration is being effected to furnish Genesis with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as Genesis may from time to time reasonably request in writing.

          Each Holder of Registrable Securities, upon receipt of any notice from Genesis of the happening of any event of the kind described in Section 11.3(f), shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 11.3(f), and, if so directed by Genesis, such Holder shall deliver to Genesis (at Genesis' expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Genesis shall give any such notice, the period mentioned in Section 11.3(b) shall be extended by the number of days during the period from the date of the giving of such notice pursuant to Section 11.3(f) and through the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 11.3(f).

          Section 11.4 Indemnification. (a) Indemnification by Genesis. In the event of any registration of any securities of Genesis under the Securities Act pursuant to Section 11.1 or 11.2, Genesis hereby indemnifies and agrees to hold harmless, to the extent permitted by law, each Holder of Registrable Securities covered by such registration statement, each affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or
(b) any omission or alleged omission to state therein a material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading, and Genesis will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that Genesis shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to Genesis by such Indemnified Party for use in the preparation thereof; and provided, further, that Genesis will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 11.4(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if Genesis has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and shall survive the transfer of such securities by such Holder.

          (b) Indemnification by the Holders and Underwriters. Genesis may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 11.1 or 11.2 herein, that Genesis shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 11.4(a)) Genesis, all other prospective Holders or any underwriter, as the case may be, and any of their respective affiliates, directors, officers and controlling Persons, with respect to any statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to Genesis by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Genesis or any of the Holders, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such Holder.

          (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 11.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 11.4(a) or 11.4(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.
                                       31

If the indemnified party has been advised by counsel that having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such indemnified party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such indemnified party in such action, it being understood, however, that the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (and not more than one separate firm of local counsel at any time for all such indemnified parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

          (d) Other Indemnification. Indemnification similar to that specified in this Section 11.4 (with appropriate modifications) shall be given by Genesis and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          (e) Contribution. If recovery is not available under the foregoing indemnification provisions of this Section 11 for any reason other than as expressly specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission and any other equitable considerations appropriate under the circumstances. The amount paid or payable by a party under this
Section 11.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f) Non-Exclusivity. The obligations of the parties under this Section 11 shall be in addition to any liability which any party may otherwise have to any other party.

          (g) Rule 144. Genesis covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if Genesis is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, Genesis will deliver to such Holder a written statement as to whether it has complied with such requirements.

                                   ARTICLE XII

                                 INDEMNIFICATION

          Section 12.1 (a) Genesis shall indemnify and hold harmless each Sponsor and its respective Affiliates, officers, directors, members, employees, advisors and agents (each, a "Sponsor Indemnified Person") from and against any and all losses, claims, damages, liabilities, costs, expenses, actions, suits, proceedings, interest, penalties and fines (including, without limitation, costs of collection, attorneys' fees and expenses and costs of defense, investigation and ongoing monitoring), whether or not involving a third party claim (collectively, "Losses") to which such Sponsor Indemnified Person may become subject or incur, directly or indirectly, based upon, arising out of or in connection with a breach of any representation, warranty, agreement or covenant of Genesis contained in this Agreement or in the officer's certificate delivered pursuant to Section 8.2(j) of this Agreement; provided, however, that the aggregate liability of Genesis to indemnify and hold harmless the Sponsor Indemnified Persons in respect of breaches of the representations and warranties set forth in Section 6.7 of this Agreement and the covenants set forth in Sections 9.1, 9.4, 9.5, 9.6 and 9.10 of this Agreement shall be limited to $50 million.

          (b) Each Sponsor shall indemnify and hold harmless Genesis and its Affiliates, officers, directors, employees, advisors and agents (each, a "Company Indemnified Person") from and against any and all Losses to which such Company Indemnified Person may become subject or incur, directly or indirectly, based upon, arising out of or in connection with a breach of any representation, warranty, agreement or covenant of such Sponsor contained in this Agreement or in the officer's certificate delivered pursuant to Section 8.3(d) of this Agreement; provided, however, that the aggregate liability of such Sponsor to indemnify and hold harmless the Company Indemnified Persons in respect of breaches of the covenants set forth in Sections 10.1, 10.2 and 10.3 of this Agreement shall be limited to $50 million.

          (c) Genesis shall indemnify, and advance expenses to, the directors designated by Cypress, TPG or by Sponsor Affiliates to serve on Genesis' board of directors pursuant to the terms of the Series H Preferred Stock to the fullest extent permitted by law. Genesis shall provide and maintain in effect policies of directors' and officers' liability insurance for such directors, which policies shall contain terms and conditions which are not less advantageous than those policies maintained by Genesis at the date hereof and having the maximum available coverage under the current policies of directors' and officers' liability insurance.

          (d) Genesis shall indemnify and hold harmless each Sponsor Indemnified Person from and against any Losses to which such Sponsor Indemnified Person may become subject or incur, directly or indirectly, based upon, arising out of or in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby, including, without limitation, any claim arising out of the actual or alleged breach by Genesis of any contract or other agreement with any Person as a consequence of this Agreement or the transactions contemplated hereby or any action, whether pending or threatened, asserting the invalidity of the transactions contemplated hereby or otherwise challenging this Agreement or the transactions contemplated hereby; provided, that Genesis shall have no obligation under this Section 12.1(d) to indemnify or hold harmless any Sponsor Indemnified Person in respect of Losses resulting from (i) losses in value of the Transaction Securities, (ii) claims by the limited partners in the Sponsor Affiliates or (iii) the tax consequences to the Sponsor Indemnified Persons of their participation in the transactions contemplated hereby.

          Section 12.2 Procedure for Indemnification. If any Person to be indemnified under this Article XII has suffered or incurred any Losses with respect to which indemnification is to be sought hereunder, the indemnified party shall so notify the party from whom indemnification is sought promptly in writing describing such Losses, the amount or estimated amount thereof, if known or reasonably capable of estimation, and the method of computation of such Losses. If a claim or demand by a third party is made against an indemnified party or any action at law or suit in equity is instituted against an indemnified party by a third party (each claim, demand, action or suit by a third party, a "Third Party Claim"), and if an indemnified party intends to seek indemnity with respect thereto under this Article XII, such indemnified party shall promptly notify the indemnifying party in writing of such Third Party Claim setting forth such Third Party Claim in reasonable detail and tender to the indemnifying party the defense of such Third Party Claim. The failure of the indemnified party to give the indemnifying party prompt notice, to provide notice in the form required or tender the defense of a Third Party Claim as provided herein shall not relieve the indemnifying party of any of its obligations under this Article XII, except to the extent that the indemnifying party is materially prejudiced by such failure. For 30 days after receipt of such notice the indemnifying party shall have the right but not the obligation to undertake the conduct and control, through counsel of its own choosing and at its own expense, of the settlement or defense of any Third Party Claim, and the indemnified party shall cooperate with the indemnifying party in connection therewith; provided, that if the indemnifying party elects to undertake the conduct and control of such settlement or defense, then the indemnified party may participate in such settlement or defense through counsel chosen by such indemnified party provided that the fees and expenses of such counsel shall be borne by such indemnified party; provided, further, that pending the indemnifying party's decision whether to exercise its right to undertake the conduct and control of the settlement or defense of any Third Party Claim, the indemnified party shall undertake, conduct and control the settlement or defense thereof, through counsel of its own choosing. So long as the indemnifying party is reasonably contesting any such claim in good faith, the indemnified party shall not pay or settle
                                       34
any such Third Party Claim. Notwithstanding the foregoing, the indemnified party shall have the right to pay or settle any such Third Party Claim; provided, that in such event it shall waive any right to indemnity therefor by the indemnifying party. If the indemnifying party does not notify the indemnified party within 30 days after the receipt of the indemnified party's notice of a claim of indemnity hereunder in connection with a Third Party Claim that it elects to undertake the settlement or defense thereof, the indemnified party shall have the right to conduct and control the defense thereof and to contest, settle or compromise the Third Party Claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement. The indemnifying party shall not, except with the consent of the indemnified party, enter into any settlement or consent to entry of any judgment unless: (i) such settlement or judgment includes as an unconditional term thereof the giving by the person or persons asserting such claim to all indemnified parties an unconditional release from all liability with respect to such claim and (ii) the relief provided in connection with such settlement or judgment effected by the indemnifying party is satisfied entirely by the indemnifying party.


                                  ARTICLE XIII

                                  MISCELLANEOUS

          Section 13.1 Notices. (a) Except as provided in Section 13.1(b), all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or by telecopier (with a confirmed receipt thereof), and on the next business day when sent by overnight courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (i) if to Cypress, to:

                     The Cypress Group L.L.C.
                     65 East 55th Street, 19th Floor
                     New York, NY  10022
                     Attention: William L. Spiegel
                     Telecopier: (212) 705-0199

                     with a copy to:

                     Simpson Thacher & Bartlett
                     425 Lexington Avenue
                     New York, NY  10017
                     Attention: William E. Curbow, Esq.
                     Telecopier: 212-455-2502

                (ii) if to TPG, to:

                     TPG Partners II, L.P.
                     201 Main Street, Suite 2420
                     Fort Worth, TX  76102
                     Attention:  Karl I. Peterson
                     Telecopier: 817-871-4010

                     with a copy to:

                     Cleary, Gottlieb, Steen & Hamilton
                     One Liberty Plaza
                     New York, NY 10006
                     Attention: Paul J. Shim, Esq.
                     Telecopier: 212-225-3999

               (iii) if to Genesis, to:

                     Genesis Health Ventures, Inc.
                     101 East State Street
                     Kennett Square, PA 19348
                     Attention: Ira C. Gubernick, Esq.
                     Telecopier: 610-444-3365

                     with a copy to:

                     Blank Rome Comisky & McCauley LLP
                     One Logan Square
                     Philadelphia, PA  19103
                     Attention: Stephen Luongo, Esq.
                     Telecopier: 215-569-5555

                 iv) if to Nazem, to:

                     Nazem, Inc.
                     645 Madison Avenue
                     New York, New York 10022
                     Attention: Fred Nazem
                     Telecopier: 212-371-2150
                     with a copy to:

                     Bartoma Corporation, N.V.
                     Fokkerweg 26
                     Suite 12
                     Curacao, Netherlands Antilles
                     Attention: Marleen Janssen
                     Telecopier: 5999-465-39-07

          (b) All notices and other communications to be given to any other Person hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, on the next Business Day when sent by overnight courier service and on the third Business Day when sent registered or certified mail, return receipt requested, postage prepaid to such Person at its last known address appearing on the books of Genesis maintained for such purpose.

          Section 13.2 Severability. In the event any provision hereof is held void or unenforceable by any court, then such provision shall be severable and shall not affect the remaining provisions hereof.

          Section 13.3 Entire Agreement. This Agreement (including the exhibits, documents or instruments referred to herein) embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties, or between any of them, with respect to the subject matter hereof and thereof.

          Section 13.4 Amendment and Modification. This Agreement may be amended, modified or supplemented only by a written agreement signed by each of Cypress, TPG and Genesis; provided, however, that neither Cypress nor TPG shall enter into any amendment of this Agreement that would be materially more adverse to the rights hereunder of Nazem and its Affiliate than it would be to the rights of Cypress and TPG and their respective Sponsor Affiliates; and, provided, further, that Nazem shall have received prior written notice of any amendment hereto, including a draft of the proposed form of the amendment a reasonable amount of time under the circumstances prior to the execution thereof, and a copy of any executed amendment promptly following the execution thereof. Any failure by a party hereto to comply with any obligation, agreement or condition herein may be expressly waived in writing by Cypress, TPG and Genesis, but such waiver or failure to insist upon strict compliance with such obligation, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any such subsequent or other failure.

          Section 13.5 Termination. (a) This Agreement may be terminated and the transactions contemplated hereby abandoned by Genesis, Cypress and TPG by mutual agreement at any time prior to the Closing.

          (b) This Agreement may be terminated and the transactions contemplated hereby may be abandoned at the option of Genesis, on the one hand, and Cypress and TPG, on the other hand, on March 31, 2000, if the Closing has not, through no fault of the terminating Person or Persons, occurred by such date.

          (c) In the event that this Agreement is terminated and the transactions contemplated hereby are abandoned as provided above, no party shall have any liability hereunder except for the obligations set forth in Sections 9.6, 10.3, 13.1, 13.4, 13.6, 13.8, 13.9, 13.10 and 13.11, the provisions of which shall survive any termination of this Agreement and abandonment of the transactions contemplated hereby; provided, that nothing herein shall relieve any party from liability for any breach of any representation, warranty, agreement or covenant set forth in this Agreement prior to such termination. Except as specifically provided herein, the provisions of this Agreement shall survive the Closing.

          Section 13.6 Assignment; Binding on Transferees. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns and, to the extent set forth herein, any other Person which is a Holder. Cypress and TPG may assign any of their rights and obligations hereunder to any of their respective Sponsor Affiliates; provided, that in connection with any such assignment of liabilities by Cypress, Cypress Merchant Banking Partners L.P. shall remain liable for such liabilities, and no such assignment shall release TPG from any liability for its obligations hereunder . Neither Genesis nor Nazem may assign any of its rights or obligations hereunder to any Person without the written consent of Cypress and TPG, acting jointly. Notwithstanding the foregoing, Genesis may assign its rights hereunder pursuant to any security or pledge agreement entered into with its Senior Leaders.

          Section 13.7 Legend. Each certificate representing shares of Transaction Securities shall bear the following legend (until such time as subsequent transfers thereof are no longer restricted in accordance with the Securities Act, at which time Genesis shall, upon request and at its expense, issue a replacement certificate not bearing a legend):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND NO SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL WHICH SHALL BE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS NOT IN VIOLATION OF THE ACT OR APPLICABLE STATE SECURITIES LAWS.

          Section 13.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.

          Section 13.9 Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

          Section 13.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 13.11 Submission to Jurisdiction; Waivers. Each of the parties hereto agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 13.1 of this Agreement or at such other address of which such party shall have given notice pursuant thereto; and (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.


                        [The next page is numbered S-1.]

          Section 13.12 WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN
ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND
FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

                              THE CYPRESS GROUP L.L.C.


                              By: /s/ Jamie L. Singleton
                                  ---------------------------------
                                  Name: Jamie L. Singleton
                                  Title: Vice Chairman


                              TPG PARTNERS II, L.P.
                              By: TPG GenPar II, L.P.
                              By: TPG Advisors II, Inc.


                              By: /s/ Jonathan Coslet
                                  ----------------------------------
                                  Name: Jonathan Coslet
                                  Title: Partner


                              NAZEM, INC.


                              By: /s/ Fred Nazem
                                  ----------------------------------
                                  Name: Fred Nazem


                              GENESIS HEALTH VENTURES, INC.

                              By: /s/ Ira C. Gubernick
                                  -------------------------------
                                  Name:  Ira C. Gubernick
                                  Title: Vice President,
                                         Chairman's Office
                                          and Secretary

          The foregoing provisions of this Agreement applicable to Sponsor Affiliates shall be binding upon and inure to the benefit of the undersigned.

                              Affiliates of The Cypress Group, L.L.C.

                              CYPRESS MERCHANT BANKING
                              PARTNERS, L.P.
                              By: Cypress Associates L.P.
                              By: The Cypress Group L.L.C.

                              By: /s/ Jamie L. Singleton
                                  --------------------------------
                                  Name: Jamie L. Singleton
                                  Title: Vice Chairman

                              CYPRESS OFFSHORE PARTNERS, L.P.
                              By: Cypress Associates L.P.
                              By: The Cypress Group L.L.C.

                              By: /s/ Jamie L. Singleton
                                  --------------------------------
                                  Name: Jamie L. Singleton
                                  Title: Vice Chairman

                              Affiliates of TPG PARTNERS II, L.P.

                              TPG PARALLEL II, L.P.
                              By: TPG GenPar II, L.P.
                              By: TPG Advisors II, Inc.

                              By: /s/ Jonathan Coslet
                                  --------------------------------
                                  Name: Jonathan Coslet
                                  Title: Partner


                              TPG INVESTORS II, L.P.
                              By: TPG GenPar II, L.P.
                              By: TPG Advisors II, Inc.

                              By: /s/ Jonathan Coslet
                                  --------------------------------
                                  Name: Jonathan Coslet
                                  Title: Partner


                              TPG MC COINVESTMENT, L.P.
                              By: TPG GenPar II, L.P.
                              By: TPG Advisors II, Inc.

                              By: /s/ Jonathan Coslet
                                  --------------------------------
                                  Name: Jonathan Coslet
                                  Title: Partner


                              Affiliate of Nazem

                              GENESIS ELDERCARE PORTFOLIO K. LP
                              By Healthworth Associates I, L.L.C.


                              By: /s/ Fred Nazem
                                  ----------------------------------
                                  Name: Fred Nazem

                                SCHEDULE 6.2(B)





There are currently options outstanding to purchase 6,264,532 shares of Genesis common stock.

                                  SCHEDULE 6.6


Medicare:
                  For each facility with a Medicare provider number, notice of a change of beneficial owners must be provided to HCFA within 15 days after the closing of the transaction.

I. California
         A.       Pharmacy
                  1.       Licensure
                           a. A change of permit is necessary, which requires that we:
                                    (1)     provide fingerprints and background
                                            materials for new Directors;
                                    (2)     identify 10% and greater
                                            stockholders;
                                    (3)     submit personal affidavit forms,
                                            individual financial affidavit forms
                                            and personnel forms for each new
                                            stockholder; and
                                    (4)     provide copies of stock certificates
                                            issued.
                  2.       DEA
                           a.       Registration may be required.

II. Colorado
         A.       Pharmacy
                  1.       Licensure
                           a. Licensure is necessary if 20% or more of stock is issued to a single entity. A letter was sent on 10/7/99 indicating our understanding that it is not a change of ownership. Licensure may be necessary depending on the Inspector's determination.
                  2.       DEA
                           a. A new permit will be necessary if State Board of Pharmacy requires re-licensure.

III.  Connecticut
         A.        Long Term Care Facilities
                  1.       Licensure
                           a. We must send certain documents after the transaction, as outlined in a letter from the Department.

IV. Delaware
         A.       Mobile X-ray
                  1.       Licensure
                           a.       Re-licensure may be required.
                  2.       Certificate of Need
                           a.       A new Certificate of Need may be required.

                  3.       Medicaid
                           a.       Re-certification may be required.

V. Kentucky
         A.       Pharmacy
                  1.       Licensure
                           a. If 20% or more of stock is issued to a single entity, it is considered a change of ownership. A letter was sent 10/7/99 indicating our understanding that this is not a change of ownership. Licensure may be necessary depending on the Director's determination.
                  2.       DEA
                           a. A new permit may be necessary if State Board of Pharmacy requires re-licensure.
         B.       Mobile X-Ray
                  1.       Licensure
                           a. A letter was sent to the State agency indicating our understanding that this is not a change of ownership. Licensure may be required depending on the agency's determination.

VI. Maryland
          A.      Outpatient Rehabilitation
                  1.       Medicaid
                           a. A letter was sent to the State agency on 9/22/99 indicating our understanding that this is not a change of ownership. Re-certification may be required depending on the agency's determination.
          B.      Physicians Services Outpatient Clinics
                  1.       Medicaid
                           a.       Re-certification may be required.

VII. Massachusetts
         A.       Long Term Care
                  1.       Licensure
                           a. The Division has confirmed that the issuing of GHV stock to the financial investors is not a change of ownership. If the Division fails to confirm that the sale of the financial investors' shares in ElderCare is not a change of ownership, licensure will be necessary.
                  2.       Certificate of Need
                           a. A letter was sent to the State agency on 9/27/99 indicating our understanding that this is not a change of ownership. A new Certificate of Need may be required depending on the agency's determination.

                  3.       Medicaid
                           a. Whether re-certification is required depends on licensing determination.
         B.       Outpatient Rehabilitation
                  1.       Licensure
                           a. The Division has confirmed that the issuing of GHV stock to the financial investors is not a change of ownership. If the Division fails to confirm that the sale of the financial investors' shares in ElderCare is not a change of ownership, licensure will be necessary.
                  2.       Certificate of Need
                           a. A letter was sent to the State agency on 9/28/99 indicating our understanding that this is not a change of ownership. A new Certificate of Need may be required depending on the agency's determination.
                  3.       Medicaid
                           a. Whether re-certification is required depends on licensing determination.
         C.       Physicians Services Outpatient Clinic
                  1.       Licensure
                           a. The Division has confirmed that the issuing of GHV stock to the financial investors is not a change of ownership. If the Division fails to confirm that the sale of the financial investors' shares in ElderCare is not a change of ownership, licensure will be necessary.
                  2.       Certificate of Need
                           a. A letter was sent to the State agency on 9/28/99 indicating our understanding that this is not a change of ownership. A new Certificate of Need may be required depending on the agency's determination.
                  3.       Medicaid
                           a. Whether re-certification is required depends on licensing determination.
         D.       Home Health
                  1.       Medicaid
                           a.       Re-certification may be required.

VIII. New Hampshire
         A.       Long Term Care Facilities
                  1.       Medicaid
                           a.       Post-closing notice required.
         B.       Assisted Living
                  1.       Medicaid
                           a.       Post-closing notice required.

         C.       Pharmacy
                  1.       Licensure
                           a. The Board reviewed our application and determined that the transaction is a change of ownership. The application will be on the 10/20/99 Board meeting agenda.
                  2.       DEA
                           a.       A new permit will be required.
         D.       Home Health
                  1.       Medicaid
                           a.       Post-closing notice is required.

IX. New Jersey
         A.       Long Term Care and Assisted Living
                  1.       Licensure
                           a.       A letter was sent to the New Jersey
                                    Department of Health and Human Services on
                                    10/4/99 indicating our understanding that this is not a change of ownership. Licensure may be required depending on the Department's determination.
         B.       Mobile X-ray
                  1.       Medicaid
                           a.       Re-certification may be required.
         C.       Pharmacy
                  1. Licensure
                           a. A letter was sent to the state agency indicating our understanding that this is not a change of ownership. Re-licensure may be required depending on the agency's determination.

X. Ohio
         A.       Mobile X-ray
                  1.       Licensure
                           a. A letter was sent to the State agency on 9/8/99 indicating our understanding that this is not a change of ownership. Licensure may be required depending on the agency's determination.
                  2.       Medicaid
                           a. A letter was sent to the State agency on 9/8/99 indicating our understanding that this is not a change of ownership. Re-certification may be required depending on the agency's determination.
                  3.       Pharmacy
                           a. A letter was sent to the State agency on 9/8/99 indicating our understanding that this is not a change of ownership. Re-certification may be required depending on the agency's determination.

XI.  Rhode Island
         A.       Long Term Care
                  1.       Licensure
                           a. A meeting with Department of Health and Ira Gubernick is scheduled for 10/12/99. Licensure may be required depending on the Department's determination.

XII. West Virginia
         A.       Long Term Care
                  1.       Licensure
                           a. A letter was sent to the Department on 9/9/99 indicating our understanding that this is not a change of ownership. Licensure may be required depending on the Department's determination.
                  2.       Certificate of Need
                           a. A letter was sent to the State agency on 9/27/99 indicating our understanding that this is not a change of ownership. A new Certificate of Need may be required depending on the agency's determination.
         B.       Personal Care
                  1.       Licensure
                           a. A letter was sent to the State agency on 9/9/99 indicating our understanding that this is not a change of ownership. Licensure may be required depending on the agency's determination.
                  2.       Certificate of Need
                           a. A letter was sent to the State agency on 9/27/99 indicating our understanding that this is not a change of ownership. A new Certificate of Need may be required depending on the agency's determination.
         C.       Mobile X-ray
                  1.       Licensure
                           a. A letter was sent to the State agency on 9/9/99 indicating our understanding that this is not a change of ownership. Licensure may be required depending on the agency's determination.
                  2.       Certificate of Need
                           a. Board will discuss whether it is a change of ownership at a meeting on 10/7/99. A new Certificate of Need may be required depending on the Board's determination.

XIII. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended
                  1. The expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

XIV. Bank Consent
                  1. Consents required under the Genesis Credit Agreement, the Multicare Credit Agreement and the Synthetic Lease Facility (as such term is defined in the Amended and Restated Stockholders Agreement).

                                  SCHEDULE 7.4



1. Consent of the limited partners of Cypress Merchant Banking Partners, L.P. and Cypress Offshore Partners, L.P.

2. Consents required under the Subordination Agreement, dated October 9, 1997, among Cypress, TPG, Nazem and Genesis.

                                                                     EXHIBIT A




               AMENDED AND RESTATED PUT/CALL AGREEMENT

                                Among

                      The Cypress Group L.L.C.,

                        TPG Partners II, L.P.,

                             Nazem, Inc.,

                     The Other Signatories Hereto

                                 And

                    Genesis Health Ventures, Inc.

                                Dated

                      [                ], 1999

               AMENDED AND RESTATED PUT/CALL AGREEMENT

     AMENDED and RESTATED PUT/CALL AGREEMENT, dated as of [                  ],
1999 (this "Agreement"), among The Cypress Group L.L.C., a Delaware limited liability company ("Cypress"), TPG Partners II, L.P., a Delaware limited partnership ("TPG"), Nazem, Inc., a Delaware corporation ("Nazem" and, together with Cypress and TPG, the "Sponsors"), the other signatories hereto, and Genesis Health Ventures, Inc., a Pennsylvania corporation ("Genesis").

                              WITNESSETH

     WHEREAS, Genesis and the Sponsors or their affiliated investment funds own all of the issued and outstanding common stock, par value $.01 per share (the "Common Stock") of Genesis ElderCare Corp., a Delaware corporation ("Parent").

     WHEREAS, on October 9, 1997, Genesis and the Sponsors entered into a Put/Call Agreement (the "Original Put/Call Agreement") related to the Common Stock.

     WHEREAS, the parties hereto desire to amend and restate the Original Put/Call Agreement.

     NOW, THEREFORE, in consideration of the mutual covenant and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:

                              ARTICLE I

                             DEFINITIONS

     Section 1.1 Certain Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the following meanings:

     "Affiliate" of any Person means any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.

     "Agreement" is defined in the preamble hereto.

     "Business Day" means any day other than a Saturday, Sun day or other day on which commercial banks in the City of New York are authorized or required by laws to close.

     "Call Option" means the collective reference to the options granted pursuant to Section 2.1.

     "Call Optionee" means each Person who is or becomes a signatory hereto if such Person owns Common Stock subject to the Call Option on the Notification Date.

     "Call Option Exercise Price" is defined in Section 2.1(a).

     "Common Stock" is defined in the recitals hereto.

     "Common Stock Transferee" means each Person other than an Affiliate of Genesis who acquires shares of Common Stock from a Sponsor or an Affiliate of a Sponsor or any other Common
Stock Transferee.

     "Cypress" is defined in the preamble hereto.

     "Exercise Date" means the date specified for the closing of the exercise of the Call Option, as set forth in a notice given pursuant to Section 2.1(b).

     "Genesis" is defined in the preamble hereto.

     "Nazem" is defined in the preamble hereto.

     "Notification Date" means the date notification is given by Genesis under the Call Option in accordance with Section 2.1(b).

     "Parent" is defined in the recitals hereto.

     "Person" means any individual, corporation, partnership, joint venture, trust, business, unincorporated organization or other entity.

     "Sponsors" is defined in the preamble hereto.

     "Stockholders Agreement" means the Stockholders Agreement, dated October 9, 1997, among Cypress, Genesis, Nazem, Parent, and TPG, as amended.

     "TPG" is defined in the preamble hereto.

                              ARTICLE II

                             CALL OPTION

     Section 2.1 Call Option

     (a) On the terms and subject to the conditions set forth herein, each Sponsor, each Affiliate of a Sponsor owning Common Stock, and each Common Stock Transferee hereby grants to Genesis an irrevocable option exercisable beginning on the date hereof and ending on the tenth anniversary of the date hereof, to purchase (and, upon exercise of such Call Option in accordance herewith, each such Person irrevocably agrees to sell to Genesis), all, but not less than all, of the Common Stock owned by such Person on the Notification Date; provided, that Genesis shall be entitled to exercise the Call Option with respect to shares owned by any Call Optionee on the Notification Date only if Genesis shall exercise the Call Option with respect to shares of Common Stock owned by each other Call Optionee on the Notification Date. The aggregate purchase price with respect to all the shares of Common Stock subject to the Call Option shall be equal to Two Million Dollars, subject to adjustment pursuant to Section 5.1(c) (the "Call Option Exercise Price"). The Call Option Exercise Price shall be paid in cash. The consideration to be paid for each share of Common Stock shall equal the Call Option Exercise Price divided by the aggregate number of shares of Common Stock subject to the Call Option on the Exercise Date.

     (b) Genesis shall give each Call Optionee written notice of exercise of the Call Option no less than 60 days prior to the Business Day specified in such notice for exercise of the Call Option. A notice of exercise of the Call Option shall irrevocably commit Genesis and each Call Optionee to the purchase and sale of the Common Stock in accordance with the Call Option. The closing of the Call Option shall take place as provided in Article III.

                             ARTICLE III

                               CLOSING

     Section 3.1 Payment of the Option Price. The closing of the purchase of Common Stock pursuant to the exercise of the Call Option as provided in Section
2.1 shall take place on the Exercise Date. At the closing, Genesis shall deliver cash in immediately available funds to, or upon the order of, each Call Optionee against delivery of certificates representing the shares of Common Stock sold by such Call Optionee, duly endorsed in blank or accompanied by duly executed stock powers.

     Section 3.2 Time and Place of Closing. The closing of the purchase of the Common Stock shall be held at the offices of Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, Pennsylvania, 19103 on the Exercise Date.

                              ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES

     Section 4.1 Representations and Warranties of the Parties. Each of Cypress, TPG, Nazem and Genesis represents and warrants as follows:

     (a) This Agreement has been duly executed and delivered by such Person and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with the terms hereof except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity; and

     (b) The execution and delivery of this Agreement by such Person does not, and the performance by it and its Affiliates of its and their obligations under this Agreement will not, violate, conflict with or constitute a breach of, or a default under, any material agreement, indenture or instrument to which such Person is a party or which is binding on such Person, and will not result in the creation of any lien on, or security interest in, any of the assets of such Person.

     Section 4.2 Representations and Warranties of Genesis. Genesis represents and warrants to the Sponsors as follows:

     (a) No consent, approval or authorization of, or filing, registration or qualification with, any court, governmental, administrative or judicial authority or regulatory body is required on the part of Genesis for the execution, delivery and performance of this Agreement.

     (b) As of the Exercise Date there will be no action or proceeding or investigation pending or, to the best knowledge of Genesis, threatened against Genesis or any of its subsidiaries which, if determined adversely could adversely affect the consummation of the transactions contemplated by this Agreement. There are no actions or proceedings challenging or seeking to restrain, materially limit or prohibit the consummation of the transactions contemplated hereby.

     (c) No state takeover statute or similar statute or regulation applies, purports to apply or will, following the occurrence of any event contemplated hereby or otherwise, apply to the transactions contemplated by this Agreement.

     Section 4.3 Representations and Warranties of the Sponsors. Each of the Sponsors represents and warrants to Genesis as follows:

     (a) On the Exercise Date, such Person and its Affiliates, if any, owing Common Stock will have good and valid title to the shares of Common Stock owned by it, free and clear of all liens, encumbrances, equities and claims (other than the Call Option).

     (b) No consent, approval or authorization of, or filing, registration or qualification with, any court, governmental, administrative or judicial authority or regulatory body will be, as of the Exercise Date, required on the part of such Person or any of its Affiliates owning Common Stock for the valid sale and delivery of the Common Stock then owned by such Person or any of its Affiliates to Genesis as contemplated herein.

                              ARTICLE V

                        ADDITIONAL AGREEMENTS

     Section 5.1 Further Assurances.

     (a) Subject to the terms and conditions hereof, Genesis and each Person then subject to the Call Option agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, reasonably promptly the transactions contemplated by this Agreement.

     (b) Promptly following the Notification Date, Genesis and each Person then subject to the Call Option shall prepare and file all applications and other notices required in connection with, and use their best efforts to obtain promptly and comply with all conditions contained in, all necessary regulatory approvals and any other consent, approval or other actions by, or notice to or registration or filing with, any governmental or administrative agency or authority required or necessary to be made, obtained or complied with, as the case may be, by any such Person in connection with the performance of the transactions contemplated by this Agreement, including without limitation any premerger notifications pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"). Genesis agrees (i) to enter into with the Federal Trade Commission and/or the Department of Justice such decrees, consent orders and/or hold separate undertakings, and (ii) to effectuate any divestitures, in each case involving assets or operations of either Parent or Genesis or its Affiliates or both, as may be necessary in order to enable Genesis to purchase, as soon as practicable following the Notification Date and in any event no later than the Exercise Date, the Common Stock subject to the Call Option.

     (c) Genesis agrees to pay the Call Optionees' reasonable expenses (including attorney fees) in connection with the transactions contemplated by this agreement. Genesis shall be permitted to deduct, up to a maximum aggregate amount of $200,000, the reasonable expenses paid pursuant to this Section 5.1(c) from the Call Option Exercise Price upon exercise of the Call.

                              ARTICLE VI

                            MISCELLANEOUS

     Section 6.1 Notices

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or by telecopier (with a confirmed receipt thereof), and on the next Business Day when sent by overnight courier service, to any Common Stock Transferee at the address of such Person, set forth on the Joinder hereto executed by such Person (the form of which is attached hereto as Exhibit "A") pursuant to the Stockholders Agreement or to Cypress, TPG, Genesis or Nazem at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  if to Cypress, to:

               The Cypress Group L.L.C.
               65 East 55th Street - 19th Floor
               New York, NY 10022
               Attention: William L. Spiegel
               Telecopier: (212) 705-0199

               with a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, NY 10017
               Attention: William E. Curbow, Esquire
               Telecopier: (212) 455-2502

          (b)  if to TPG, to:

               TPG Partners II, L.P.
               201 Main Street - Suite 2420
               Fort Worth, TX 76102
               Attention: Karl I. Peterson
               Telecopier: (817) 871-4010
               with a copy to:

               Cleary, Gottlieb, Steen & Hamilton
               One Liberty Plaza
               New York, NY 10006
               Attention: Paul J. Shim, Esquire
               Telecopier: (212) 225-3999


          (c)  if to Genesis, to:

               Genesis Health Ventures, Inc.
               101 East State Street
               Kennett Square, PA 19348
               Attention: Ira C. Gubernick, Esquire
               Telecopier: (610) 444-3365

               with a copy to:

               Blank Rome Comisky & McCauley LLP
               One Logan Square
               Philadelphia, PA 19103
               Attention: Stephen Luongo, Esquire
               Telecopier: (215) 569-5555

          (d)  if to Nazem, to:

               Nazem, Inc.
               645 Madison Avenue
               New York, NY 10022
               Attention: Fred Nazem
               Telecopier: (212) 371-2150

               with a copy to:

               Bartoma Corporation, N.V.
               Fokkerweg 26 - Suite 12
               Curacao, Netherlands Antilles
               Attention: Marleen Janssen
               Telecopier:  5999-465-39-07

     Section 6.2 Severability. In the event any provision hereof is held void or unenforceable by any court, then such provision shall be severable and shall not affect the remaining provisions hereof.

     Section 6.3 Entire Agreement. This Agreement (including the documents and instruments referred to herein) embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties, or between any of them, with respect to the subject matter hereof and thereof.

     Section 6.4 Amendment and Modification. This Agreement may be amended, modified or supplemented only by a written agreement signed by Genesis and each other Person then subject to the Call Option. Any waiver or failure to insist upon strict compliance with any obligation, agreement or condition herein shall not operate as a waiver of, or estoppel with respect to, any such subsequent or other failure.

          Section 6.5 Assignment; Binding on Transferees. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Cypress and TPG may assign any of their rights and obligations hereunder to any of their respective Affiliates owning capital stock of Parent. Neither Genesis nor Nazem may assign any of its rights and obligations hereunder to any Person without the written consent of Cypress and TPG, acting jointly, which consent shall not be unreasonably withheld. Notwithstanding the foregoing provision, Genesis may assign any of its rights and obligations hereunder to any of its Affiliates and may assign its rights hereunder pursuant to any security agreement or pledge agreement entered into for the benefit of its senior lenders without the written consent of Cypress and TPG.

     Section 6.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.

     Section 6.7 Headings. This article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 6.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.9 Specific Performance; Remedies. The parties hereto each acknowledge that, in view of the uniqueness of the transactions contemplated hereby, the other parties would not have an adequate remedy at law for money damages if this Agreement has not been performed in accordance with its terms. Each party therefore agrees that the other parties shall be entitled to specific performance of the terms hereof. Any such remedy shall be in addition to any other remedy that may be available at law or in equity.

     Section 6.10 Submission to Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably submits in any legal action or proceeding relating to or arising out of this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the jurisdiction of the United States District Court for the Southern District of New York, and appellate courts thereof. Each of the parties hereto further: (i) consent that any such action or proceeding may be brought in such court and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (ii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 6.1 or at such other address of which such party shall have given notice pursuant thereto; and (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     Section 6.11 WAIVERS OF ANY JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

                              THE CYPRESS GROUP L.L.C.



                              By:___________________________________________


                              Name:_________________________________________


                              Title:________________________________________




                              TPG PARTNERS II, L.P.
                              By:  TPG GenPar II, L.P.
                              By:  TPG Advisors II, Inc.




                              By:___________________________________________


                              Name:_________________________________________


                              Title:________________________________________



                 [SIGNATURES CONTINUED ON NEXT PAGE]

                              NAZEM, INC.



                              By:___________________________________________


                              Name:_________________________________________


                              Title:________________________________________




                              GENESIS HEALTH VENTURES, INC.




                              By:___________________________________________


                              Name:_________________________________________


                              Title:________________________________________

     The foregoing provisions of this Agreement applicable to Affiliates of Sponsors owning Common Stock shall be binding upon and inure to the benefit of the undersigned.

                              Affiliates of The Cypress Group L.L.C.

                              CYPRESS MERCHANT BANKING PARTNERS L.P.
                              By:  Cypress Associates L.P.
                              By:  The Cypress Group L.L.C.



                              By:___________________________________________


                              Name:_________________________________________


                              Title:________________________________________




                              CYPRESS OFFSHORE PARTNERS L.P.
                              By:  Cypress Associates L.P.
                              By:  The Cypress Group L.L.C.




                              By:___________________________________________


                              Name:_________________________________________


                              Title:________________________________________




                              Affiliates of TPG Partners II, L.P.

                              TPG PARALLEL II, L.P.
                              By:  TPG GenPar II, L.P.
                              By:  TPG Advisors II, Inc.




                              By:___________________________________________


                              Name:_________________________________________


                              Title:________________________________________


                 [SIGNATURES CONTINUED ON NEXT PAGE]

                              TPG INVESTORS II, L.P.
                              By:  TPG GenPar II, L.P.
                              By:  TPG Advisors II, Inc.



                              By:___________________________________________


                              Name:_________________________________________


                              Title:________________________________________




                              TPG MC COINVESTMENT L.P.
                              By:  TPG GenPar II, L.P.
                              By:  TPG Advisors II, Inc.




                              By:___________________________________________


                              Name:_________________________________________


                              Title:________________________________________




                              Affiliate of Nazem

                              Genesis ElderCare Portfolio K, LP
                              By: Healthworth Associates I, L.L.C.




                              By:___________________________________________


                              Name:_________________________________________


                              Title:________________________________________

EXHIBIT A

                                     Joinder


     The undersigned hereby agrees that the provisions of the Amended and Restated Put/Call Agreement attached hereto applicable to Common Stock Transferees, Call Optionees or Persons subject to the Call Option shall be binding on, and inure to the benefit of, the undersigned in accordance with the terms thereof.

     The address for notices or other communications to the undersigned under the Amended and Restated Put/Call Agreement is:

                               [                 ]
                               [                 ]
                               [                 ]
                                   Attention:
                                   Telecopier:

                               [                 ]
                             ______________________
                             Title:

                                                             EXHIBIT B

                          GENESIS HEALTH VENTURES, INC.

                  CERTIFICATE OF DESIGNATION OF SERIES H SENIOR
              CONVERTIBLE PARTICIPATING CUMULATIVE PREFERRED STOCK

     Genesis Health Ventures, Inc. (hereinafter referred to as the "Company"), a corporation organized and existing under the Pennsylvania Business Corporation Law of 1988, as amended (the "Pennsylvania Law"), in accordance with the provisions thereof, does HEREBY CERTIFY:

     That, pursuant to authority expressly granted to and vested in the Board of Directors of the Company (the "Board of Directors") by the provisions of Article 6 of the Amended and Restated Articles of Incorporation of the Company (the "Articles") and the provisions of Sections 1521 and 1522 of the Pennsylvania Law, the Board of Directors hereby creates a series of the Company's previously authorized preferred stock, par value $.01 per share (the "Preferred Stock"), and determines the designation and number of shares which constitute such series and the relative rights, preferences and limitations of such series as follows:

                           SERIES H SENIOR CONVERTIBLE
                    PARTICIPATING CUMULATIVE PREFERRED STOCK

     Section 1. Designation and Amount.

     The shares of such series shall be designated as "Series H Senior Convertible Participating Cumulative Preferred Stock" (the "Series H Preferred Stock"), and the number of shares constituting the Series H Preferred Stock shall be [_______]; provided, that the number of shares constituting the Series H Preferred Stock shall be increased from time to time as necessary for the issuance of additional shares of Series H Preferred Stock upon exchange of the Company's Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock (the "Series I Preferred Stock") in accordance with the terms thereof. Capitalized terms used without previous definition herein are defined in Section 10 hereof.

     Section 2. Rank.

     The Series H Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank senior to all classes of common stock of the Company, each series of preferred stock of the Company outstanding on the Issue Date and each other class of Capital Stock and series of preferred stock of the Company hereafter created which does not expressly provide that it ranks senior to or on a parity with the Series H Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively, the "Junior Securities"). The Series H Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank on a parity with the Series I Preferred Stock and each other series of preferred stock of the Company hereafter created which expressly provides that it ranks on a parity with the Series H Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively, the "Parity Securities"); provided, that any such securities not issued in accordance with Section 4(c) hereof shall be deemed to be Junior Securities. The Series H Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank junior to each series of preferred stock of the Company hereafter created which expressly provides that it ranks senior to the Series H Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively, the "Senior Securities"); provided, that any such securities not issued in accordance with Section 4(c) hereof shall be deemed to be Junior Securities.

     Section 3. Dividends.

     (a) The holders of shares of Series H Preferred Stock shall be entitled to receive with respect to each share of Series H Preferred Stock, when, as and if declared by the Board of Directors, out of the assets of the Company legally available therefor, cumulative preferential dividends for each Dividend Period calculated based on the then effective Liquidation Preference per share at the rate per annum equal to the greater of (i) the Common Equivalent Rate with respect to such Dividend Period and (ii) the Accrual Rate.

     (b) Prior to [ ], 2004, dividends (including accrued and unpaid dividends) shall be payable in shares of Series I Preferred Stock. On and after [ ], 2004, dividends (including accrued and unpaid dividends) shall be payable in cash; provided, that such dividends shall be payable in shares of Series I Preferred Stock to the extent that the terms of the Company's then existing indebtedness under bank credit facilities or Public Debt prohibits the payments of such dividends in cash. The number of shares of Series I Preferred Stock to be issued in circumstances when dividends are paid with shares of Series I Preferred Stock shall equal the amount of the dividend to be paid in shares of Series I Preferred Stock divided by the then effective Liquidation Preference per share of the Series I Preferred Stock, rounded down to the nearest full share after taking into account all shares of Series H Preferred Stock owned by the holder thereof. All shares of Series I Preferred Stock issued as a dividend on the Series H Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     (c) Dividends shall be payable in arrears on each March 31, June 30, September 30 and December 31, unless such day is not a Business Day, in which event such dividends shall be payable on the next succeeding Business Day (each such date being hereinafter referred to as a "Dividend Payment Date"), commencing on the first Dividend Payment Date in respect of a share of Series H Preferred Stock which is at least seven days after the issuance thereof. For shares of Series H Preferred Stock issued on _________, 1999 (the "Issue Date"), the first dividend payment shall be for the period from and including the Issue Date to but excluding the date of the first Dividend Payment Date, and each dividend payment thereafter shall be for the period from and including the most recent Dividend Payment Date to but excluding the first Dividend Payment Date thereafter. For shares of Series H Preferred Stock issued subsequent to the Issue Date, the first dividend payment shall be for the period from and including the date of issuance thereof to but excluding the date of the first Dividend Payment Date thereafter, and each dividend payment thereafter shall be for the period from and including the most recent Dividend Payment Date to but excluding the first Dividend Payment Date thereafter. Each quarterly period beginning on January 1, April 1, July 1 and October 1 in each year and ending on and including the day next preceding the first day of the next such quarterly period shall be a "Dividend Period". The amount of dividends payable for each full Dividend Period shall be computed by dividing the annual dividend rate by four. Dividends (or amounts equal to accrued and unpaid dividends) payable on Series H Preferred Stock for any period less than a full quarterly Dividend Period will be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period less than one month. The record date for determination of holders of Series H Preferred Stock entitled to receive payment of a dividend or distribution declared thereon shall be, with respect to the dividend payable on March 31, June 30, September 30 and December 31 of each year, the preceding March 1, June 1, September 1 and December 1, respectively, or such other record date as shall be fixed by the Board of

Directors which record date shall be no less than 30 and no more than 60 calendar days prior to the date fixed for the payment thereof. Dividends and distributions shall be payable to holders of record as they shall appear on the records of the Company on the applicable record date. Dividends on account of arrears for any particular Dividend Period in which dividends were not paid on the applicable Dividend Payment Date (including as a result of the rounding down of the number of shares of Series I Preferred Stock issuable in the payment of dividends as provided above in Section 3(b)) shall be added to the then effective Liquidation Preference on the relevant Dividend Payment Date. Any amounts so added to the then effective Liquidation Preference shall be subject to reduction as provided below in Section 3(d).

     (d) An amount equal to accrued and unpaid dividends for any past Dividend Period may be declared and paid (in shares of Series I Preferred Stock or in cash as provided above in Section 3(b)) on any subsequent Dividend Payment Date to all holders of record on the record date relating to such subsequent Dividend Payment Date. Each such payment shall automatically reduce the then effective Liquidation Preference per share by an amount equal to the aggregate amount of such payment divided by the number of shares of Series H Preferred Stock outstanding on the record date relating to such subsequent Dividend Payment Date; provided, however, that the Liquidation Preference shall not be reduced below $10,000 per share.

     (e) Dividends on the Series H Preferred Stock will accrue, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared, on a daily basis. Dividends will cease to accrue in respect of Series H Preferred Stock on the date of the conversion or redemption thereof.

     (f) Dividends paid on the shares of Series H Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding, and any remainder not paid as provided above shall be added to the Liquidation Preference as provided above in Section 3(c).

     (g) As long as any Series H Preferred Stock is outstanding, no dividends or other distributions (other than dividends or other distributions payable in shares of, or warrants, rights or options exerciseable for or convertible into shares of, Junior Securities and cash in lieu of fractional shares of such Junior Securities in connection with any such dividends) will be paid on any Junior Securities unless: (i) full cumulative dividends on all outstanding shares of Parity Securities and Series H Preferred Stock have been paid, or declared and set aside for payment, for all Dividend Periods terminating on or prior to the payment date of such dividend or distribution and for the current Dividend Period; (ii) the Company has paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all purchase, retirement and sinking funds, if any, for any outstanding shares of Parity Securities; and (iii) the Company is not in default of any of its obligations to redeem any outstanding shares of Parity Securities or Series H Preferred Stock.

     (h) As long as any Series H Preferred Stock is outstanding, no shares of any Junior Securities may be purchased, redeemed or otherwise acquired by the Company or any of its subsidiaries (except in connection with a reclassification or exchange of any Junior Securities through the issuance of shares of, or warrants, rights or options exerciseable for or convertible into shares of, other Junior Securities (and cash in lieu of fractional shares of such Junior Securities in connection therewith) or the purchase, redemption or other acquisition of any Junior Securities with any shares of, or warrants, rights or options exerciseable for or convertible into shares of, other Junior Securities

(and cash in lieu of fractional shares of such Junior Securities in connection therewith)), nor may any funds be set aside or made available for any sinking fund for the purchase or redemption of any Junior Securities.

     (i) As long as any Series H Preferred Stock is outstanding, no dividends or other distributions (other than dividends or other distributions payable in shares of, or warrants, rights or options exercisable for or convertible into shares of, Junior Securities and cash in lieu of fractional shares of such Junior Securities in connection with any such dividends) will be paid on any Parity Securities unless such dividends or other distributions are declared and paid pro rata so that the amounts of any such dividends or other distributions declared and paid per share on outstanding Series H Preferred Stock and each other share of such Parity Securities will in all cases bear to each other the same ratio that the then effective Liquidation Preference per share of outstanding Series H Preferred Stock and the liquidation preference per share of such other outstanding shares of Parity Securities bear to each other.

     (j) As long as any Series H Preferred Stock is outstanding, no shares of any Parity Securities may be purchased, redeemed or otherwise acquired by the Company or any of its subsidiaries (except with shares of, or warrants, rights or options exercisable for or convertible into shares of, Junior Securities and cash in lieu of fractional shares of such Junior Securities in connection therewith) unless the Series H Preferred Stock and such Parity Securities are purchased, redeemed or otherwise acquired pro rata so that the Fair Market Value of the consideration applied to the purchase, redemption or other acquisition of each share of Series H Preferred Stock and each other share of such Parity Securities will in all cases bear to each other the same ratio that the then effective Liquidation Preference per share of outstanding Series H Preferred Stock and the liquidation preference per share of such other outstanding shares of Parity Securities bear to each other.

     (k) Subject to the provisions described above, such dividends or other distributions (payable in cash, property or Junior Securities) as may be determined from time to time by the Board of Directors may be declared and paid on the shares of any Junior Securities and/or Parity Securities and from time to time Junior Securities and/or Parity Securities may be purchased, redeemed or otherwise acquired by the Company or any of its subsidiaries. In the event of the declaration and payment of any such dividends or other distributions, the holders of such Junior Securities and/or Parity Securities, as the case may be, will be entitled, to the exclusion of holders of any outstanding Series H Preferred Stock, to share therein according to their respective interests.

Section 4. Voting Rights.

     (a) The holders of the Series H Preferred Stock (in addition to their rights set forth in this Section 4 and otherwise provided by law) shall be entitled to such number of votes for each share held as equals the number of shares of Voting Common Stock into which such shares are convertible on the record date set for determining who is entitled to vote a particular matter and shall vote together with the holders of the Company's Voting Common Stock (and any other class or series of Capital Stock, if any, similarly entitled to vote), as a single class, on all matters to be voted on by holders of the Company's Voting Common Stock. In addition to such voting rights, holders of the Series H Preferred Stock shall be entitled to vote as a separate class on matters as to which the Pennsylvania Law requires a separate class vote of the Series H Preferred Stock and shall have such other voting rights as are set forth in this
Section 4.

     (b) If and whenever at any time (i) the Company shall be in default of any of its obligations to redeem any outstanding shares of Series H Preferred Stock or (ii) dividends payable in cash on shares of Series H Preferred Stock as provided in Section 3(b) (i.e., dividends payable on and after [ ], 2004 to the extent that the terms of the Company's then existing indebtedness under bank credit facilities or Public Debt do not prohibit the payment of such dividends in cash) have not been paid in full in cash for four consecutive fiscal quarters, thereafter and until, in the case of clause (i), the Company shall have fulfilled its redemption obligations and, in the case of clause (ii), until all accrued and unpaid dividends payable in cash as provided in Section 3(b) (i.e., dividends payable on and after [ ], 2004 to the extent that the terms of the Company's then existing indebtedness under bank credit facilities or Public Debt do not prohibit the payment of such dividends in cash), whether or not declared, on the outstanding shares of Series H Preferred Stock shall have been paid in full in cash or declared and cash set apart for the payment thereof, the number of directors then constituting the Board of Directors shall be increased by two and the holders of shares of Series H Preferred Stock and, to the extent that the Series I Preferred Stock is entitled to participate in the election of additional directors pursuant to Section 4(b) of the Certificate of Designations relating to the Series I Preferred Stock, Series I Preferred Stock, voting as a single class, shall be entitled to elect the two additional directors to serve on the Board of Directors by majority vote at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series H Preferred Stock and Series I Preferred Stock called as hereinafter provided. The remaining directors of the Company shall be elected by the classes of stock entitled to vote therefor, voting together, including the Series H Preferred Stock, at each meeting of shareholders held for the purpose of electing directors, all in accordance with the terms and procedures set forth in the Company's Articles and By-Laws. At no time shall the holders of the Series H Preferred Stock and Series I Preferred Stock be entitled to elect more than two additional directors pursuant to this Section 4(b) and Section 4(b) of the Certificate of Designations relating to the Series I Preferred Stock. Whenever, in the case of clause (i), the Company shall have fulfilled its redemption obligation and, in the case of clause (ii), all accrued and unpaid dividends payable in cash as provided in Section 3(b) (i.e., dividends payable on and after [ ], 2004 to the extent that the terms of the Company's then existing indebtedness under bank credit facilities or Public Debt do not prohibit the payment of such dividends in cash), whether or not declared, on the outstanding shares of Series H Preferred Stock shall have been paid in full in cash or declared and cash set apart for the payment thereof, then subject to any right to elect additional directors pursuant to Section 4(b) of the Certificate of Designations relating to Series I Preferred Stock the right of the holders of the Series H Preferred Stock and Series I Preferred Stock to elect such additional directors pursuant to this Section 4(b) shall cease and the term of office of any person elected as director by the holders of the Series H Preferred Stock and Series I Preferred Stock shall forthwith terminate and the number of directors comprising the Board of Directors shall be reduced accordingly. At any time after voting power to elect a director shall have become vested and be continuing in the holders of Series H Preferred Stock and Series I Preferred Stock pursuant to this Section 4(b) or if a vacancy shall exist in the office of a director elected by the holders of Series H Preferred Stock and Series I Preferred Stock, a proper officer of the Company may, and upon the written request of the holders of record of at least twenty-five percent (25%) of the shares of Series H Preferred Stock and Series I Preferred Stock then outstanding addressed to the Secretary of the Company shall, call a special meeting of the holders of Series H Preferred Stock and Series I

Preferred Stock, for the purpose of electing the directors which such holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of written request upon the Secretary of the Company, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of at least twenty-five percent (25%) of the outstanding shares of Series H Preferred Stock and Series I Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meeting of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Series H Preferred Stock or Series I Preferred Stock so designated shall have, and the Company shall provide, access to the lists of stockholders to be called pursuant to the provisions hereof.

     (c) So long as any shares of Series H Preferred Stock are outstanding, subject to the applicable provisions of the Pennsylvania Law, the Company shall not, without consent of the holders of at least a majority of the number of shares of Series H Preferred Stock and Series I Preferred Stock at the time outstanding, voting as a class given in person or by proxy, either in writing or by vote at a special meeting called for the purpose:

          (i) increase the number of shares of authorized Series H Preferred Stock or Series I Preferred Stock or issue any additional shares of Series H Preferred Stock or Series I Preferred Stock, other than as contemplated by the terms of the Series H Preferred Stock or the Series I Preferred Stock;

          (ii) amend or modify the relative rights, preferences and limitations of the Series H Preferred Stock or Series I Preferred Stock or amend, alter or repeal any of the provisions of the Company's Articles or By-Laws (including by merger or similar transaction or otherwise) so as to eliminate the Series H Preferred Stock or Series I Preferred Stock or otherwise affect adversely the relative rights, preferences and limitations of the Series H Preferred Stock or Series I Preferred Stock;

          (iii) other than the Series I Preferred Stock and the Series H Preferred Stock, create, authorize, issue or permit to exist any class of Capital Stock or series of preferred stock that ranks senior to or on a parity with the Series H Preferred Stock (other than preferred stock with an aggregate liquidation preference and accrued and unpaid dividends not exceeding $75 million at any time outstanding ranking on a parity with the Series H Preferred Stock with respect to dividend rights and rights on liquidation, winding-up and dissolution) with respect to dividend rights and/or rights on liquidation, winding-up or dissolution, or reclassify any class or series of any Junior Securities into, or authorize any securities exchangeable for, convertible into or evidencing the right to purchase any such class or series; or

          (iv) enter into any transaction or series of transactions which would constitute a Change of Control (as defined below) or engage in any transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934, as amended, except in a transaction in which each share of Series H Preferred Stock is converted into or exchanged for the right to receive cash consideration in an amount that is at least equal to the greater of
     (x) 101% of the then effective Liquidation Preference plus accrued and unpaid dividends from and including the most recent Dividend Payment Date and (y) the Fair Market Value of the consideration the holder of such share of Series H Preferred Stock would be entitled to receive in respect of such share if such holder were to convert such share into the Company's Voting Common Stock as provided in Section 6 immediately prior to the effective time of the transaction. For purposes of this clause (iv), a "Change of Control" shall occur at any time that (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) (but not including, for purposes of this clause (i), TPG, Cypress and any investment funds under common control with TPG or Cypress, individually and in the aggregate), in a single transaction or through a series of related transactions, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 50% of the total Voting Stock of the Company; (ii) the Company consolidates or merges with or into another corporation or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates or mergers with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities not issued in violation of Section 4(c) or other property, other than any such transaction where (A) the outstanding Voting Stock of the Company is changed into or exchanged for (x) Voting Stock of the surviving corporation which is not Redeemable Capital Stock or (y) cash, securities or other property in an amount which, if there is Public Debt outstanding at the time of such transaction, could be paid under the terms of such Public Debt and (B) the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than 50% of the Voting Stock of the surviving corporation immediately after such transaction; (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of at least 662/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (iv) the Company is liquidated or dissolved or adopts a plan of liquidation.

     Section 5. Redemption.

     (a) The Company shall not have the right to redeem the Series H Preferred Stock prior to the third anniversary of the Issue Date. Thereafter and prior to the fifth anniversary of the Issue Date, the Company shall have the right to redeem the Series H Preferred Stock, in whole but not in part, at a redemption price per share in cash equal to the then effective Liquidation Preference plus accrued and unpaid dividends for the period from and including the most recent Dividend Payment Date through and including the date of redemption if the Market Value of the Company's Voting Common Stock ending on the date of the Redemption Notice exceeds 135% of the Conversion Price then in effect. On and after the fifth anniversary of the Issue Date and prior to the twelfth anniversary of the Issue Date, the Company shall have the right to redeem the Series H Preferred Stock, in whole but not in part, at the redemption price per share in cash set forth below (expressed as a percentage of the sum of the then effective Liquidation Preference plus accrued and unpaid dividends for the period from and including the most recent Dividend Payment Date through and including the date of redemption), if redeemed during the twelve-month period beginning on the anniversary of the Issue Date in the years indicated below:

                      Year               Percentage
                      ----               ----------

            2004 ....................     103.500%

            2005 ....................      102.333

            2006 ....................      101.167

            2007 and thereafter .....      100.000

     (b) To the extent that the Company shall have funds legally available for such payment, on the twelfth anniversary of the Issue Date (and to the extent that the Company does not then have funds legally available, as soon thereafter as the Company shall have funds legally available), the Company shall redeem all outstanding shares of the Series H Preferred Stock, if any, at a redemption price per share in cash equal to the then effective Liquidation Preference plus accrued and unpaid dividends for the period from and including the most recent Dividend Payment Date through and including the date of redemption.

     (c) A notice of the Company's intent to redeem the Series H Preferred Stock (the "Redemption Notice") shall be sent by or on behalf of the Company, by first class mail, postage prepaid, to holders of record at their respective addresses as they shall appear on the records of the Company, not less than 30 days nor more than 120 days prior to the date fixed for redemption,

          (i) notifying such holders of the election of the Company to redeem such shares and of the date fixed for redemption;

          (ii) stating that the Series H Preferred Stock may be converted until the close of business on the Business Day prior to the date of redemption by surrendering to the Company or its transfer agent for the Series H Preferred Stock the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted, and stating the name and address of the transfer agent for the Series H Preferred Stock, if any;

          (iii) stating the place or places at which the shares called for redemption shall, upon presentation and surrender of the certificates evidencing such shares, be redeemed, and the redemption price to be paid therefor;

          (iv) stating that dividends shall cease to accrue on the date of redemption unless the Company defaults in the payment of the redemption price; and

          (v) stating the name and address of the Redemption Agent.

     (d) The Company shall appoint one or more Redemption Agents. Following such appointment and prior to any redemption, the Company shall deliver to the Redemption Agent irrevocable written instructions authorizing the Redemption Agent, on behalf and at the expense of the Company, to cause the Redemption Notice to be duly mailed as soon as practicable after receipt of such irrevocable instructions and in accordance with the above provisions. All funds necessary for the redemption shall be deposited with the Redemption Agent in trust at least two Business Days prior to the date fixed for redemption, for the pro rata benefit of the holders of the Series H Preferred Stock, so as to be and continue to be available therefor. Neither failure to mail any such Redemption Notice, nor any defect in any Redemption Notice to one or more such holders shall affect the sufficiency of the proceedings for redemption as to other holders.

     (e) If a Redemption Notice shall have been given as hereinbefore provided, then each holder of Series H Preferred Stock shall be entitled to all relative rights, preferences and limitations accorded to holders of the Series H Preferred Stock until and including the date of redemption. Provided that the Company shall have complied with its obligations pursuant to Sections 5(c) and 5(d), from and after the date of redemption, Series H Preferred Stock shall no longer be deemed to be outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefor, to receive amounts to be paid hereunder.

     (f) The deposit of monies in trust with the Redemption Agent shall be irrevocable except that the Company shall be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of the shares redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Company and unclaimed by the holders of the Series H Preferred Stock entitled thereto at the expiration of two years from the date of redemption shall be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Company shall look only to the Company for such payment, without interest.

     Section 6. Conversion Rights.

     (a) Subject to and upon compliance with the provisions of this Section 6, the holder of any share of Series H Preferred Stock shall have the right at such holder's option to convert such share of Series H Preferred Stock into fully paid and nonassessable shares of Voting Common Stock, in each case, at the Conversion Price in effect on the date of conversion. If the Series H Preferred Stock has been called for redemption, such right of conversion shall terminate at the close of business on the second Business Day prior to the date fixed for redemption; provided, that such right of conversion shall be reinstated if and for so long as the Company shall be in default of its obligations under Section 5(d).

     (b) Each share of Series H Preferred Stock shall be converted into a number of shares of Voting Common Stock determined by dividing (i) the sum of the Liquidation Preference on the date of conversion plus accrued and unpaid dividends for the period from and including the most recent Dividend Payment Date through and including the date of conversion by (ii) the Conversion Price in effect on the date of conversion.

     (c) The holder of any shares of Series H Preferred Stock may exercise the conversion right specified in Section 6(a) by surrendering to the Company or its transfer agent for the Series H Preferred Stock the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares are received by the Company. Subject to the provisions of Section 6(f)(vii), as promptly as practicable thereafter, the Company shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Voting Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Voting Common Stock, as provided in Section 6(e).

     (d) Subject to the provisions of Section 6(f)(vii), the person in whose name the certificate or certificates for Voting Common Stock are to be issued shall be deemed to have become a holder of record of such Voting Common Stock immediately prior to the close of business on the date of conversion. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series H Preferred Stock surrendered for conversion, the Company shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Company, a new certificate covering the number of shares of Series H Preferred Stock representing the unconverted portion of the certificate so surrendered.

     (e) No fractional shares of Voting Common Stock shall be issued upon conversion of shares of Series H Preferred Stock. If more than one share of Series H Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Voting Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series H Preferred Stock so surrendered. Instead of any fractional shares of Voting Common Stock that would otherwise be issuable upon conversion of any shares of Series H Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of a share multiplied by the Market Value of the Voting Common Stock.

     (f) The Conversion Price shall be subject to adjustment from time to time as follows.

          (i) Common Stock Issued at Less Than the Market Value. If the Company shall issue any Common Stock, other than Excluded Stock or Common Stock issued in an Excluded Transaction, without consideration or for a consideration per share less than the Market Value immediately prior to such issuance, the Conversion Price in effect immediately prior to each such issuance shall immediately (except as provided below) be reduced to the price determined by multiplying the Conversion Price in effect immediately prior to such issuance by a fraction (A) the numerator of which is the sum of (1) the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding immediately prior to such issuance and (2) the number of shares of Voting Common Stock and Non-Voting Common Stock that the aggregate consideration, if any, received by the Company upon such issuance, would purchase at such Market Value and (B) the denominator of which is the total number of shares of Voting Common Stock and Non-Voting Common Stock outstanding immediately after such issuance.

               For the purposes of any adjustment of the Conversion Price pursuant to clause (i), the following provisions shall be applicable.

               (A) Cash. In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

               (B) Consideration Other Than Cash. In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value thereof, irrespective of any accounting treatment.

               (C) Options and Convertible Securities. In the case of the issuance of (x) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) (but any adjustment pursuant to this provision shall be made only to the extent any adjustment shall have not been made pursuant to Section 6(f)(iv)(D)), (y) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or (z) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable),


                    (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the shares of Common Stock covered thereby,

                    (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such convertible or exchangeable securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such convertible or exchangeable securities or options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subclauses (A) and (B) above), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof,

                    (3) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange (but excluding any change resulting solely from the operation of the anti-dilution provisions thereof if, and only if, such anti-dilution provisions would not require an adjustment to the exercise price or conversion price thereof in the event of any change to the Conversion Price pursuant to the provisions of this Section 6), the Conversion Price as then in effect shall forthwith be readjusted to such Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change,

                    (4) on the expiration or cancellation of any such options, warrants or rights that are unexercised, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Conversion Price shall have been adjusted upon the issuance thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities and

                    (5) if the Conversion Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities no further adjustment of the Conversion Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

          (ii) Excluded Stock. All shares of Excluded Stock which the Company has reserved for issuance shall be deemed to be outstanding for all purposes of computations under Section 6(f)(i).

          (iii) Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Company shall (A) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide, split or reclassify (by merger, consolidation or otherwise) the outstanding shares of Common Stock into a greater number of shares, (C) combine or reclassify (by merger, consolidation or otherwise) the outstanding Common Stock into a smaller number of shares or (D) issue any shares of its Common Stock in a reclassification (by merger, consolidation or otherwise), the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series H Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Voting Common Stock which such holder would have owned or been entitled to receive had such Series H Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

          (iv) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock
(A) of shares of any class other than its Common Stock or (B) of evidence of indebtedness of the Company or any subsidiary or (C) of assets or other property, including but not limited to, securities issued by subsidiaries or others (excluding regular cash dividends, and dividends or distributions referred to in Section 6(f)(iii) above), or (D) of options, warrants or other rights, in each such case the Conversion Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (1) an amount equal to the difference resulting from (A) the sum of (i) the number of shares of Voting Common Stock outstanding on such record date multiplied by the Conversion Price per share on such record date and (ii) the number of shares of NonVoting Common Stock outstanding on such record date multiplied by the Conversion Price (determined in accordance with and pursuant to the Certificate of Designations of Series I Preferred Stock) per share on such record date, less (B) the Fair Market Value of such shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (2) the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, property, options, rights or warrants, as the case may be, to the Conversion Price which would then be in effect if such record date had not been fixed. Rights (including, without limitation, those to be issued pursuant to, and in accordance with, the Rights Agreement, dated as of April 20, 1995, between the Company and Mellon Securities Trust Company, as Rights Agent) issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights (x) are deemed to be transferred with such shares of Common Stock, (y) are not exercisable and (z) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon conversion of the Series H Preferred Stock, in each case in clauses (x) through (z) until the occurrence of a specified event or events (a "Trigger Event"), shall for purposes of this paragraph not be deemed issued until the occurrence of the earliest Trigger Event.

          (v) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation or merger of the Company with or into another corporation or entity, or in case of any sale, lease or conveyance to another corporation or entity of the assets of the Company as an entirety or substantially as an entirety, each share of Series H Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Voting Common Stock issuable (immediately prior to the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series H Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance, and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series H Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be possible, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series H Preferred Stock.

          (vi) Rounding of Calculations. All calculations under this subparagraph (f) shall be made to the nearest cent or to the nearest one ten thousandth of a share, as the case may be.

          (vii) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this subparagraph (f) shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (A) issuing to the holder of any share of Series H Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock, provided, that the Company, upon request, shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     (g) Statement Regarding Adjustments. Whenever the Conversion Price shall be adjusted, the Company shall forthwith file, at the office of the transfer agent for the Series H Preferred Stock, if any, and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series H Preferred Stock at its address appearing on the Company's records.

     (h) Notice to Holders. In the event the Company shall propose to take any action of the type described in clause (i) (but only if the action of the type described in clause (i) would result in an adjustment in the Conversion Price),
(iii), (iv) or (v) of Section 6(f), the Company shall give notice to each holder of shares of Series H Preferred Stock, in the manner set forth in subparagraph 6(g), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Series H Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (i) Treasury Stock. For the purposes of this paragraph 6, the sale or other disposition of any Common Stock theretofore held in the Company's treasury shall be deemed to be an issuance thereof.

     (j) Costs. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Voting Common Stock upon conversion of any shares of Series H Preferred Stock, provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series H Preferred Stock in respect of which such shares are being issued.

     (k) Reservation of Shares. The Company shall reserve at all times so long as any shares of Series H Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares, or both, solely for the purpose of effecting the conversion of the shares of Series H Preferred Stock, sufficient shares of Voting Common Stock to provide for the conversion of all outstanding shares of Series H Preferred Stock.

     (l) Approvals. If any shares of Voting Common Stock to be reserved for the purpose of conversion of shares of Series H Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Voting Common Stock into which the shares of Series H Preferred Stock are then convertible is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Voting Common Stock issuable upon conversion.

     (m) Valid Issuance. All shares of Voting Common Stock which may be issued upon conversion of the shares of Series H Preferred Stock will upon issuance by the Company be duly and validly issued, fully paid and nonassessable, not issued in violation of any preemptive rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Voting Common Stock).

     Section 7. Liquidation Preference.

     (a) In the event of the liquidation, winding-up or dissolution of the business of the Company, whether voluntary or involuntary, the holders of Series H Preferred Stock then outstanding, after payment or provision for payment of the debts and other liabilities of the Company and the payment or provision for payment of any distribution on any shares of the Company having a preference and a priority over the Series H Preferred Stock on liquidation, and before any distribution to holders of any shares of the Company that are junior and subordinate to the Series H Preferred Stock on liquidation, shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders in respect of each share of Series H Preferred Stock, the greater of (i) the then effective Liquidation Preference per share of Series H Preferred Stock plus accrued and unpaid dividends from and including the most recent Dividend Payment Date through and including the date of liquidation, winding-up or dissolution and (ii) the amount that would be payable to the holders of the Series H Preferred Stock if the shares of Series H Preferred Stock had been converted into shares of Voting Common Stock immediately prior to such liquidation, winding-up or dissolution. In the event the assets of the Company available for distribution to the holders of the Series H Preferred Stock upon any dissolution, winding-up or liquidation of the Company shall be insufficient to pay in full the liquidation payments payable to the holders of outstanding Series H Preferred Stock and of all other Parity Securities, the holders of Series H Preferred Stock and all other Parity Securities shall share ratably in such distribution of assets in proportion to the amount which would be payable on such distribution if the amounts to which the holders of outstanding Series H Preferred Stock and the holders of outstanding shares of such Parity Securities were paid in full. Except as provided in this Section 7, holders of Series H Preferred Stock shall not be entitled to any distribution in the event of the liquidation, winding-up or dissolution of the Company.

     (b) For the purposes of this Section 7, none of the following shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company:

          (i) the sale, lease, transfer or exchange of all or substantially all of the assets of the Company; or

          (ii) the consolidation or merger of the Company with or into one or more other corporations or entities (whether or not the Company is the corporation surviving such consolidation or merger).

     Section 8. Special Right to Appoint Directors. Beginning on the Issue Date and continuing for so long as Cypress Merchant Banking Partners L.P. ("Cypress") and TPG Partners II, L.P. ("TPG") and investment funds under common control with Cypress or TPG own any combination of voting securities of the Company and securities convertible into or exercisable for voting securities of the Company where all such voting securities represent more than 10% of the Company's total voting power, Cypress and TPG, acting jointly (or in the event that only one of Cypress and investment funds under common control with Cypress, on the one hand, and TPG and investment funds under common control with TPG, or the other hand, shall then own or have the right to acquire voting securities of the Company, then such Person), shall be entitled pursuant to this Section 8 to designate a number of directors representing at least 23% of the total number of directors constituting the full board of directors of the Company; provided, that for so long as the total number of directors constituting the full board of directors of the Company is 9 or fewer, Cypress and/or TPG, as the case may be, shall only be entitled pursuant to this Section 8 to designate two directors on the board of directors of the Company. For purposes of the calculation in this Section 8, the Series I Preferred Stock and the securities issuable upon conversion of the Series I Preferred Stock shall be counted as if they were voting securities. Each of Cypress and TPG shall have the right to assign its rights under this
Section 8 to investment funds under common control with it.

     Each committee of the board of directors of the Company shall include at least one director designated by Cypress and/or TPG as provided above; provided, that this requirement shall not apply with respect to the appointment of any particular designee to a committee in the event that the rules or regulations of the primary securities exchange or quotation system on which the Company's Voting Common Stock is then listed or quoted or applicable law prohibits the appointment of such director to such committee.

     The Company and the Board of Directors shall take all actions necessary to effect such designation to the Board of Directors (including, without limitation, increasing the size of the Board of Directors and/or removing directors) and to each committee thereof.

     Section 9. Re-issuance. Series H Preferred Stock that has been issued and reacquired in any manner, including shares purchased, exchanged or converted, shall not be reissued as shares of Series H Preferred Stock and shall (upon compliance with any applicable provisions of the laws of the Commonwealth of Pennsylvania) have the status of authorized and unissued shares of the Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock (including Series H Preferred Stock issued in accordance with Section 1).

     Section 10. Definitions.

     For the purposes hereof, the following definitions shall apply:

     "Accrual Rate" means 5.00%; provided, that the then effective Accrual Rate shall increase by 0.50% on [ ] of each year beginning on [ ], 2004 up to a maximum of 8.50%; provided, further, that if at any time the Company shall be in default of its obligation to redeem any shares of the Series H Preferred Stock, the then effective Accrual Rate shall increase by 2.00%.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

     "Capital Stock" means any and all shares, interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) or corporate stock, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such corporate stock.

     "Common Equivalent Rate" means, with respect to any Dividend Period, the quotient of (a) the product of (i) all dividends declared during such Dividend Period with respect to a share of Common Stock, (ii) four and (iii) the number of shares of Common Stock issuable upon conversion of a share of Series H Preferred Stock on the last day of such Dividend Period, divided by (b) the Liquidation Preference of a share of Series H Preferred Stock on the first day of such Dividend Period.

     "Common Stock" means the Voting Common Stock or the Non-Voting Common
Stock.

     "Conversion Price" means the price per share of Voting Common Stock used to determine the number of shares of Voting Common Stock deliverable upon conversion of a share of the Series H Preferred Stock, which price shall initially be $8.75 per share, subject to adjustment in accordance with the provisions of Section 7.

     "Equity Securities" of any Person means any and all common stock, preferred stock, any other class of capital stock and partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

     "Excluded Stock" means shares of Voting Common Stock issued or reserved for issuance by the Company (a) as a stock dividend payable in shares of Voting Common Stock, (b) upon any subdivision or split-up of the outstanding shares of Voting Common Stock, (c) upon conversion of shares of Series H Preferred Stock or (d) pursuant to bona fide employee benefit plans, provided, that such shares are issued for consideration equal to or greater than the fair value thereof on the date of award.

     "Excluded Transaction" means (i) an underwritten public offering of Common Stock and (ii) the issuance of Common Stock solely in exchange for assets or all of the stock of another Person (whether by merger, exchange or otherwise) in a transaction in which a nationally recognized investment banking firm has advised the Company that the transaction is fair and reasonable to the Company from a financial point of view.

     "Fair Market Value" of any securities shall mean the Market Value thereof and of any consideration other than cash or securities shall mean the amount which a willing buyer would pay to a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors.

     "Liquidation Preference" means, on any date, the sum of $10,000 per share of Series H Preferred Stock, plus accrued and unpaid dividends added to the Liquidation Preference in accordance with Section 3(a).

     "Market Value," with respect to any security, means the average of the daily closing prices of such security for the 30 trading day period ending on the relevant date of determination. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, such security is not listed or admitted to trading on the New York Stock Exchange, on the American Stock Exchange, or, if such security is not listed or admitted to trading on the American Stock Exchange, the average of the closing bid and asked prices of such security in the over-the-counter market as reported on the NASDAQ system of the National Association of Securities Dealers, Inc. or if such security is not so quoted, the average of the closing bid and asked price of such security in the over-the-counter market as furnished by any nationally recognized New York Stock Exchange member firm selected by the Company for such purpose. If such security is not so listed, quoted or traded, the closing price shall mean the amount which a willing buyer would pay to a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the issuer of such security.

     "Non-Voting Common Stock" means the Company's non-voting common stock, par value $.02 per share and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Non-Voting Common Stock upon any reclassification thereof in which the shares of Non-Voting Common Stock are converted into a new class of capital stock and
(ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Non-Voting Common Stock.

     "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Public Debt" means obligations evidenced by bonds, notes, debentures or other similar instruments issued in an underwritten public offering registered under the Securities Act of 1933, in an offering pursuant to Rule 144A under the Securities Act of 1933 or in an exchange offer registered on Form S-4.

     "Redeemable Capital Stock" means, with respect to any Person, any Capital Stock of such Person that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the last stated maturity of the principal of any Public Debt of such Person outstanding at the time of issuance of such Capital Stock or is redeemable at the option of the holder thereof at any time prior to any such stated maturity, or is convertible into or exchangeable for debt securities at any time prior to any such stated maturity at the option of the holder thereof.

     "Redemption Agent" means a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof, having capital, surplus and undivided profits aggregating at least One Hundred Million Dollars, appointed by the Company to act as agent to redeem the Series H Preferred Stock.

     "Voting Common Stock" means the Company's common stock, par value $.02 per share and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Voting Common Stock upon any reclassification thereof in which the shares of Voting Common Stock are converted into a new class of capital stock and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Voting Common Stock.

     "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency). and

     That the issuance of [___] shares of Series H Senior Convertible Participating Cumulative Preferred Stock has been initially authorized by the Board of Directors of said Company.

     In Witness Whereof, the Company has caused this Certificate of Designation to be signed and acknowledged by , and its corporate seal to be hereunto affixed and attested by , this the day of [ ], 1999.

                                             Genesis Health Ventures, Inc.


                                             By:________________________________
                                                  Name:
                                                  Title:


[CORPORATE SEAL]


Attest:

By:______________________________
     Name:
     Title:

                                                                     EXHIBIT C

                         GENESIS HEALTH VENTURES, INC.

                 CERTIFICATE OF DESIGNATION OF SERIES I SENIOR
                     CONVERTIBLE EXCHANGEABLE PARTICIPATING
                           CUMULATIVE PREFERRED STOCK

     Genesis Health Ventures, Inc. (hereinafter referred to as the "Company"), a corporation organized and existing under the Pennsylvania Business Corporation Law of 1988, as amended (the "Pennsylvania Law"), in accordance with the provisions thereof, does HEREBY CERTIFY:

     That, pursuant to authority expressly granted to and vested in the Board of Directors of the Company (the "Board of Directors") by the provisions of Article 6 of the Amended and Restated Articles of Incorporation of the Company (the "Articles") and the provisions of Sections 1521 and 1522 of the Pennsylvania Law, the Board of Directors hereby creates a series of the Company's previously authorized preferred stock, par value $.01 per share (the "Preferred Stock"), and determines the designation and number of shares which constitute such series and the relative rights, preferences and limitations of such series as follows:

               SERIES I SENIOR CONVERTIBLE EXCHANGEABLE
               PARTICIPATING CUMULATIVE PREFERRED STOCK

     Section 1. Designation and Amount.

     The shares of such series shall be designated as "Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock" (the "Series I Preferred Stock"), and the number of shares constituting the Series I Preferred Stock shall be [_______]; provided, that the number of shares constituting the Series I Preferred Stock shall be increased from time to time as necessary for the issuance of additional shares of Series I Preferred Stock as dividends upon the Company's Series H Senior Convertible Participating Cumulative Preferred Stock (the "Series H Preferred Stock") in accordance with the terms thereof. Capitalized terms used without previous definition herein are defined in Section 10 hereof.

     Section 2. Rank.

     The Series I Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank senior to all classes of common stock of the Company, each series of preferred stock of the Company outstanding on the Issue Date and each other class of Capital Stock and series of preferred stock of the Company hereafter created which does not expressly provide that it ranks senior to or on a parity with the Series I Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively, the "Junior Securities"). The Series I Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank on a parity with the Series H Preferred Stock and each other series of preferred stock of the Company hereafter created which expressly provides that it ranks on a parity with the Series I Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively, the "Parity Securities"); provided, that any such securities not issued in accordance with Section 4(c) hereof shall be deemed to be Junior Securities. The Series I Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank junior to each series of preferred stock of the Company hereafter created which expressly provides that it ranks senior to the Series I Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively, the "Senior Securities"); provided, that any such securities not issued in accordance with Section 4(c) hereof shall be deemed to be Junior Securities.

                                                       Series I Preferred Stock
     Section 3. Dividends.

     (a) The holders of shares of Series I Preferred Stock shall be entitled to receive with respect to each share of Series I Preferred Stock, when, as and if declared by the Board of Directors, out of the assets of the Company legally available therefor, cumulative preferential dividends for each Dividend Period in cash calculated based on the then effective Liquidation Preference per share at the rate per annum equal to the greater of (i) the Common Equivalent Rate with respect to such Dividend Period and (ii) the Accrual Rate.

     (b) Dividends shall be payable in arrears on each March 31, June 30, September 30 and December 31, unless such day is not a Business Day, in which event such dividends shall be payable on the next succeeding Business Day (each such date being hereinafter referred to as a "Dividend Payment Date"), commencing on the first Dividend Payment Date in respect of a share of Series I Preferred Stock which is at least seven days after the issuance thereof. For shares of Series I Preferred Stock issued on _________, 1999 (the "Issue Date"), the first dividend payment shall be for the period from and including the Issue Date to but excluding the date of the first Dividend Payment Date, and each dividend payment thereafter shall be for the period from and including the most recent Dividend Payment Date to but excluding the first Dividend Payment Date thereafter. For shares of Series I Preferred Stock issued subsequent to the Issue Date, the first dividend payment shall be for the period from and including the date of issuance thereof to but excluding the date of the first Dividend Payment Date thereafter, and each dividend payment thereafter shall be for the period from and including the most recent Dividend Payment Date to but excluding the first Dividend Payment Date thereafter. Each quarterly period beginning on January 1, April 1, July 1 and October 1 in each year and ending on and including the day next preceding the first day of the next such quarterly period shall be a "Dividend Period". The amount of dividends payable for each full Dividend Period shall be computed by dividing the annual dividend rate by four. Dividends (or amounts equal to accrued and unpaid dividends) payable on Series I Preferred Stock for any period less than a full quarterly Dividend Period will be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period less than one month. The record date for determination of holders of Series I Preferred Stock entitled to receive payment of a dividend or distribution declared thereon shall be, with respect to the dividend payable on March 31, June 30, September 30 and December 31 of each year, the preceding March 1, June 1, September 1 and December 1, respectively, or such other record date as shall be fixed by the Board of Directors which record date shall be no less than 30 and no more than 60 calendar days prior to the date fixed for the payment thereof. Dividends and distributions shall be payable to holders of record as they shall appear on the records of the Company on the applicable record date. Dividends on account of arrears for any particular Dividend Period in which dividends were not paid on the applicable Dividend Payment Date shall be added to the then effective Liquidation Preference on the relevant Dividend Payment Date. Any amounts so added to the then effective Liquidation Preference shall be subject to reduction as provided below in Section 3(c).

                                                       Series I Preferred Stock

     (c) An amount equal to accrued and unpaid dividends for any past Dividend Period may be declared and paid on any subsequent Dividend Payment Date to all holders of record on the record date relating to such subsequent Dividend Payment Date. Each such payment shall automatically reduce the then effective Liquidation Preference per share by an amount equal to the aggregate amount of such payment divided by the number of shares of Series I Preferred Stock outstanding on the record date relating to such subsequent Dividend Payment Date; provided, however, that the Liquidation Preference shall not be reduced below $10,000 per share.

     (d) Dividends on the Series I Preferred Stock will accrue, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared, on a daily basis. Dividends will cease to accrue in respect of Series I Preferred Stock on the date of the conversion, redemption or exchange thereof.

     (e) Dividends paid on the shares of Series I Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding, and any remainder not paid as provided above shall be added to the Liquidation Preference as provided above in Section 3(b).

     (f) As long as any Series I Preferred Stock is outstanding, no dividends or other distributions (other than dividends or other distributions payable in shares of, or warrants, rights or options exerciseable for or convertible into shares of, Junior Securities and cash in lieu of fractional shares of such Junior Securities in connection with any such dividends) will be paid on any Junior Securities unless: (i) full cumulative dividends on all outstanding shares of Parity Securities and full cumulative dividends accruing from and after the fifth anniversary of the Issue Date on all outstanding shares of Series I Preferred Stock have been paid, or declared and set aside for payment, for all Dividend Periods terminating on or prior to the payment date of such dividend or distribution and for the current Dividend Period; (ii) the Company has paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all purchase, retirement and sinking funds, if any, for any outstanding shares of Parity Securities; and (iii) the Company is not in default of any of its obligations to redeem any outstanding shares of Parity Securities or Series I Preferred Stock.

     (g) As long as any Series I Preferred Stock is outstanding, no shares of any Junior Securities may be purchased, redeemed or otherwise acquired by the Company or any of its subsidiaries (except in connection with a reclassification or exchange of any Junior Securities through the issuance of shares of, or warrants, rights or options exerciseable for or convertible into shares of, other Junior Securities (and cash in lieu of fractional shares of such Junior Securities in connection therewith) or the purchase, redemption or other acquisition of any Junior Securities with any shares of, or warrants, rights or options exerciseable for or convertible into shares of, other Junior Securities (and cash in lieu of fractional shares of such Junior Securities in connection therewith)), nor may any funds be set aside or made available for any sinking fund for the purchase or redemption of any Junior Securities.

     (h) As long as any Series I Preferred Stock is outstanding, no dividends or other distributions (other than dividends or other distributions payable in shares of, or warrants, rights or options exercisable for or convertible into shares of, Junior Securities and cash in lieu of fractional shares of such Junior Securities in connection with any such dividends) will be paid on any Parity Securities unless such dividends or other distributions are declared and paid pro rata so that the amounts of any such dividends or other distributions declared and paid per share on outstanding Series I Preferred Stock and each other share of such Parity Securities will in all cases bear to each other the same ratio that the then effective Liquidation Preference per share of outstanding Series I Preferred Stock and the liquidation preference per share of such other outstanding shares of Parity Securities bear to each other.

                                                       Series I Preferred Stock

     (i) As long as any Series I Preferred Stock is outstanding, no shares of any Parity Securities may be purchased, redeemed or otherwise acquired by the Company or any of its subsidiaries (except with shares of, or warrants, rights or options exercisable for or convertible into shares of, Junior Securities and cash in lieu of fractional shares of such Junior Securities in connection therewith) unless the Series I Preferred Stock and such Parity Securities are purchased, redeemed or otherwise acquired pro rata so that the Fair Market Value of the consideration applied to the purchase, redemption or other acquisition of each share of Series I Preferred Stock and each other share of such Parity Securities will in all cases bear to each other the same ratio that the then effective Liquidation Preference per share of outstanding Series I Preferred Stock and the liquidation preference per share of such other outstanding shares of Parity Securities bear to each other.

     (j) Subject to the provisions described above, such dividends or other distributions (payable in cash, property or Junior Securities) as may be determined from time to time by the Board of Directors may be declared and paid on the shares of any Junior Securities and/or Parity Securities and from time to time Junior Securities and/or Parity Securities may be purchased, redeemed or otherwise acquired by the Company or any of its subsidiaries. In the event of the declaration and payment of any such dividends or other distributions, the holders of such Junior Securities and/or Parity Securities, as the case may be, will be entitled, to the exclusion of holders of any outstanding Series I Preferred Stock, to share therein according to their respective interests.

     Section 4. Voting Rights.

     (a) The holders of the Series I Preferred Stock shall have no voting rights other than as set forth in this Section 4 or otherwise provided by law. Holders of the Series I Preferred Stock shall be entitled to vote as a separate class on matters as to which the Pennsylvania Law requires a separate class vote of the Series I Preferred Stock and shall have such other voting rights as are set forth in this Section 4.

     (b) If and whenever at any time (i) the Company shall be in default of any of its obligations to redeem any outstanding shares of Series I Preferred Stock or (ii) dividends on shares of Series I Preferred Stock have not been paid in full in cash for four consecutive fiscal quarters except to the extent that the terms of the Company's then existing indebtedness under bank credit facilities or Public Debt prohibits the payment of such dividends in cash, thereafter and until, in the case of clause (i), the Company shall have fulfilled its redemption obligations and, in the case of clause (ii), until all accrued and unpaid dividends payable in cash, whether or not declared, on the outstanding shares of Series I Preferred Stock shall have been paid in full in cash or declared and cash set apart for the payment thereof (except to the extent that the terms of the Company's then existing indebtedness under bank credit facilities or Public Debt prohibits the payment of such dividends in cash), the number of directors then constituting the Board of Directors shall be increased by two and the holders of shares of Series I Preferred Stock and, to the extent that the Series H Preferred Stock is entitled to participate in the election of additional directors pursuant to Section 4(b) of the Certificate of Designations relating to the Series H Preferred Stock, Series H Preferred Stock, voting as a

                                                       Series I Preferred Stock

single class, shall be entitled to elect the two additional directors to serve on the Board of Directors by majority vote at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series I Preferred Stock and Series H Preferred Stock called as hereinafter provided. The remaining directors of the Company shall be elected by the classes of stock entitled to vote therefor, voting together, at each meeting of shareholders held for the purpose of electing directors, all in accordance with the terms and procedures set forth in the Company's Articles and By-Laws. At no time shall the holders of the Series I Preferred Stock and Series H Preferred Stock be entitled to elect more than two additional directors pursuant to this Section 4(b) and Section 4(b) of the Certificate of Designations relating to the Series H Preferred Stock. Whenever, in the case of clause (i), the Company shall have fulfilled its redemption obligation and, in the case of clause (ii), all accrued and unpaid dividends payable in cash, whether or not declared, on the outstanding shares of Series I Preferred Stock shall have been paid in full in cash or declared and cash set apart for the payment thereof (except to the extent that the terms of the Company's then existing indebtedness under bank credit facilities or Public Debt prohibits the payment of such dividends in cash), then, subject to any right to elect additional directors pursuant to Section 4(b) of the Certificate of Designations relating to the Series H Preferred Stock, the right of the holders of the Series I Preferred Stock and Series H Preferred Stock to elect such additional directors pursuant to this Section 4(b) shall cease and the term of office of any person elected as director by the holders of the Series I Preferred Stock and Series H Preferred Stock shall forthwith terminate and the number of directors comprising the Board of Directors shall be reduced accordingly. At any time after voting power to elect a director shall have become vested and be continuing in the holders of Series I Preferred Stock and Series H Preferred Stock pursuant to this Section 4(b) or if a vacancy shall exist in the office of a director elected by the holders of Series I Preferred Stock and Series H Preferred Stock, a proper officer of the Company may, and upon the written request of the holders of record of at least twenty-five percent (25%) of the shares of Series I Preferred Stock and Series H Preferred Stock then outstanding addressed to the Secretary of the Company shall, call a special meeting of the holders of Series I Preferred Stock and Series H Preferred Stock, for the purpose of electing the directors which such holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within twenty (20) days after personal service of written request upon the Secretary of the Company, or within twenty
(20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Company at its principal executive offices, then the holders of at least twenty-five percent (25%) of the outstanding shares of Series I Preferred Stock and Series H Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meeting of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Series I Preferred Stock and Series H Preferred Stock so designated shall have, and the Company shall provide, access to the lists of stockholders to be called pursuant to the provisions hereof.

     (c) So long as any shares of Series I Preferred Stock are outstanding, subject to the applicable provisions of the Pennsylvania Law, the Company shall not, without consent of the holders of at least a majority of the number of shares of Series I Preferred Stock and Series H Preferred Stock at the time outstanding, voting as a class given in person or by proxy, either in writing or by vote at a special meeting called for the purpose:

                                                       Series I Preferred Stock

     (i) increase the number of shares of authorized Series I Preferred Stock or Series H Preferred Stock or issue any additional shares of Series I Preferred Stock or Series H Preferred Stock, other than as contemplated by the terms of the Series I Preferred Stock or the Series H Preferred Stock;

     (ii) amend or modify the relative rights, preferences and limitations of the Series I Preferred Stock or Series H Preferred Stock or amend, alter or repeal any of the provisions of the Company's Articles or By-Laws (including by merger or similar transaction or otherwise) so as to eliminate the Series I Preferred Stock or Series H Preferred Stock or otherwise affect adversely the relative rights, preferences and limitations of the Series I Preferred Stock or Series H Preferred Stock;

     (iii) other than the Series I Preferred Stock and the Series H Preferred Stock, create, authorize, issue or permit to exist any class of Capital Stock or series of preferred stock that ranks senior to or on a parity with the Series I Preferred Stock (other than preferred stock with an aggregate liquidation preference and accrued and unpaid dividends not exceeding $75 million at any time outstanding ranking on a parity with the Series I Preferred Stock with respect to dividend rights and rights on liquidation, winding-up and dissolution) with respect to dividend rights and/or rights on liquidation, winding-up or dissolution, or reclassify any class or series of any Junior Securities into, or authorize any securities exchangeable for, convertible into or evidencing the right to purchase any such class or series; or

     (iv) enter into any transaction or series of transactions which would constitute a Change of Control (as defined below) or engage in any transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934, as amended, except in a transaction in which each share of Series I Preferred Stock is converted into or exchanged for the right to receive cash consideration in an amount that is at least equal to the greater of (x) 101% of the then effective Liquidation Preference plus accrued and unpaid dividends from and including the most recent Dividend Payment Date and (y) the Fair Market Value of the consideration the holder of such share of Series I Preferred Stock would be entitled to receive in respect of such share if such holder were to convert such share into the Company's Non-Voting Common Stock as provided in Section 6 immediately prior to the effective time of the transaction. For purposes of this clause (iv), a "Change of Control" shall occur at any time that (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), in a single transaction or through a series of related transactions, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) (but not including, for purposes of this clause
(i), TPG, Cypress and any investment funds under common control with TPG or Cypress, individually or in the aggregate), directly or indirectly, of more than 50% of the total Voting Stock of the Company; (ii) the Company consolidates or merges with or into another corporation or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates or mergers with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities not issued in violation of Section 4(c) or other property, other than any such transaction where (A) the outstanding Voting Stock of the Company is changed into or

                                                       Series I Preferred Stock

exchanged for (x) Voting Stock of the surviving corporation which is not Redeemable Capital Stock or (y) cash, securities or other property in an amount which, if there is Public Debt outstanding at the time of such transaction, could be paid under the terms of such Public Debt and (B) the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than 50% of the Voting Stock of the surviving corporation immediately after such transaction; (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of at least 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (iv) the Company is liquidated or dissolved or adopts a plan of liquidation.

     Section 5. Redemption.

     (a) The Series I Preferred Stock shall not be redeemable except as provided in this Section 5. At any time on or after the twelfth anniversary of the Issue Date, the Series I Preferred Stock shall, to the extent that the Company shall have funds legally available therefore, be redeemable in whole or in part at the option of the holders of the Series I Preferred Stock at a redemption price per share in cash equal to the then effective Liquidation Preference plus accrued and unpaid dividends for the period from and including the most recent Dividend Payment Date through and including the date of redemption.

     (b) If any holder of Series I Preferred Stock desires to exercise such holder's redemption right pursuant to Section 5(a) hereof, such holder shall give written notice to the Company stating such holder's election and specifying the number of shares to be redeemed pursuant to Section 5(a) hereof. Within 10 days after the receipt of such notice, the Company shall give written notice (the "Redemption Notice") to such holder, by first-class mail, postage prepaid, at such holder's address as it appears on the records of the Company,

         (i) notifying such holder of the date fixed for redemption (which shall not be later than 30 days after the receipt by the Company of the Redemption Notice);

         (ii) stating that the Series I Preferred Stock may be converted until the close of business on the Business Day prior to the date of redemption by surrendering to the Company or its transfer agent for the Series I Preferred Stock the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted, and stating the name and address of the transfer agent for the Series I Preferred Stock, if any;

         (iii) stating the place or places at which the shares called for redemption shall, upon presentation and surrender of the certificates evidencing such shares, be redeemed, and the redemption price to be paid therefor;

         (iv) stating that dividends shall cease to accrue on the date of redemption unless the Company defaults in the payment of the redemption price; and

         (v) stating the name and address of the Redemption Agent.

                                                       Series I Preferred Stock

     (c) The Company shall appoint one or more Redemption Agents. All funds necessary for redemption shall be deposited with the Redemption Agent in trust at least two Business Days prior to the date fixed for redemption, for the pro rata benefit of the holders of the Series I Preferred Stock entitled thereto, so as to be and continue to be available therefor.

     (d) If a Redemption Notice shall have been given as hereinbefore provided, then each holder of Series I Preferred Stock shall be entitled to all relative rights, preferences and limitations accorded to holders of the Series I Preferred Stock until and including the date of redemption. Provided that the Company shall have complied with its obligations pursuant to Sections 5(b) and 5(c), from and after the date of redemption, Series I Preferred Stock shall no longer be deemed to be outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefor, to receive amounts to be paid hereunder. Upon redemption of only a portion of the number of shares covered by a certificate representing shares of Series I Preferred Stock surrendered for redemption, the Company shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for redemption, at the expense of the Company, a new certificate covering the number of shares of Series I Preferred Stock as to which redemption was not elected.

     (e) The deposit of monies in trust with the Redemption Agent shall be irrevocable except that the Company shall be entitled to receive from the Redemption Agent the interest or other earnings, if any, earned on any monies so deposited in trust, and the holders of the shares redeemed shall have no claim to such interest or other earnings, and any balance of monies so deposited by the Company and unclaimed by the holders of the Series I Preferred Stock entitled thereto at the expiration of two years from the date of redemption shall be repaid, together with any interest or other earnings thereon, to the Company, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Company shall look only to the Company for such payment, without interest.

     Section 6. Conversion Rights.

     (a) Subject to and upon compliance with the provisions of this Section 6, the holder of any share of Series I Preferred Stock shall have the right at such holder's option to convert such share of Series I Preferred Stock into fully paid and nonassessable shares of Non-Voting Common Stock, in each case, at the Conversion Price in effect on the date of conversion. The right to convert any shares of Series I Preferred Stock as to which a Redemption Notice or an Exchange Notice has been delivered shall terminate at the close of business on the Business Day prior to the date fixed for redemption or exchange, as the case may be.

     (b) Each share of Series I Preferred Stock shall be converted into a number of shares of Non-Voting Common Stock determined by dividing (i) the sum of the Liquidation Preference on the date of conversion plus accrued and unpaid dividends for the period from and including the most recent Dividend Payment Date through and including the date of conversion by (ii) the Conversion Price in effect on the date of conversion.

     (c) The holder of any shares of Series I Preferred Stock may exercise the conversion right specified in Section 6(a) by surrendering to the Company or its transfer agent for the Series I Preferred Stock the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares are received by the Company. Subject to the provisions of Section 6(f)(vii), as promptly as practicable thereafter, the Company shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Non-Voting Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Non-Voting Common Stock, as provided in Section 6(e).

                                                       Series I Preferred Stock

     (d) Subject to the provisions of Section 6(f)(vii), the person in whose name the certificate or certificates for Non-Voting Common Stock are to be issued shall be deemed to have become a holder of record of such Non-Voting Common Stock immediately prior to the close of business on the date of conversion. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series I Preferred Stock surrendered for conversion, the Company shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Company, a new certificate covering the number of shares of Series I Preferred Stock representing the unconverted portion of the certificate so surrendered.

     (e) No fractional shares of Non-Voting Common Stock shall be issued upon conversion of shares of Series I Preferred Stock. If more than one share of Series I Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of NonVoting Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series I Preferred Stock so surrendered. Instead of any fractional shares of Non-Voting Common Stock that would otherwise be issuable upon conversion of any shares of Series I Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of a share multiplied by the Market Value of the Voting Common Stock.

     (f) The Conversion Price shall be subject to adjustment from time to time as follows.

         (i) Common Stock Issued at Less Than the Market Value. If the Company shall issue any Common Stock, other than Excluded Stock or Common Stock issued in an Excluded Transaction, without consideration or for a consideration per share less than the Market Value immediately prior to such issuance, the Conversion Price in effect immediately prior to each such issuance shall immediately (except as provided below) be reduced to the price determined by multiplying the Conversion Price in effect immediately prior to such issuance by a fraction (A) the numerator of which is the sum of (1) the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding immediately prior to such issuance and (2) the number of shares of Voting Common Stock and Non-Voting Common Stock that the aggregate consideration, if any, received by the Company upon such issuance, would purchase at such Market Value and (B) the denominator of which is the total number of shares of Voting Common Stock and Non-Voting Common Stock outstanding immediately after such issuance.

              For the purposes of any adjustment of the Conversion Price pursuant to clause (i), the following provisions shall be applicable.

                    (A) Cash. In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                                                       Series I Preferred Stock

                    (B) Consideration Other Than Cash. In the case of the issuance of Non-Voting Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value thereof, irrespective of any accounting treatment.

                    (C) Options and Convertible Securities. In the case of the issuance of (x) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) (but any adjustment pursuant to this provision shall be made only to the extent any adjustment shall not have been made pursuant to Section 6(f)(iv)(D)), (y) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or (z) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable),

                          (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the shares of Common Stock covered thereby,

                          (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such convertible or exchangeable securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such convertible or exchangeable securities or options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subclauses (A) and (B) above), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof,

                                                       Series I Preferred Stock

                          (3) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange (but excluding any change resulting solely from the operation of the anti-dilution provisions thereof if, and only if, such anti-dilution provisions would not require an adjustment to the exercise price or conversion price thereof in the event of any change to the Conversion Price pursuant to the provisions of this Section 6), the Conversion Price as then in effect shall forthwith be readjusted to such Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change,

                          (4) on the expiration or cancellation of any such options, warrants or rights that are unexercised, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Conversion Price shall have been adjusted upon the issuance thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities and

                          (5) if the Conversion Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities no further adjustment of the Conversion Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

         (ii) Excluded Stock. All shares of Excluded Stock which the Company has reserved for issuance shall be deemed to be outstanding for all purposes of computations under Section 6(f)(i).

      (iii) Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Company shall (A) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide, split or reclassify (by merger, consolidation or otherwise) the outstanding shares of Common Stock into a greater number of shares, (C) combine or reclassify (by merger, consolidation or otherwise) the outstanding Common Stock into a smaller number of shares or
(D) issue any shares of its Common Stock in a reclassification (by merger, consolidation or otherwise), the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series I Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which such holder would have owned or been entitled to receive had such Series I Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

                                                       Series I Preferred Stock

         (iv) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock
(A) of shares of any class other than its Common Stock or (B) of evidence of indebtedness of the Company or any subsidiary or (C) of assets or other property, including but not limited to, securities issued by subsidiaries or others (excluding regular cash dividends, and dividends or distributions referred to in Section 6(f)(iii) above), or (D) of options, warrants or other rights, in each such case the Conversion Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (1) an amount equal to the difference resulting from (A) the sum of (i) the number of shares of Non-Voting Common Stock outstanding on such record date multiplied by the Conversion Price per share on such record date and (ii) the number of shares of Voting Common Stock outstanding on such record date multiplied by the Conversion Price (determined in accordance with and pursuant to the Certificate of Designations of Series H Preferred Stock) per share on such record date, less (B) the Fair Market Value of such shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (2) the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, property, options, rights or warrants, as the case may be, to the Conversion Price which would then be in effect if such record date had not been fixed. Rights (including, without limitation, those to be issued pursuant to, and in accordance with, the Rights Agreement, dated as of April 20, 1995, between the Company and Mellon Securities Trust Company, as Rights Agent) issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights (x) are deemed to be transferred with such shares of Common Stock, (y) are not exercisable and (z) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon conversion of the Series I Preferred Stock, in each case in clauses (x) through (z) until the occurrence of a specified event or events (a "Trigger Event"), shall for purposes of this paragraph not be deemed issued until the occurrence of the earliest Trigger Event.

         (v) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation or merger of the Company with or into another corporation or entity, or in case of any sale, lease or conveyance to another corporation or entity of the assets of the Company as an entirety or substantially as an entirety, each share of Series I Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Non-Voting Common Stock issuable (immediately prior to the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series I Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance, and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series I Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be possible, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series I Preferred Stock.

         (vi) Rounding of Calculations. All calculations under this subparagraph
(f) shall be made to the nearest cent or to the nearest one ten thousandth of a share, as the case may be.

                                                       Series I Preferred Stock

          (vii) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this subparagraph (f) shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (A) issuing to the holder of any share of Series I Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock, provided, that the Company, upon request, shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

     (g) Statement Regarding Adjustments. Whenever the Conversion Price shall be adjusted, the Company shall forthwith file, at the office of the transfer agent for the Series I Preferred Stock, if any, and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series I Preferred Stock at its address appearing on the Company's records.

     (h) Notice to Holders. In the event the Company shall propose to take any action of the type described in clause (i) (but only if the action of the type described in clause (i) would result in an adjustment in the Conversion Price),
(iii), (iv) or (v) of Section 6(f), the Company shall give notice to each holder of shares of Series I Preferred Stock, in the manner set forth in subparagraph 6(g), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Series I Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

     (i) Treasury Stock. For the purposes of this paragraph 6, the sale or other disposition of any Common Stock theretofore held in the Company's treasury shall be deemed to be an issuance thereof.

     (j) Costs. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Non-Voting Common Stock upon conversion of any shares of Series I Preferred Stock, provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series I Preferred Stock in respect of which such shares are being issued.

                                                       Series I Preferred Stock

     (k) Reservation of Shares. The Company shall reserve at all times so long as any shares of Series I Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares, or both, solely for the purpose of effecting the conversion of the shares of Series I Preferred Stock, sufficient shares of Non-Voting Common Stock to provide for the conversion of all outstanding shares of Series I Preferred Stock.

     (l) Approvals. If any shares of Non-Voting Common Stock to be reserved for the purpose of conversion of shares of Series I Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Non-Voting Common Stock into which the shares of Series I Preferred Stock are then convertible is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Non-Voting Common Stock issuable upon conversion.

     (m) Valid Issuance. All shares of Non-Voting Common Stock which may be issued upon conversion of the shares of Series I Preferred Stock will upon issuance by the Company be duly and validly issued, fully paid and nonassessable, not issued in violation of any preemptive rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Non-Voting Common Stock).

     Section 7. Liquidation Preference.

     (a) In the event of the liquidation, winding-up or dissolution of the business of the Company, whether voluntary or involuntary, the holders of Series I Preferred Stock then outstanding, after payment or provision for payment of the debts and other liabilities of the Company and the payment or provision for payment of any distribution on any shares of the Company having a preference and a priority over the Series I Preferred Stock on liquidation, and before any distribution to holders of any shares of the Company that are junior and subordinate to the Series I Preferred Stock on liquidation, shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders in respect of each share of Series I Preferred Stock the greater of
(i) the then effective Liquidation Preference per share of Series I Preferred Stock plus accrued and unpaid dividends from and including the most recent Dividend Payment Date through and including the date of liquidation, winding-up or dissolution and (ii) the amount that would be payable to the holders of the Series I Preferred Stock if the shares of Series I Preferred Stock had been converted into shares of Non-Voting Common Stock immediately prior to such liquidation, winding-up or dissolution. In the event the assets of the Company available for distribution to the holders of the Series I Preferred Stock upon any dissolution, winding-up or liquidation of the Company shall be insufficient to pay in full the liquidation payments payable to the holders of outstanding Series I Preferred Stock and of all other Parity Securities, the holders of Series I Preferred Stock and all other Parity Securities shall share ratably in such distribution of assets in proportion to the amount which would be payable on such distribution if the amounts to which the holders of outstanding Series I Preferred Stock and the holders of outstanding shares of such Parity Securities were paid in full. Except as provided in this Section 7, holders of Series I Preferred Stock shall not be entitled to any distribution in the event of the liquidation, winding-up or dissolution of the Company.

                                                       Series I Preferred Stock

     (b) For the purposes of this Section 7, none of the following shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company:

         (i) the sale, lease, transfer or exchange of all or substantially all of the assets of the Company; or

         (ii) the consolidation or merger of the Company with or into one or more other corporations or entities (whether or not the Company is the corporation surviving such consolidation or merger).

     Section 8. Exchange.

     (a) The Company shall have the right to exchange the Series I Preferred Stock, in whole or in part, at any time, for Series H Preferred Stock. The number of shares of Series H Preferred Stock to be issued in exchange for each share of Series I Preferred Stock shall equal the then effective Liquidation Preference of a share of Series I Preferred Stock to be exchanged plus accrued and unpaid dividends from and including the most recent Dividend Payment Date through and including the date of exchange, divided by the then effective Liquidation Preference per share of the Series H Preferred Stock, rounded up or down to the nearest full share after taking into account all shares of Series I Preferred Stock owned by the holder thereof; provided, that if such quotient shall result in one-half of a share of Series H Preferred Stock, it shall be rounded up.

     (b) A notice of the Company's intent to exchange any shares of Series I Preferred Stock (the "Exchange Notice") shall be sent by or on behalf of the Company, by first class mail, postage prepaid, to each applicable holder of record at such holder's address as it shall appear on the records of the Company, not less than 30 days or more than 120 days prior to the date fixed for exchange,

         (i) notifying such holder of the election of the Company to exchange such shares and of the date fixed for exchange;

         (ii) stating the number of shares of Series I Preferred Stock held by such holder that the Company intends to exchange;

         (iii) stating the place or places at which the shares called for exchange shall, upon presentation and surrender of the certificates evidencing such shares, be exchanged, and the number of shares of Series H Preferred Stock to be issued in exchange therefor; and

         (iv) stating that dividends shall cease to accrue on the date of exchange.

     (c) On or before the date fixed for exchange, each holder of Series I Preferred Stock called for exchange shall surrender a certificate or certificates representing at least the number of shares of Series I Preferred Stock owned by such holder called for exchange, in the manner and at the place designated in the Exchange Notice. As promptly as practicable after the date fixed for exchange, the Company shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of shares of Series H Preferred Stock to which such holder is entitled. Such shares of Series H Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable.

                                                       Series I Preferred Stock

     (d) The person in whose name the certificate or certificates for Series H Preferred Stock are to be issued shall be deemed to have become a holder of record of such Series H Preferred Stock immediately prior to the close of business on the date fixed for exchange. Upon exchange of only a portion of the number of shares covered by a certificate representing shares of Series I Preferred Stock surrendered for exchange, the Company shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for exchange, at the expense of the Company, a new certificate covering the number of shares of Series I Preferred Stock representing the unexchanged portion of the certificates so surrendered.

     (e) If an Exchange Notice shall have been given as hereinafter provided, then each holder of Series I Preferred Stock called for exchange shall, with respect to such shares, be entitled to all relative rights, preferences and limitations accorded to holders of the Series I Preferred Stock until and including the date of exchange. From and after the date of exchange, Series I Preferred Stock called for exchange shall no longer be deemed to be outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares to receive shares of Series H Preferred Stock.

     Section 9. Re-issuance. Series I Preferred Stock that has been issued and reacquired in any manner, including shares purchased, exchanged or converted, shall not be reissued as shares of Series I Preferred Stock and shall (upon compliance with any applicable provisions of the laws of the Commonwealth of Pennsylvania) have the status of authorized and unissued shares of the Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock (including Series I Preferred Stock issued in accordance with Section 1).

     Section 10. Definitions.

     For the purposes hereof, the following definitions shall apply:

     "Accrual Rate" means 5.00%; provided, that the then effective Accrual Rate
shall increase by 0.50% on [   ] of each year beginning on [   ], 2004 up to a
maximum of 8.50%; provided, further, that in the event that on any Dividend Payment Date occurring on or after the 2nd anniversary of the Issue Date the exchange by the Company of any shares of Series I Preferred Stock held by (A) Cypress Merchant Banking Partners, L.P. ("Cypress"), TPG Partners II, L.P. ("TPG") or any investment funds under common control with Cypress or TPG or (B) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) for shares of Series H Preferred Stock would not result in Cypress, TPG and such investment funds or any such "person," respectively, beneficially owning Voting Stock of the Company or securities convertible into or exercisable for Voting Stock of the Company where all such Voting Stock represents more than 49% of the total Voting Stock of the Company, the Accrual Rate for all shares of Series I Preferred Stock held by Cypress, TPG and such investment funds or any

                                                       Series I Preferred Stock

such "person," respectively, shall be increased to the then effective Accrual Rate plus 8.00%; provided, further, that if at any time the Company shall be in default of its obligation to redeem any shares of the Series I Preferred Stock, the then effective Accrual Rate shall be further increased by 2.00%. Notwithstanding the foregoing, if, and for so long as, at any time on or after the 3rd anniversary of the Issue Date, (i) there are no shares of Series H Preferred Stock outstanding and (ii) the exchange of any shares of Series I Preferred Stock held by Cypress, TPG and such investment funds or any "person" for Series H Preferred Stock would result in Cypress, TPG and such investment funds or any such "person," respectively, beneficially owning Voting Stock of the Company or Securities convertible or exercisable for Voting Stock of the Company where all such Voting Stock represents more than 49% of the total Voting Stock of the Company, the Accrual Rate for all shares of Series I Preferred Stock held by Cypress, TPG and such investment funds or any such "person", respectively, shall be 0.00%. For purposes of clause (i), shares of Series H Preferred Stock called for redemption pursuant to Section 5 of the certificate of designations relating to the Series H Preferred Stock shall not be considered outstanding after the date fixed for redemption for such shares; provided, and for so long as, the Company shall have complied in all material respects with its obligations in connection with such redemption.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

     "Capital Stock" means any and all shares, interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) or corporate stock, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such corporate stock.

     "Common Equivalent Rate" means, with respect to any Dividend Period, the quotient of (a) the product of (i) all dividends declared during such Dividend Period with respect to a share of Common Stock, (ii) four and (iii) the number of shares of Common Stock issuable upon conversion of a share of Series I Preferred Stock on the last day of such Dividend Period, divided by (b) the Liquidation Preference of a share of Series I Preferred Stock on the first day of such Dividend Period.

     "Common Stock" means the Voting Common Stock or the Non-Voting Common
Stock.

     "Conversion Price" means the price per share of Non-Voting Common Stock used to determine the number of shares of Non-Voting Common Stock deliverable upon conversion of a share of the Series I Preferred Stock, which price shall initially be $8.75 per share, subject to adjustment in accordance with the provisions of Section 6.

     "Equity Securities" of any Person means any and all common stock, preferred stock, any other class of capital stock and partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

     "Excluded Stock" means shares of Non-Voting Common Stock issued or reserved for issuance by the Company (a) as a stock dividend payable in shares of Non-Voting Common Stock, (b) upon any subdivision or split-up of the outstanding shares of Non-Voting Common Stock or (c) upon conversion of shares of Series I Preferred Stock.

                                                       Series I Preferred Stock

     "Excluded Transaction" means (i) an underwritten public offering of Common Stock and (ii) the issuance of Common Stock solely in exchange for assets or all of the stock of another Person (whether by merger, exchange or otherwise) in a transaction in which a nationally recognized investment banking firm has advised the Company that the transaction is fair and reasonable to the Company from a financial point of view.

     "Fair Market Value" of any securities shall mean the Market Value thereof and of any consideration other than cash or securities shall mean the amount which a willing buyer would pay to a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors.

     "Liquidation Preference" means, on any date, the sum of $10,000 per share of Series I Preferred Stock, plus accrued and unpaid dividends added to the Liquidation Preference in accordance with Section 3(a).

     "Market Value," with respect to any security, means the average of the daily closing prices of such security for the 30 trading day period ending on the relevant date of determination. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the American Stock Exchange, or, if such security is not listed or admitted to trading on the American Stock Exchange, the average of the closing bid and asked prices of such security in the over-the-counter market as reported on the NASDAQ system of the National Association of Securities Dealers, Inc. or if the such security is not so quoted, the average of the closing bid and asked price of the such security in the over-the-counter market as furnished by any nationally recognized New York Stock Exchange member firm selected by the Company for such purpose. If such security is not so listed, quoted or traded, the closing price shall mean the amount which a willing buyer would pay to a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the issuer of such security.

     "Non-Voting Common Stock" means the Company's non-voting common stock, par value $.02 per share and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Non-Voting Common Stock upon any reclassification thereof in which the shares of Non-Voting Common Stock are converted into a new class of capital stock and
(ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Non-Voting Common Stock.

     "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Public Debt" means obligations evidenced by bonds, notes, debentures or other similar instruments issued in an underwritten public offering requested under the Securities Act of 1933, in an offering pursuant to Rule 144A under the Securities Act of 1933 or in an exchange offer registered on Form S-4.

                                                       Series I Preferred Stock

     "Redeemable Capital Stock" means, with respect to any Person, any Capital Stock of such Person that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the last stated maturity of the principal of any Public Debt of such Person outstanding at the time of issuance of such Capital Stock or is redeemable at the option of the holder thereof at any time prior to any such stated maturity, or is convertible into or exchangeable for debt securities at any time prior to any such stated maturity at the option of the holder thereof.

     "Redemption Agent" means a bank or trust company in good standing, organized under the laws of the United States of America or any jurisdiction thereof, having capital, surplus and undivided profits aggregating at least One Hundred Million Dollars, appointed by the Company to act as agent to redeem the Series I Preferred Stock.

     "Voting Common Stock" means the Company's common stock, par value $.02 per share and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Voting Common Stock upon any reclassification thereof in which the shares of Voting Common Stock are converted into a new class of capital stock and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Voting Common Stock.

     "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

and

     That the issuance of [_____] shares of Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock has been initially authorized by the Board of Directors of said Company.

                                                       Series I Preferred Stock

     In Witness Whereof, the Company has caused this Certificate of Designation
to be signed and acknowledged by       , and its corporate seal to be hereunto
affixed and attested by      , this the        day of [     ], 1999.


                                  Genesis Health Ventures, Inc.


                                  By:________________________________
                                       Name:
                                       Title:


[CORPORATE SEAL]


Attest:

By:______________________________
     Name:
     Title:

                                                                       Exhibit D

                          Series A Warrant Certificate

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AND IS SUBJECT TO CERTAIN RESTRICTIONS AS SET FORTH IN THE RESTRUCTURING AGREEMENT DATED AS OF ____________, 1999, AMONG THE CYPRESS GROUP L.L.C., TPG PARTNERS II, L.P., NAZEM, INC. AND GENESIS HEALTH VENTURES, INC. (THE "COMPANY"), THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY.

No.  W-_____                                     ____________ Warrants

                                SERIES A WARRANTS

                    Exercisable commencing ___________, 1999
                 Void after Expiration Time (as defined herein)

     GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation (the "Company"), hereby certifies that, for value received, ______________, or registered assigns (the "Warrantholder"), is the owner of _______________ Warrants (as defined below), each of which entitles the Warrantholder to purchase from the Company one fully paid, duly authorized and nonassessable share of Voting Common Stock, at any time from and after ____________, 1999 (the "Issue Date") and continuing up to the Expiration Time (as defined herein) at a per share exercise price determined according to the terms and subject to the conditions set forth in this certificate (the "Warrant Certificate"). The number of shares of Voting Common Stock issuable upon exercise of each such Warrant and the exercise price per share of Voting Common Stock are subject to adjustment from time to time pursuant to the provisions of Section 9 of this Warrant Certificate. The Warrants evidenced by this Warrant Certificate are part of a series of warrants to purchase up to 2,000,000 shares of Voting Common Stock (collectively, the "Warrants"), issued pursuant to a Restructuring Agreement, dated as of ___________, 1999 (as it may be amended, supplemented or otherwise modified from time to time, the "Restructuring Agreement"), among The Cypress Group L.L.C., a Delaware limited liability company, TPG Partners II, L.P., a Delaware limited partnership, Nazem, Inc., a Delaware corporation, and the Company, and are entitled to certain rights and privileges and are subject to certain restrictions set forth therein.


     Section 1. Definitions. As used in this Warrant Certificate, the following terms shall have the meanings set forth below:

          1.1 "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the Company, as amended from time to time.

          1.2 "Board of Directors" means the board of directors of the Company.

          1.3 "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          1.4 "Capital Stock" means any and all shares, interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) or corporate stock, and any and all rights (other any evidence of indebtedness), warrants or options exchangeable for or convertible into such corporate stock.

          1.5 "Closing Price" means, with respect to any security, the average of the daily closing prices of such security for the 30 Trading Day period ending on the relevant date of determination. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on The New York Stock Exchange (the "NYSE"), or, if such security is not listed or admitted to trading on the NYSE, on the American Stock Exchange, or if such security is not listed or admitted to trading on the American Stock Exchange, the average of the closing bid and asked prices of such security in the over-the-counter market as reported on the NASDAQ system of the National Association of Securities Dealers, Inc., or if such security is not so quoted, the average of the closing bid and asked prices of such security in the over-the-counter market as furnished by any nationally recognized New York Stock Exchange member firm selected by the Company for such purposes. If such security is not so listed, quoted or traded, the closing price shall mean the amount which a willing buyer would pay to a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the issuer of such security.

          1.6 "Common Stock" means the Non-Voting Common Stock or the Voting Common Stock.

          1.7 "Company" has the meaning set forth in the preamble hereto.

          1.8 "Constituent Person" has the meaning set forth in Section 9.3(a) hereof.

          1.9 "Equity Securities" of any Person means any and all common stock, preferred stock, any other class of capital stock and partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

          1.10 "Excluded Stock" means shares of Common Stock issued or reserved for issuance by the Company (a) as a stock dividend payable in shares of Common Stock, (b) upon any subdivision or split-up of the outstanding shares of Common Stock, (c) upon conversion of shares of Series H Preferred Stock or Series I Preferred Stock of the Company or (d) pursuant to bona fide employee benefit plans, provided, that such shares are issued for consideration equal to or greater than the fair value thereof on the date of the award.

          1.11 "Excluded Transaction" means (i) any underwritten public offering of Common Stock or (ii) any issuance of Common Stock solely in exchange for assets or all of the stock of another Person (whether by merger, exchange or otherwise) in a transaction in which a nationally recognized investment banking firm has advised the Company that the transaction is fair and reasonable to the Company from a financial point of view.

          1.12 "Exercise Price" has the meaning set forth in Section 8 hereof.

          1.13 "Expiration Date" means ____________, 2009.

          1.14 "Expiration Time" means 5:00 P.M., New York City time, on the Expiration Date.

          1.15 "Fair Market Value" of any securities shall mean the Closing Price thereof and of any consideration, other than cash or securities, shall mean the amount which a willing buyer would pay to a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such property selected in good faith by the Board of Directors.

          1.16 "Fractional Warrant Share" means any fraction of a whole share of Voting Common Stock issued, or issuable upon, exercise of the Warrants.

          1.17 "Issue Date" has the meaning set forth in the preamble hereto.

          1.18 "Non-Electing Shares" has the meaning set forth in Section 9.3(a) hereof.

          1.19 "Non-Voting Common Stock" means the non-voting common stock, par value $.02 per share, of the Company.

          1.20 "NYSE" has the meaning set forth in Section 1.5 hereof.

          1.21 "Organic Change" means, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class or series of Equity Securities, any consolidation of such Person with, or merger of such Person into, any other Person, any merger of another Person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), and any sale or transfer or lease of all or substantially all of the assets of such Person, but not including any stock split, combination or subdivision which is the subject of Section 9.1(c)) pursuant to which any class or series of Equity Securities of such Person is converted into the right to receive other securities, cash or other property.

          1.22 "Person" means any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

          1.23 "Restructuring Agreement" has the meaning set forth in the preamble hereto.

          1.24 "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          1.25 "Trading Day" means, with respect to any security, any day on which the NYSE is open for trading, or if the shares of such security are not listed or admitted to trading on the NYSE, any day on which the principal national securities exchange or national quotation system on which the shares of such security are listed, admitted to trading or quoted is open for trading, or if the shares of such security are not so listed, admitted to trading or quoted, any Business Day.

          1.26 "Trigger Event" has the meaning set forth in Section 9.1(a) hereof.

          1.27 "Voting Common Stock" means the voting common stock, par value $.02 per share, of the Company.

          1.28 "Warrant Certificate" has the meaning in the preamble hereto.

          1.29 "Warrant Register" has the meaning set forth in Section 2.2 hereof.

          1.30 "Warrant Shares" means the shares of Voting Common Stock issued, or issuable upon, exercise of the Warrants.

          1.31 "Warrantholder" has the meaning set forth in the preamble hereto.

          1.32 "Warrants" has the meaning set forth in the preamble hereto.

     Section 2. Transferability.

          2.1. Registration. The Warrants shall be issued only in registered form.

          2.2. Transfer. The Warrants evidenced by this Warrant Certificate may be sold or otherwise transferred at any time (except as such sale or transfer may be restricted pursuant to the Securities Act or any applicable state securities laws) and any such sale or transfer shall be effected on the books of the Company (the "Warrant Register") maintained at its principal executive offices upon surrender of this Warrant Certificate for registration of transfer duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Warrant certificate or certificates in appropriate denominations to the Person or Persons entitled thereto.

     Section 3. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates of like tenor entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitles such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the Person entitled thereto a new Warrant certificate or certificates as so requested.

     Section 4. Term of Warrants; Exercise of Warrants.

          4.1. Duration of Warrants. On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, at any time and from time to time after the Issue Date and before the Expiration Time. If the Warrants evidenced hereby are not exercised by the Expiration Time, they shall become void, and all rights hereunder shall thereupon cease.

          4.2. Exercise of Warrant.

               (a) On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, by presentation and surrender to the Company of this Warrant Certificate together with the attached Election to Exercise duly filled in and signed, and accompanied by payment to the Company of the Exercise Price for the number of Warrant Shares specified in such Election to Exercise. Payment of the aggregate Exercise Price shall be made in cash in an amount equal to the aggregate Exercise Price.

               (b) On the terms and subject to the conditions set forth in this Warrant Certificate, upon such presentation and surrender of this Warrant Certificate and payment of such aggregate Exercise Price as set forth in paragraph (a) of this Section 4.2, the Company shall promptly issue and cause to be delivered to the Warrantholder, or to such Persons as the Warrantholder may designate in writing, a certificate or certificates (in such name or names as the Warrantholder may designate in writing) for the specified number of duly authorized, fully paid and nonassessable Warrant Shares issuable upon exercise, and shall deliver to the Warrantholder cash, as provided in Section 10 hereof, with respect to any Fractional Warrant Shares otherwise issuable upon such surrender. In the event that the Warrants evidenced by this Warrant Certificate are exercised in part prior to the Expiration Time, the Company shall issue and cause to be delivered to the Warrantholder, or to such Persons as the Warrantholder may designate in writing, a certificate or certificates (in such name or names as the Warrantholder may designate in writing) evidencing any remaining unexercised Warrants.

               (c) Each Person in whose name any certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the first date on which both the Warrant certificate evidencing the respective Warrants was surrendered and payment of the Exercise Price and any applicable taxes was made, irrespective of date of issue or delivery of such certificate.

     Section 5. Payment of Taxes. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Warrant Shares or of other securities or property deliverable upon exercise of the Warrants evidenced by this Warrant Certificate or certificates representing such shares or securities (other than income taxes imposed on the Warrantholder); provided that the Company shall not be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issuance of any certificate for Warrant Shares or other securities or property, or payment of cash, to any Person other than the holder of the Warrant certificate surrendered upon exercise, and in case of any such tax or charge, the Company shall not be required to issue any security or property or pay any cash until such tax or charge has been paid or it has been established to the Company's satisfaction that no such tax or charge is payable.

     Section 6. Mutilated or Missing Warrant. If any Warrant certificate is lost, stolen, mutilated or destroyed, the Company shall issue in exchange and substitution for any mutilated Warrant certificate upon surrender and cancellation of such mutilated Warrant certificate, or in lieu of and substitution for any Warrant certificate lost, stolen or destroyed upon receipt of a proper affidavit or other evidence reasonably satisfactory to the Company and bond of indemnity in form and amount and with corporate surety reasonably satisfactory to the Company protecting the Company, a new Warrant certificate of like tenor and representing an equivalent number of Warrants as the Warrant certificate so lost, stolen, mutilated or destroyed. Any such new Warrant certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant certificate shall be at any time enforceable by anyone. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe. All Warrant certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost, stolen, mutilated or destroyed Warrant certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

     Section 7. Reservation of Shares. The Company hereby agrees that there shall be reserved for issuance and delivery upon exercise of the Warrants evidenced by this Warrant Certificate, free from preemptive rights, the number of shares of authorized but unissued shares of Voting Common Stock as shall be required for issuance or delivery upon exercise of all of the Warrants evidenced by this Warrant Certificate. The Company further agrees that it will not, by amendment of the Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company. Without limiting the generality of the foregoing, the Company agrees that before taking any action which would cause an adjustment reducing the Exercise Price below the then-par value of Warrant Shares issuable upon exercise hereof, the Company shall from time to time take all such action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Voting Common Stock at the Exercise Price as so adjusted.

     Section 8. Exercise Price. The price per share (the "Exercise Price") at which Warrant Shares shall be purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate shall be $5.00, subject to adjustment pursuant to Section 9 hereof.

     Section 9. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate and the Exercise Price thereof shall be subject to adjustment from time to time after the date hereof upon the happening of certain events, as follows:

          9.1. Adjustments to Exercise Price. The Exercise Price shall be subject to adjustment from time to time as follows:

               (a) Common Stock Issued at Less Than the Closing Price. If the Company shall issue any Common Stock, other than Excluded Stock or Common Stock issued in an Excluded Transaction, without consideration or for a consideration per share less than the Closing Price immediately prior to such issuance, the Exercise Price in effect immediately prior to each such issuance shall immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction (1) the numerator of which shall be the sum of (A) the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding immediately prior to such issuance and (B) the number of shares of Voting Common Stock and Non-Voting Common Stock that the aggregate consideration, if any, received by the Company upon such issuance, would purchase at such Closing Price and (2) the denominator of which shall be the total number of shares of Voting Common Stock and Non-Voting Common Stock outstanding immediately after such issuance.

               For purposes of any adjustment of the Exercise Price pursuant to this subsection (a), the following provisions shall be applicable.

                    (i) Cash. In the case of the issuance of Common Stock for
               cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such shares before deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (ii) Consideration Other Than Cash. In the case of the
               issuance of shares of any class of Common Stock (otherwise than upon conversion of shares of Capital Stock of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value thereof, irrespective of any accounting treatment.

                    (iii) Options and Convertible Securities. In the case of the issuance of (x) options, warrants or rights to purchase or acquire Common Stock (whether or not at the time exercisable) (but any adjustment pursuant to this provision shall be made only to the extent any adjustment shall not have been made pursuant to
               Section 9(d)(iv) hereof), (y) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or (z) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable),

                         (A) the aggregate maximum number of shares of Common
               Stock deliverable upon exercise of such options, warrants or rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the price (determined in the manner provided in the immediately preceding subclauses (i) and
               (ii) of this Section 9.1(a)), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the shares of Common Stock covered thereby,

                         (B) the aggregate maximum number of shares of Common
               Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such convertible or exchangeable securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such convertible or exchangeable securities or options, warrants or rights (excluding any cash received on account of accrued interest or dividends), plus the additional consideration (determined in the manner provided in the immediately preceding subclauses (i) and (ii) of this Section 9.1(a)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof,

                         (C) on any change in the number of shares of Common
               Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange (but excluding any change resulting solely from the operation of the anti-dilution provisions thereof if, and only if, such anti-dilution provisions would not require an adjustment to the exercise price or conversion price thereof in the event of any change to the Exercise Price pursuant to the provisions of this Section 9.1), the Exercise Price as then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change,

                         (D) on the expiration or cancellation of any such
               options, warrants or rights that are unexercised, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Exercise Price shall have been adjusted upon the issuance thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities and

                         (E) if the Exercise Price shall have been adjusted upon
               the issuance of any such options, warrants or rights or convertible or exchangeable securities, no further adjustment of the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

                    (b) Excluded Stock. All shares of Excluded Stock which the
               Company has reserved for issuance shall be deemed to be outstanding for all purposes of computations under Section 9.1(a) hereof.

                    (c) Stock Dividends, Subdivisions, Reclassifications or
               Combinations. If the Company shall declare a dividend or make a distribution on the Common Stock in shares of Common Stock, then the Exercise Price in effect at the time of the record date for such dividend shall immediately be reduced to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding at the close of business on such record date and (ii) the denominator of which shall be the sum of such number of shares of Voting Common Stock and Non-Voting Common Stock outstanding and the total number of shares of Voting Common Stock and Non-Voting Common Stock constituting such dividend or distribution. If the Company shall split, subdivide or reclassify (including by way of merger, consolidation or otherwise) the outstanding shares of Common Stock into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such split, subdivision or reclassification becomes effective shall immediately be proportionately reduced, and, conversely, if the Company shall combine or reclassify (including by way of merger, consolidation or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination or reclassification becomes effective shall immediately be proportionately increased. Successive adjustments in the Exercise Price shall be made whenever any event specified above shall occur.

                    (d) Other Distributions. In case the Company shall fix a
               record date for the making of a distribution to all holders of shares of its Common Stock of (i) shares of any class other than the Common Stock, (ii) evidences of indebtedness of the Company or any subsidiary, (iii) assets or other property, including but not limited to, securities issued by subsidiaries or others (excluding regular cash dividends, and dividends or distributions referred to in Section 9.1(c) hereof), or (iv) options, warrants or other rights, in each such case the Exercise Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Voting Common Stock and Non-Voting Common Stock outstanding on such record date multiplied by the Exercise Price per share of Voting Common Stock on such record date, less (2) the Fair Market Value of such shares or evidences of indebtedness, assets, property, options, warrants or rights to be so distributed, by (y) the number of shares of Voting Common Stock and NonVoting Common Stock outstanding on such record date. Such adjustment shall be made successively whenever such a record date is fixed. Rights (including, without limitation, those to be issued pursuant to, and in accordance with, the Rights Agreement, dated as of April 20, 1995, between the Company and Mellon Securities Trust Company, as Rights Agent) issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights (A) are deemed to be transferred with such shares of Common Stock, (B) are not exercisable and (C) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon exercise of the Warrants evidenced by this Warrant Certificate, in each case in clauses (A) through (C) until the occurrence of a specified event or events (a "Trigger Event"), shall for purposes of this paragraph not be deemed issued until the occurrence of the earliest Trigger Event.

                    (e) Minimum Adjustment Requirement. No adjustment shall be required unless such adjustment would result in an increase or decrease of at least $0.01 in the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this subsection (e) shall be carried forward and taken into account in any subsequent adjustment. In case the Company shall at any time issue shares of Common Stock by way of dividend on any stock of the Company or split, subdivide or reclassify the outstanding shares of any class of Common Stock, or combine the outstanding shares of Common Stock, said amount of $0.01 specified in the preceding sentence (as theretofore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this subsection (g)) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a split, subdivision or reclassification or stock dividend so as appropriately to reflect the same.

                    (f) Calculations. All calculations under this Section 9.1
               shall be made to the nearest $0.01 or to the nearest one ten thousandth of a share, as the case may be.

                    (g) Certificate. Whenever an adjustment in the Exercise
               Price is made as required or permitted by the provisions of this
               Section 9.1, the Company shall promptly prepare a certificate of an authorized officer of the Company setting forth (i) the adjusted Exercise Price as provided in this Section 9.1 and a brief statement of the facts requiring such adjustment and the computation thereof and (ii) the number of shares of Voting Common Stock (or portions thereof) purchasable upon exercise of a Warrant after such adjustment in the Exercise Price in accordance with Section 9.2 hereof and the record date therefor, and promptly after preparing such certificate shall mail or cause to be mailed a notice of such adjustment to each Warrantholder at his or her last address as the same appears on the Warrant Register.

                    (h) Notice. In case:

                         (i) the Company shall declare any dividend or any
                    distribution of any kind or character (whether in cash, securities or other property) on or in respect of shares of any class of Common Stock or to the shareholders of the Company (in their capacity as such), excluding any regular periodic cash dividend paid out of current or retained earnings (as such terms are used in generally accepted accounting principles); or

                         (ii) the Company shall authorize the granting to the
                    holders of shares of Common Stock of rights to subscribe for or purchase any shares of capital stock or of any other right; or

                         (iii) of any reclassification of shares of any class of
                    Common Stock (other than a split, subdivision or combination of outstanding shares of any class of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                         (iv) of the voluntary or involuntary dissolution,
                    liquidation or winding up of the Company;

               then the Company shall cause to be mailed to the Warrantholders, at their last addresses as they shall appear upon the Warrant Register, at least ten days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange shares of any class of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice, or any defect therein, shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                    (i) Section 305. Anything in this Section 9.1 to the
               contrary notwithstanding, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by this Section 9.1, as it in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its shareholders under Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.

                    (j) When Adjustment Not Required. If the Company shall take a record of the holders of any class of Common Stock for purposes of taking any action that requires an adjustment of the Exercise Price under this Section 9, and shall, thereafter and before the effective date of such action, legally abandon its plan to take such action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          9.2. Adjustment to Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to Section 9.1 hereof, the number of Warrant Shares purchasable upon exercise of a Warrant outstanding prior to the effectiveness of such adjustment shall be adjusted to the number, calculated to the nearest one-hundredth of a share, obtained by (a) multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon the exercise of a Warrant by the Exercise Price in effect prior to such adjustment and (b) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

          9.3. Organic Change.

               (a) Company Survives. Upon the consummation of an Organic Change (other than a transaction in which the Company is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms of the Warrant Certificates shall be modified, without payment of any additional consideration therefor, so as to provide that upon exercise of Warrants following the consummation of such Organic Change, the Warrantholders of such Warrants shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change, assuming such holder of Warrant Shares (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which a sale, transfer or lease of all or substantially all of the assets of the Company was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person, and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each share of Common Stock held immediately prior to such Organic Change by Persons others than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Shares"), then for the purpose of this subsection (a) the kind and amount of securities, cash and other property receivable upon such Organic Change by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the NonElecting Shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of Warrant Shares notwithstanding any provision of Section 9 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms of the Warrant Certificates shall remain in full force and effect following such an

          Organic Change. The provisions of this Section 9.3(a) shall similarly apply to successive Organic Changes.

               (b) Company Does Not Survive. The Company shall not enter into an Organic Change that is a transaction in which the Company is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each Warrantholder, without payment of any additional consideration therefor, with terms that provide that upon the exercise of the Warrants, the Warrantholders of such Warrants shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change, assuming such holder of Warrant Shares (i) is not a Constituent Person or an affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each Non-Electing Share, then for the purpose of this subsection (b) the kind and amount of securities, cash and other property receivable upon such Organic Change by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of Warrant Shares notwithstanding any provision of Section 9 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in Section 9.1 hereof.

          9.4. Statement on Warrants. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to Section 9.1 or
     Section 9.2 hereof, and Warrants issued after such adjustment may state the same Exercise Price and the same number of Warrant Shares as are stated in this Warrant Certificate.

     Section 10. Fractional Interests. The Company shall not be required to issue Fractional Warrant Shares on the exercise of the Warrants evidenced by this Warrant Certificate. If any Fractional Warrant Share would, but for the provisions of this Section 10, be issuable on the exercise of the Warrants evidenced by this Warrant Certificate (or specified portions thereof), the Company shall pay an amount in cash equal to the fraction of a Warrant Share represented by such Fractional Warrant Share multiplied by the Closing Price on the day of such exercise.

     Section 11. No Rights as Shareholder. Nothing in this Warrant Certificate shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or any other matter.

     Section 12. Successors. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

     Section 13. Governing Law; Etc. The validity, construction and performance of this Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of New York without reference to its conflict of laws rules. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, if to (i) the Company, at 148 West State Street, Kennett Square, Pennsylvania 19348, Attention: General Counsel, or at such other address specified by the Company in writing to the Warrantholder, and
(ii) any Warrantholder, at the address of such Warrantholder specified in the Warrant Register. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the law or to obtain execution of judgment in any other jurisdiction. The parties agree to waive any and all rights that they may have to a jury trial with respect to disputes arising out of this Agreement.

     Section 14. Benefits of this Agreement. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Warrantholder.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of this ____th day of ______________, 1999.


                                   GENESIS HEALTH VENTURES, INC.

                                   By: ________________________________
                                   Name:
                                   Title:


Attest:

_______________________________

                              ELECTION TO EXERCISE
                   (To be executed upon exercise of Warrants)

To GENESIS HEALTH VENTURES, INC.:

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ____________ Warrant Shares, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash in the amount of $_____________.

     Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any Fractional Warrant Shares to (please print name address and social security or other identifying number)(1)*:

Name:       _____________________________________


Address:    _____________________________________

            _____________________________________

            _____________________________________


Soc. Sec.:  _____________________________________


AND, if said number of Warrant Shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of the undersigned for the balance remaining of the Warrant Shares purchasable thereunder rounded up to the next higher whole number of Warrant Shares.

                                   Signature:** ________________________________

-------------------
* The Warrant Certificate contains restrictions on the sale and other transfer of the Warrants evidenced by such Warrant Certificate.

** The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

                                 ASSIGNMENT FORM
                 (To be signed only upon assignment of Warrant)

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
          (Name and Address of Assignee must be Printed or Typewritten)

Warrants to purchase ___________________ Warrant Shares of the Company, evidenced by the within Warrant Certificate hereby irrevocably constituting and appointing __________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.


Dated: ____________________,_____

                                         ____________________________________
                                         Signature of Registered Holder*


                                         ____________________________________
Signature Guaranteed:                    Signature of Guarantor


--------------------
* The above signature should correspond exactly with the name on the face of this Warrant Certificate.

                                                                       EXHIBIT E








                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


     This Amended and Restated Stockholders Agreement ("Agreement") is made and dated this [ ] day of [ ], 1999 by and among Genesis ElderCare Corp.(formerly known as Waltz Corp.), a Delaware corporation ("Corporation"), The Cypress Group L.L.C., a Delaware limited liability company ("Cypress"), TPG Partners II, L.P., a Delaware limited partnership ("TPG"), Genesis Health Ventures, Inc. a Pennsylvania corporation ("Genesis"), Nazem, Inc., a Delaware corporation ("Nazem") and the other signatories hereto .

                                   WITNESSETH

     Cypress, TPG, Genesis and Nazem and/or their Affiliates own in the aggregate 745,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation, which Common Stock constitutes all of the issued and outstanding capital stock of the Corporation.

     Pursuant to the Agreement and Plan of Merger, dated as of June 16, 1997 (the "Merger Agreement"), by and among the Corporation, Genesis ElderCare Acquisition Corp. (formerly known as Waltz Acquisition Corp.), a Delaware corporation, and a wholly owned subsidiary of the Corporation ("Acquisition Corp."), Genesis and The Multicare Companies, Inc., a Delaware corporation ("Multicare"), Acquisition Corp. was merged with and into Multicare with Multicare being the surviving corporation and a wholly owned subsidiary of the Corporation (the "Merger").

     On October 9, 1997, the Cypress, TPG, Genesis and Nazem entered into a Stockholders Agreement (the "Stockholders Agreement") which imposed certain restrictions and obligations on themselves and/or their Affiliates, as applicable, and on the shares of capital stock of the Corporation. The parties now desire to restructure their joint investment in the Corporation. In connection therewith, the parties desire to amend and restate such Stockholders Agreement to read in full as set forth below.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1 Certain Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the following meanings:

     "Affiliate" of any Person means any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.

     "Board of Directors" means the Board of Directors of the Corporation.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are required or permitted by law to close.

     "Credit Agreement" means the Fourth Amended and Restated Credit Agreement, dated August 20, 1999, by and among Genesis and certain of its subsidiaries as borrowers, Mellon Bank, N.A. as issuer of letters of credit, Mellon Bank, N.A. as administrative agent, Citicorp USA, Inc. as syndication agent, First Union National Bank, as documentation agent, Bank of America, N.A. as syndication agent and certain other financial institutions identified therein as lenders, together with any agreements that refinance any of the indebtedness under the aforementioned agreement, in each case, as the same may be amended, restated, modified and/or supplemented from time to time.

     "Genesis Stockholders" means, as of any date, the collective reference to Genesis and its Affiliates then owning one or more shares of Stock.

     "Insolvency Proceeding" means any bankruptcy, reorganization, arrangement, composition, insolvency, liquidation or other proceeding for relief by or against Genesis or any Affiliate of Genesis under any Federal or state bankruptcy or similar law relating to the relief of debtors or the readjustment of indebtedness.

     "Non-Genesis Stockholders" means, as of any date, the collective reference to Persons, other than Genesis Stockholders, then owning one or more shares of Stock.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or other entity or a country or government or any agency or political subdivision or instrumentality thereof or of such subdivision.

     "Put/Call Agreement" means the "Put/Call Agreement" dated October 9, 1997, as amended and restated as of the date hereof, by and among the Stockholders.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Senior Loan" means, collectively, all obligations of the Corporation, Multicare or any of their respective affiliates or co-borrowers under or in respect of any or all of the Credit Agreement, dated as of October 9, 1997, as amended, by and among The Multicare Companies, Inc., certain Subsidiaries of Multicare, the Lenders referred to therein, Mellon Bank, N.A. as Issuer of Letters of Credit, Mellon Bank, N.A. as Administrative Agent, Citibank, N.A. as Syndication Agent, First Union National Bank as Documentation Agent and Nationsbank N.A. as Syndication Agent, together with any agreements that refinance any of the indebtedness under the aforementioned agreement, in each case, as the same may be amended, restated, modified and/or supplemented from time to time.

     "Senior Creditor" means each Person entitled to the benefits of any of the Senior Obligations as described in clauses (1) through (4) of the definition of Senior Obligations below.

     "Senior Obligations" means all liabilities or obligations of any type or nature, whether for principal, interest and fees (including, without limitation, interest accruing after the initiation of any Insolvency Proceeding) charges and expenses, and without limitation as to amount or terms thereof, presently owing or hereafter created or due from Genesis and/or any of its Affiliates, and their respective successors and assigns, (1) to the Agents, Issuer and/or Lenders (as defined in the Credit Agreement), and their respective successors, assigns and participants, arising under or incidental to the Credit Agreement, (2) to the participants under the Synthetic Lease Facility, and their respective successors, assigns and participants, arising under or incidental to the Synthetic Lease Facility, (3) to any other lender or lenders or other creditors and its or their respective successors, assigns and participants, under any credit arrangement that replaces all or any part of the indebtedness or other obligations of Genesis or its Affiliates under the Credit Agreement or the Synthetic Lease Facility, or (4) to any counterparty in connection with any interest rate swap, hedging or similar obligation in respect of all or any portion of the liabilities described in clauses (1), (2) or (3).

     "Stock" means all shares of all classes of the capital stock of the Corporation now or hereafter owned or held by the Stockholders or any other Person including, without limitation, the Common Stock.

     "Stockholders" means the collective reference to Non-Genesis Stockholders and Genesis Stockholders.

     "Subordinated Notes" means the 9% Senior Subordinated Notes due 2007 issued pursuant to the Indenture dated August 11, 1997 by and between Acquisition Corp., PNC Bank, National Association, as trustee, and Banque Internationale a Luxembourg S.A., as paying agent.

     "Subordinated Obligations" means any obligations of Genesis, whether liquidated or unliquidated, and without limitation as to amount, whether payable in cash or other property (other than Genesis common stock), to the Subordinated Creditors arising out of or in respect of the Put/Call Agreement.

     "Synthetic Lease Facility: means the Amended and Restated Lease and Agreement dated as of October 7, 1996, and any sublease thereunder, between Lessor and Lessee, as the same may be amended, modified or supplemented from time to time.

     "Transfer" means to sell, give, transfer, assign, pledge, hypothecate or otherwise dispose of all or a portion of an interest (legal or equitable) by any means, direct or indirect, absolute or conditional, voluntary or involuntary, including, but not limited to, by court order, operation of law, settlement, exchange, waiver, abandonment, gift, alienation, bequest or disposal, or to contract or agree to do any of the foregoing.

                                   ARTICLE II
                         BOARD OF DIRECTORS AND OFFICERS

     Section 2.1 Board of Directors. The Board of Directors shall consist of six directors. During the term of this Agreement, Genesis shall be entitled to nominate four directors to the Corporation's board of directors and Genesis agrees to vote the proxies granted pursuant to Section 4.1 hereof to elect such nominees. During the term of this Agreement and for so long as Cypress or any of its Affiliates owns Stock, Cypress will be entitled to nominate one director to the Corporation's board of directors and Genesis agrees to vote the proxies granted pursuant to Section 4.1 hereof to elect such nominee. During the term of this Agreement and for so long as TPG or any of its Affiliates owns Stock, TPG will be entitled to nominate one director to the Corporation's board of directors and Genesis agrees to vote the proxies granted pursuant to Section 4.1 hereof to elect such nominee. In the event of any vacancy on the Board of Directors, Genesis agrees to vote the proxies granted pursuant to Section 4.1 hereof for the person nominated by the Person who was entitled to nominate the director for whom the vacancy exists.

     Section 2.2 Officers. The officers of the Corporation shall consist of a President and Chief Executive Officer, two Vice Presidents, a Treasurer and a Secretary and such other officers as the President of the Corporation may from time to time establish.


                                   ARTICLE III
                       RESTRICTIONS ON TRANSFERS OF STOCK

     Section 3.1 Restrictions on Transfer. No Non-Genesis Stockholder may Transfer Stock except as provided in the Put/Call Agreement and except a Non-Genesis Stockholder may Transfer its Stock in strict accordance with the terms and conditions of this Article III. Notwithstanding any of the provisions of this Agreement to the contrary:

         (a) Cypress, TPG and Nazem and their Affiliates may Transfer any shares of Stock to any Person who agrees to be bound to this Agreement and to the Put/Call Agreement by executing and delivering to Genesis a Joinder hereto in the form of Exhibit "A" hereto, the Irrevocable Proxy in the form of Exhibit "B" hereto and a Joinder to the Put/Call Agreement in the form of Exhibit "A" thereto, provided that such Transfer (either by itself or when taken together with other Transfers under this Article III) if consummated would not constitute a "change in control" of the Corporation as such term is defined in the Indenture governing the Subordinated Notes, the credit agreements governing the Senior Loan, and any other agreements to which the Corporation is bound (the parties acknowledge that there are no such agreements as of the date hereof);

         (b) a Genesis Stockholder may Transfer any shares of Stock (1) to any Person who agrees to be bound to this Agreement by executing a Joinder hereto in the form of Exhibit "A" hereto, provided that such Transfer (either by itself or when taken together with other Transfers under this Article III) if consummated would not constitute a "change in control" of the Corporation as such term is defined in the Indenture governing the Subordinated Notes, the credit agreements governing the Senior Loan and any other agreements to which the Corporation is bound (the parties acknowledge that there are no such agreements as of the date hereof) or (2) pursuant to any pledge agreement securing any or all of the Senior Obligations;

         (c) the limited partners of TPG and Cypress (or their Affiliates owning Common Stock) may transfer their limited partnership or other ownership interests in TPG and Cypress (or their Affiliates owning Common Stock); and

         (d) the parties hereto consent to the pledge existing on the date hereof by the limited partner of the Affiliate of Nazem owning Common Stock of its limited partnership interest in such Affiliate and agree that such limited partner may transfer such limited partnership interest to such pledgee or any assignee of such pledgee.

Any Transfer of Stock in violation of this Agreement shall be void ab initio. No Stockholder may do indirectly, through a sale of its Stock or other equity interest or otherwise, that which is not permitted by this Section 3.1.

     Section 3.2 Offer. If a Non-Genesis Stockholder, other than Cypress, TPG, Nazem or any of their Affiliates ("Selling Stockholder"), determines to sell all or any part of its Stock ("Offered Stock"), the Selling Stockholder must first offer (the "Offer") to sell the Offered Stock to the Genesis Stockholders, in accordance with Section 3.3 herein, by giving written notice ("Notice") to the Corporation and to the Genesis Stockholders setting forth the proposed terms of such sale (the "Offer Terms").

     Section 3.3 Option to Genesis Stockholders. The Genesis Stockholders shall have the option to purchase all, or any part, of the Offered Stock on the Offer Terms and may exercise their options by giving written notice of exercise to the Selling Stockholder and the other Genesis Stockholders, within thirty (30) days after the date of the Notice of the Offer. The notice given by each Genesis Stockholder shall state the maximum number of shares of the Offered Stock which it is willing to purchase. Each Genesis Stockholder shall have the option to purchase that proportion, rounded to the nearest whole number to eliminate fractional shares, of the Offered Stock which the number of shares of Stock held by such Genesis Stockholder bear to the number of shares of Stock then held by all Genesis Stockholders. If a Genesis Stockholder does not exercise its option to purchase its full proportionate share of the Offered Stock, the Genesis Stockholders who have exercised their options may purchase the Stock not purchased by such Genesis Stockholder in such proportions as they shall agree upon or, failing such agreement, pro rata as provided above, by giving written notice of the exercise of their options to the Selling Stockholder within forty
(40) days after the date of the Notice of the Offer.

     Section 3.4 Delivery after Exercise. If the Genesis Stockholders shall have exercised their option to purchase all or any part of the Offered Stock, closing on the sale of such Offered Stock shall occur, and all certificates for such Offered Stock (or, if such Offered Stock is subject to pledge, hypothecation or other encumbrance, evidence of the Selling Stockholder's rights therein) shall be delivered to the purchaser(s) thereof, duly endorsed for transfer, at the earlier of fifty (50) days after the date of the Notice of the Offer or ten (10) days after the exercise of the option to purchase the Offered Stock (the "Transfer Date") at the then principal office of the Corporation.

     Section 3.5 Right to Transfer. If all the Offered Stock is not purchased, the Selling Stockholder may, for a period of forty-five (45) days following the final date for acceptance under Section 3.3 herein, enter into a binding agreement (subject to customary conditions) to sell any balance of the Offered Stock to a third party ("Third Party Purchaser"); provided, however, that (a) the proposed sale to the Third Party Purchaser must be approved by Genesis prior to any offer of the Offered Stock to a Third Party Purchaser (with such approval not to be unreasonably withheld or delayed, provided, that it shall not be unreasonable for Genesis to withhold its consent to any Transfer which, either by itself or taken together with other Transfers under this Article III, would result in a "change in control" (or similar concept) under the Indenture governing the Subordinated Notes, the Credit Agreement or any other agreement to which the Corporation is a party), (b) such Stock is sold to the Third Party Purchaser upon terms not more favorable to the Third Party Purchaser than the Offer Terms and (c) the Third Party Purchaser agrees to be bound to this Agreement and to the Put/Call Agreement by executing and delivering to Genesis a Joinder hereto in the form of Exhibit "A" hereto and a Joinder to the Put/Call Agreement in the form of Exhibit "A" thereto. If the Selling Stockholder wishes to sell its Stock on other than the Offer Terms or has not sold such Stock on the Offer Terms within that thirty (30) day period, it shall be obligated to make new offers and re-offers to the Genesis Stockholders, in accordance with subsections 3.3 and 3.4 herein, before it shall be permitted to offer to Transfer its Stock, or any part thereof, to any Person.

                                   ARTICLE IV
                               OTHER ARRANGEMENTS

     Section 4.1 Irrevocable Proxy. Each Non-Genesis Stockholder hereby agrees to grant to Genesis an irrevocable proxy and power of attorney substantially in the form of Exhibit "B"attached hereto.

                                    ARTICLE V
                                  SUBORDINATION

     Section 5.1 General Subordination. Genesis and each of the Non-Genesis Stockholders acknowledge and agree that the Subordinated Obligations are and shall be subordinate and subject in right of payment to the prior indefeasible payment in full in cash of the Senior Obligations to the extent, and in the manner, set forth in this Article V. Genesis agrees that it shall not, and shall not cause, permit or suffer any Affiliate of Genesis to, impair in any manner the rights of the Senior Creditors to enforce or otherwise receive the benefits of the subordination set forth in this Article V.

     Section 5.2 Payment Blockage.

         (a) Unless the Senior Obligations shall have been indefeasibly paid in full in cash, and except as otherwise provided in subsection (b) below, no payment or distribution of any of the assets of Genesis or any Affiliate of Genesis shall be made by Genesis or any Affiliate of Genesis, or received or accepted by any Subordinated Creditor, in respect of the Subordinated
Obligations:

              (1) at any time there shall have occurred and be continuing any default (a "Payment Default") in the payment when due (at maturity, upon acceleration, upon mandatory prepayment or otherwise) of any amount owing in respect of any of the Senior Obligations, unless such default shall have been cured or waived in writing by or on behalf of the Senior Creditors; or

              (2) at any time there shall have occurred, and Genesis and the Subordinated Creditors shall have received notice (a "Deferral Notice") of such occurrence, and be continuing any default or event of default in respect of the Senior Obligations other than a Payment Default (a "Non-Payment Default"); provided, however, that the prohibition on any payment or distribution in respect of the Subordinated Obligations in the event of any Non-Payment Default shall apply only for a period (the "Payment Blockage Period") commencing upon the receipt by Genesis and the Subordinated Creditors of a Deferral Notice and continuing until the earlier of (i) the date on which such Non-Payment Default shall have been cured, waived in writing, by or on behalf of the Senior Creditors, or otherwise cease to exist, or (ii) 179 days after the Deferral Notice, or (iii) the date such Payment Blockage Period and any other Payment Blockage Period initiated during such period have been terminated by written notice to Genesis and the Subordinated Creditors from or on behalf of the Senior Creditors. Notwithstanding any other provision of this Agreement, in no event shall a Payment Blockage Period extend beyond 179 days from the date of receipt by Genesis or the Subordinated Creditors of a Deferral Notice (the "Initial Blockage Period"). Any number of Deferral Notices may be given during the Initial Blockage Period; provided that during any 365-day consecutive period only one such period may commence and the duration of such period may not exceed 179 days. No Non-Payment Default which existed and was continuing on the date of the commencement of any Payment Blockage Period shall be made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 365 consecutive days, unless such default shall have been cured or waived for period of not less than 90 consecutive days.

     Section 5.3 Distributions. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets or property of Genesis or any Affiliate of Genesis or the proceeds thereof, to creditors of Genesis or any Affiliate of Genesis, or upon any repayment of indebtedness of Genesis or any Affiliate of Genesis, by reason of (1) the liquidation, dissolution or other winding up, partial or complete, of Genesis or any Affiliate of Genesis or its or their respective business, or (2) any Insolvency Proceeding, then, and in any such event, any payment or distribution of any kind or character, whether in cash, securities or other property which but for this Article V would be payable or deliverable to any Subordinated Creditor on account of the Subordinated Obligations (whether or not such payment or distribution shall have been made in accordance with any plan approved in an Insolvency Proceeding), shall instead be paid or delivered directly to the Senior Creditors for application to the Senior Obligations, whether then due or not due, until the Senior Obligations shall have been indefeasibly paid in full in cash; provided that, for purposes of determining whether the Senior Obligations have been indefeasibly paid in full in cash, the Senior Creditors shall be required to use reasonable efforts to sell all securities and other property received by virtue of this provision for cash at fair market value.

     Section 5.4 Distributions to be Held in Trust. Unless and until the Senior Obligations shall have been indefeasibly paid in full in cash, if any payment, distribution of security or proceeds of any security are received by any Subordinated Creditor upon or in respect of the Subordinated Obligations which are not permitted to be paid in accordance with the provisions of this Article V, such Subordinated Creditor will forthwith deliver the same to the Senior Creditors in precisely the form received (except for the endorsement or assignment of such Subordinated Creditor where necessary), for application to the Senior Obligations, whether then due or not due, and, until so delivered, the same shall be held in trust by such Subordinated Creditor as property of the Senior Creditors. In the event of the failure of any Subordinated Creditor to make any such endorsement or assignment, the Senior Creditors or their agent, or any of its or their officers or employees, are hereby irrevocably authorized to make the same.

     Section 5.5 Continuing Subordination. The subordination effected by this
Article V is a continuing subordination, and each Subordinated Creditor hereby agrees that at any time and from time to time, without notice to it:

         (a) the time, place or manner for payment or performance by Genesis or any Affiliate of Genesis of, or compliance with any of its agreements or instruments evidencing, the Senior Obligations may be extended or waived by the Senior Creditors;

         (b) any act permitted to be taken by Genesis, any Affiliate of Genesis or any Senior Creditor under agreements or instruments evidencing the Senior Obligations may be so taken;

         (c) any of the agreements or instruments evidencing the Senior Obligations may be amended, or modified in any manner, including for the purpose of adding any provisions thereto, increasing the amount of, or changing the terms of, the Senior Obligations, adding or releasing any security or collateral therefor, or changing in any manner the covenants or rights of the Senior Creditors or Genesis or any Affiliate of Genesis or any other Person thereunder;

         (d) the maturity of any of the Senior Obligations may be accelerated;

         (e) any or all collateral security for the Senior Obligations may be exchanged, sold, surrendered, released or otherwise dealt with;

         (f) Genesis or any Affiliate of Genesis, any co-borrower with Genesis or any Affiliate of Genesis, any guarantor or any other Person may be released of its obligations in respect of the Senior Obligations, whether or not in connection with any Insolvency Proceeding;

         (g) payments received by any Senior Creditor from any source which could lawfully be applied to payment, in full or in part, of the Senior Obligations, but which could also lawfully be used for some other purpose may be used for such other purpose with or without the consent of the Senior Creditors; and

         (h) any other event which could, but for this provision, be used as a defense to the obligations of the Subordinated Creditor hereunder may occur; all without impairing or affecting the obligations of the Subordinated Creditors or the rights of the Senior Creditors hereunder. The rights and remedies of the Senior Creditors hereunder shall be irrevocable and shall remain in full force and effect notwithstanding (i) any lack of validity or enforceability of the Senior Obligations, (ii) any circumstance which might constitute a defense available to, or the discharge of, Genesis in respect of the Senior Obligations, or (iii) the occurrence of any of the circumstances described in clauses (a) through (h) of the preceding sentence. The provisions of this Article V shall continue to be effective or be reinstated, as the case may be, if at any time any payment in respect of the Senior Obligations is rescinded or must otherwise be returned by any Senior Creditor in any Insolvency Proceeding, all as though such payment had not been made.

     Section 5.6 Subrogation. No payment or distribution to the Senior Creditors pursuant to the provisions of this Article V shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof (and any such rights existing under law are hereby waived) until such time as the Senior Obligations have been indefeasibly paid in full in cash. After the Senior Obligations have \been indefeasibly paid in full in cash and until the Subordinated Obligations are paid in full, the Subordinated Creditors shall be subrogated to the rights of the Senior Creditors to receive distributions applicable to the Senior Obligations to the extent that distributions otherwise payable to the Subordinated Creditors have been applied to the payment of Senior Obligations. A distribution made under Section 5.3 of this Agreement to the Senior Creditors which otherwise would have been made to the Subordinated Creditors is not, as between Genesis and the Subordinated Creditors, a payment by Genesis on the Senior Obligations.

     Section 5.7 Relative Rights of Creditors. The provisions of this Article V are intended only for the purpose of defining the relative rights of the Senior Creditors, on the one hand, and the Subordinated Creditors, on the other hand. Nothing herein is intended to, nor shall the subordination provisions of this
Article V, impair, as between Genesis, its creditors other than the Senior Creditors and the Subordinated Creditors, the obligation of Genesis to pay to the Subordinated Creditors the Subordinated Obligations or any other amounts due to Subordinated Creditors under the Put/Call Agreement as and when the same shall become due and payable, or to affect the relative rights of the Subordinated Creditors and creditors of the Company other than the Senior Creditors nor shall the foregoing or provisions to implement the foregoing prevent the Subordinated Creditors from exercising all remedies otherwise permitted by applicable law upon any breach of the Put/Call Agreement, subject to the rights contemplated herein of the Senior Creditors.

     Section 5.8 Subordinated Obligations; Rights of Senior Creditors as to Security.

         (a) The Subordinated Creditors and Genesis acknowledge and agree that the Put/Call Agreement evidences the full and complete obligations of Genesis comprising the Subordinated Obligations, and Genesis shall not issue any further instrument or agreement in respect of the Subordinated Obligations. All certificates evidencing the stock of Genesis ElderCare Corporation to which are attached or associated any rights of the Subordinated Creditors under the Put/Call Agreement shall contain a legend to the effect that, the payment obligations of Genesis thereunder are expressly subordinated and junior in right of payment to the Senior Obligations as provided in this Agreement. The Subordinated Creditors and Genesis shall not amend, or modify or supplement the Put/Call Agreement without the written consent of the Senior Creditors, except for such amendments, modifications or supplements which could not reasonably be expected to have a material adverse effect on any Senior Creditor.

     Section 5.9 Undertakings in Insolvency Proceedings. In furtherance of the subordination provided herein, each of the Subordinated Creditors, for itself, its successors and assigns, agrees that in any Insolvency Proceeding, it shall not vote is claim(s) or take any other consensual actions in a manner inconsistent with the terms of this Agreement.

     Section 5.10 Further Assurances. The Subordinated Creditors agree that (a) promptly upon the written request of the Senior Creditors, such Subordinated Creditor shall take such other action, at Genesis' expense, as may be reasonably requested by the Senior Creditors for the protection of the rights of the Senior Creditors under this Agreement or to effectuate the subordination provided herein, and (b) payment of the Subordinated Obligations shall not at any time be secured by any lien or security interest on property of Genesis or any Affiliate of Genesis.

     Section 5.11 Specific Enforcement; Remedies. The Senior Creditors are hereby authorized to demand the specific performance of this Article V, whether or not Genesis shall have complied with any provisions hereof applicable to it, at any time when the Subordinated Creditors (or any of them) shall have failed to comply with the terms hereof, and the Subordinated Creditors hereby waive any objection or defense in any action for the specific performance hereof based upon the adequacy of any remedy at law; but nothing herein shall limit the right of the Senior Creditors to seek damages at law for any failure by the Subordinated Creditors or Genesis to perform their respective obligations hereunder. In any action or suit for the enforcement of any right or remedy under this Agreement, the parties acknowledge and agree that a court may assess reasonable costs, including reasonable attorneys fees, against any party litigant in such action, having due regard for the merits and good faith of the claims or defenses made by such party.

                                   ARTICLE VI
                                  MISCELLANEOUS

     Section 6.1 Legend. Each certificate representing shares of Common Stock hereafter acquired shall bear the following legend (until such time as subsequent transfers thereof are no longer restricted in accordance with the Securities Act or this Agreement):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF [ ], 1999 (THE "STOCKHOLDERS AGREEMENT") AND AN AMENDED AND RESTATED PUT/CALL AGREEMENT DATED AS OF [ ], 1999 (THE "PUT/CALL AGREEMENT") AMONG, INTER ALIA, GENESIS ELDERCARE CORP. (THE "COMPANY"), THE CYPRESS GROUP L.L.C., TPG PARTNERS II, L.P., NAZEM, INC. AND GENESIS HEALTH VENTURES, INC. A COPY OF THE SHAREHOLDERS AGREEMENT AND THE PUT/CALL AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY.

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE GIVEN, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS SUCH GIFT, SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE STOCKHOLDERS AGREEMENT AND THE PUT/CALL AGREEMENT.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND NO SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL WHICH SHALL BE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS NOT IN VIOLATION OF THE ACT OR APPLICABLE STATE SECURITIES LAWS."

     Section 6.2 Notices. Notices hereunder shall be given only by personal delivery, registered or certified mail, return receipt requested, overnight courier service, or by telecopy (and subsequently confirmed by any other permitted means hereunder) and shall be deemed transmitted when personally delivered or deposited in the mail or delivered to a courier service or sent by telecopy (as the case may be), postage or charges prepaid, and addressed to the particular party to whom the notice is to be sent as follows:

     (a) in the case of the Corporation:

         Genesis ElderCare Corp.
         101 East State Street
         Kennett Square, PA 19348
         Telecopier No.: 610-444-3365
         Attention: Ira C. Gubernick, Esquire
         ----------

         with a copy to:

         Blank Rome Comisky & McCauley LLP
         One Logan Square
         Philadelphia, PA 19103
         Telecopier No.: (215) 569-5555
         Attention: Stephen E. Luongo, Esquire
         ----------

     (b) in the case of Cypress:

         The Cypress Group L.L.C.
         65 East 55th Street, 19th Floor
         New York, NY 10022
         Telecopier No.: (212) 705-0199
         Attention: William L. Spiegel
         ----------

         with a copy to:

         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, NY 10017
         Telecopier No.: (212) 455-2502
         Attention: William E. Curbow, Esquire
         ----------

     (c) in the case of TPG:

         TPG Partners II, L.P. 201 Main Street, Suite 2420
         Fort Worth, Texas 76102
         Telecopier No.: (817) 871-4010
         Attention: Karl I. Peterson
         ----------
         with a copy to:

         Cleary, Gottlieb, Steen & Hamilton
         One Liberty Plaza
         New York, NY 10006
         Telecopier No.: (212) 225-3999
         Attention: Paul J. Shim, Esquire
         ----------

     (d) in the case of Genesis:

         Genesis Health Ventures, Inc.
         101 East State Street
         Kennett Square, PA 19348
         Telecopier No.: 610-444-3365
         Attention: Ira C. Gubernick, Esquire
         ----------

         with a copy to:

         Blank Rome Comisky & McCauley LLP
         One Logan Square
         Philadelphia, PA 19103
         Telecopier No.: (215) 569-5555
         Attention: Stephen E. Luongo, Esquire
         ----------

     (e) in the case of Nazem:

         Nazem, Inc.
         645 Madison Avenue
         New York, NY 10022
         Telecopier: (212) 371-2150
         Attention: Fred Nazem
         ----------

         with a copy to:

         Bartoma Corporation, N.V.
         Fokkerweg 26
         Suite 12
         Curacao, Netherlands Antilles
         Telecopier: 5999-465-39-07
         Attention: Marleen Janssen
         ----------

     (f) in the case of the Senior Creditors:


         Mellon Bank, N.A., as Administrative Agent and Synthetic Lease
          Agent

         Street Address:
         AIM 199-5220
         Mellon Independence Center
         701 Market Street
         Philadelphia, Pennsylvania 19106

         Mailing Address:

         AIM 199-5220
         P.O. Box 7899
         Philadelphia, Pennsylvania 19101-7899
         Telecopier: (215) 553-4789
         Attention: Linda Sigler, Loan Administration

         with a copy to:

         Mellon Bank, N.A.
         One Mellon Bank Center
         Room 151-4440
         Pittsburgh, PA 15258-0001
         Telecopier: (412) 236-0287
         Attention: Marsha Wicker, Vice President

         with a copy for notices respecting assignments to:

         Mellon Bank, N.A.
         One Mellon Bank Center
         43rd Floor
         Pittsburgh, PA 15258-0001
         Telecopier: (412) 236-9176
         Attention: Dean Hazelton


     (g) in the case of any other Person, to the address of such Person set forth on the Joinder hereto executed by such Person.

or to such address as a party may instruct by notice hereunder.

     Section 6.3 Severability. In the event any provision hereof is held void or unenforceable by any court, then such provision shall be severable and shall not affect the remaining provisions hereof.

     Section 6.4 Entire Agreement. This Agreement, together with the other agreements referred to herein, is the entire Agreement among the parties, and, when executed by the parties hereto, supersedes all prior agreements and communications, either verbal or in writing between the parties hereto with respect to the subject matter contained herein.

     Section 6.5 Amendment and Waiver. This Agreement may not be amended, modified or supplemented unless consented to in writing by the Genesis Stockholders and a majority (by voting power) of the Non-Genesis Stockholders. Any amendment, modification or supplement so consented to shall be binding upon and inure to the benefit of any subsequent Stockholder. Any waiver or failure to insist upon strict compliance with any obligation, agreement or condition herein shall not operate as a waiver of, or estoppel with respect to, any such subsequent or other failure.

     Section 6.6 Consent to Specific Performance. The parties hereto declare that it is impossible to measure in money the damages which would accrue to a party by reason of failure to perform any of the obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the other party has an adequate remedy at law.

     Section 6.7 Assignment; Responsibility for Affiliates. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. No party may assign to any Person any of its rights or obligations hereunder.

     Section 6.8 Variations in Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent person or persons or entity or entities may require.

     Section 6.9 Term. This Agreement shall terminate upon the earlier to occur of (i) the mutual written agreement of the Stockholders; or (ii) consummation of the exercise of the Call Option pursuant to the Put/Call Agreement, without any default in connection therewith.

     Section 6.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     Section 6.11 Further Assurances. Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

     Section 6.12 Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the interpretation of this Agreement.

     Section 6.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

                              GENESIS ELDERCARE CORP.

                              By:_______________________________________


                              THE CYPRESS GROUP L.L.C.


                              By:_______________________________________


                              TPG PARTNERS II, L.P.
                                BY:  TPG GENPAR II, L.P.
                                   BY: TPG ADVISORS II, INC.


                              By:_______________________________________


                              GENESIS HEALTH VENTURES, INC.


                              By:_______________________________________


                              NAZEM, INC.


                              By:_______________________________________

     The foregoing provisions of this Agreement applicable to Affiliates of Stockholders owning Common Stock shall be binding upon and inure to the benefit of the undersigned.

                                 Affiliates of The Cypress Group L.L.C.

                                 CYPRESS MERCHANT BANKING
                                 PARTNERS L.P.
                                 By: Cypress Associates L.P.
                                 By: The Cypress Group L.L.C.

                              By:_______________________________________
                                 Name:
                                 Title:

                                 CYPRESS OFFSHORE PARTNERS L.P.
                                 By: Cypress Associates L.P.
                                 By: The Cypress Group L.L.C.

                              By:_______________________________________
                                 Name:
                                 Title:

                                 Affiliates of TPG PARTNERS II, L.P.

                                 TPG PARALLEL II, L.P.
                                 By: TPG GenPar II, L.P.
                                 By: TPG Advisors II, Inc.

                              By:_______________________________________
                                 Name:
                                 Title:

                                 TPG INVESTORS II, L.P.
                                 By: TPG GenPar II, L.P.
                                 By: TPG Advisors II, Inc.

                              By:_______________________________________
                                 Name:
                                 Title:



                    [Signatures continued on following page]

                                 TPG MC COINVESTMENT, L.P.
                                 By: TPG GenPar II, L.P.
                                 By: TPG Advisors II, Inc.

                              By:_______________________________________
                                 Name:
                                 Title:

                                 Affiliate of NAZEM

                                 GENESIS ELDERCARE PORTFOLIO K. LP
                                 By: Healthworth Associates I, L.L.C.

                              By:_______________________________________
                                 Name:
                                 Title:


Acknowledged and accepted with respect to Article V:

MELLON BANK, N.A., as Administrative
Agent under the Credit Agreement and Agent under the Synthetic Lease Facility

By:_______________________________________
   Name:
   Title:

                                    EXHIBIT A


                                     Joinder


     The undersigned hereby agrees to be bound to the attached Amended and Restated Stockholders Agreement as a Non-Genesis Stockholder in accordance with the terms thereof.

     The address for notices or other communications to the undersigned under the Amended and Restated Stockholders Agreement is:

                          [                             ]
                          [                             ]
                          [                             ]
                                   Attention:
                                   Telecopier:

                         [         ]
                         ---------------------------------
                         Title:

                                    EXHIBIT B

                                Irrevocable Proxy


     [     ] (collectively, "Stockholder") hereby grant to and appoint Genesis
Health Ventures, Inc. ("Genesis"), Stockholder's irrevocable proxy and attorney-in-fact (with full power of substitution) to vote in their sole discretion all the shares of common stock, par value $.01 per share (the "Common Stock"), of Genesis ElderCare Corp. now or hereafter owned by Stockholder with all powers Stockholder would possess if acting personally. Stockholder intends this proxy to be irrevocable and coupled with an interest and hereby revokes any proxy previously granted by Stockholder with respect to the Common Stock owned by Stockholder.

     Stockholder agrees to take or cause to be taken all action and to do or cause to be done all things necessary or advisable to make this irrevocable proxy effective.

     No action taken pursuant to this proxy shall be nullified or otherwise affected by any interest that Genesis or any of its affiliates may have in the matter acted upon, notwithstanding any interest that Stockholder may have in any such matter. Genesis shall not have any fiduciary or other duty to Stockholder.

     This proxy shall be valid and in effect for so long as Stockholder shall own any shares of Common Stock (which may be longer than three years), notwithstanding any earlier termination of the Amended and Restated Stockholders Agreement, dated ____, 1999, by and among Genesis ElderCare Corp., The Cypress Group L.L.C., TPG Partners II, L.P., Genesis, Nazem, Inc. and the other signatories thereto.

     THIS PROXY SHALL BE GOVERNED BY THE LAW OF THE STATE OF DELAWARE.



                                By:____________________________________
                                   Name:
                                   Title:


                                By:____________________________________
                                   Name:
                                   Title:

                                                                    EXHIBIT F


                                IRREVOCABLE PROXY

         This Irrevocable Proxy is given pursuant to the Restructuring Agreement, dated as of _______, 1999 (the "Restructuring Agreement"), among The Cypress Group L.L.C., TPG Partners II, L.P., Nazem, Inc. and Genesis Health Ventures, Inc. ("Genesis"). All capitalized terms used in this Irrevocable Proxy without definition shall have the meanings specified in the Restructuring Agreement.

         ___________ ("Security Holder") hereby grants to and appoints Genesis as Security Holder's irrevocable proxy and attorney-in-fact (with full power of substitution) to vote in the manner specified below in connection with any vote in which the holders of Genesis Voting Common Stock are entitled to vote generally, other than a vote relating to an amendment to Genesis' articles of incorporation to amend, modify or change the terms of any class or series of preferred stock, the Proxy Securities owned by Security Holder as of the application record date.

         For purposes of this Irrevocable Proxy,

             (a) "Proxy Securities" shall mean, as of any date, the number of Transaction Voting Securities representing a number of votes equal to the product of (i) the Total Proxy Voting Power as of such date and (ii) a fraction, the numerator of which shall be the Security Holder Voting Power as of such date and the denominator of which shall be the Sponsor Voting Power as of such date;

             (b) "Security Holder Voting Power" shall mean, as of any date, the number of votes entitled to be cast by Security Holder as of such date by virtue of its ownership of Transaction Voting Securities as of such date;

             (c) "Sponsor Non-Proxy Voting Power" shall mean, as of any date, the number of votes equal to the product of (i) the excess of (A) the Total Voting Power as of such date over (B) the Sponsor Voting Power as of such date and (ii) 0.5385; provided, however, that in no event shall the "Sponsor Non-Proxy Voting Power" determined in accordance with the foregoing as of any date exceed 35% of the sum of (i) the excess of (A) the Total Voting Power as of such date over
                    (B) the Sponsor Voting Power as of such date and (ii) the Sponsor Non-Proxy Voting Power as so determined;

             (d) "Sponsor Voting Power" shall mean, as of any date, the aggregate number of votes entitled to be cast by the Sponsors and the Sponsor Affiliates as of such date by virtue of their ownership of Transaction Voting Securities as of such date;

             (e) "Total Proxy Voting Power" shall mean, as of any date, the number of votes equal to the excess, if any, of (i) the Sponsor voting Power as of such date over (ii) the Sponsor Non-Proxy Voting Power as of such date; and

             (f) "Total Voting Power" shall mean, as of any date, the total number of votes entitled to be cast by all holders of voting securities of Genesis as of such date.

         In making the foregoing calculations, each calculation (other than for Proxy Securities) shall be rounded to four decimal places, and the calculation of Proxy Securities shall be rounded to the nearest whole number.

         Genesis shall cast the votes represented by the Proxy Securities, which it is entitled to cast hereby, on any matter to be voted upon "for", "against" or as an abstention in the same proportion as are cast all the voting securities of Genesis which are actually cast on such matter, excluding only the votes representing the Total Proxy Voting Power cast pursuant to Irrevocable Proxies granted by the Sponsors or Sponsor Affiliates pursuant to the Restructuring Agreement.

         Security Holder intends this proxy to be irrevocable and coupled with an interest.

         Security Holder agrees to take or cause to be taken all action and to do or cause to be done all things necessary or advisable to make this Irrevocable Proxy effective.

         No action taken pursuant to this Irrevocable Proxy shall be nullified or otherwise affected by any interest that Genesis or any of its affiliates may have in the matter acted upon, notwithstanding any interest that Security Holder may have in any such matter. Genesis shall have no fiduciary or other duty to Security Holder arising out of this Irrevocable Proxy.

         This Irrevocable Proxy shall be valid and in effect for so long as Security Holder shall own any Transaction Voting Securities (which may be longer than three years); provided, that this Irrevocable Proxy shall terminate upon any termination of the standstill provisions contained in Section 5.5 of the Restructuring Agreement.

         THIS PROXY SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.




                                         [Security Holder]


                                      By:
                                         ------------------------------------
                                          Name:
                                          Title:

     [Form of Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated]





                                                              September 15, 1999

Board of Directors
Genesis Health Ventures, Inc.
101 East State Street
Kennett Square, PA 19348

Members of the Board of Directors:

         Genesis Health Ventures, Inc., a Pennsylvania corporation (the "Company"), The Cypress Group L.L.C., a Delaware limited liability company ("Cypress"), TPG Partners II, L.P., a Delaware limited partnership ("TPG"), and Nazem, Inc., a Delaware corporation ("Nazem" and, together with Cypress and TPG, the "Joint Venture Partners") propose to enter into a restructuring transaction pursuant to the terms contained in the September 15, 1999 draft of the Restructuring Agreement to be entered into by the Company and the Joint Venture Partners (the "Draft Agreement"). Pursuant to the terms of the Draft Agreement,
(i) in exchange for amending the Put/Call Agreement, dated October 9, 1997, among Cypress, TPG, Nazem and the Company, including the termination of the Put Option (as defined in the Put/Call Agreement), the Company has agreed to issue to the Joint Venture Partners an aggregate of 24,369 shares of Series H Senior Convertible Participating Cumulative Preferred Stock of the Company (the "Series H Preferred Stock") and an aggregate of 17,631 shares of Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock of the Company (the "Series I Preferred Stock"), with the number of shares being issued to each Joint Venture Partner in proportion to that Joint Venture Partner's investment in Genesis Eldercare Corp., a Delaware corporation (the "Joint Venture"), and
(ii) the Company has agreed to issue to each of Cypress and TPG 6.25 million shares of common stock of the Company (the "Common Stock") and warrants to purchase one million shares of Common Stock for a consideration of $25 million ($50 million in the aggregate) (the "Transaction").

         You have asked us whether, in our opinion, the Transaction is fair from a financial point of view to the Company.

         In arriving at the opinion set forth below, we have, among other things:

         (1) Reviewed certain publicly available business and financial information relating to the Company and business and financial information concerning the Joint Venture that we deemed to be relevant;

         (2) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company and the Joint Venture furnished to us by the Company;

         (3) Conducted discussions with members of senior management and representatives of the Company concerning the matters described in clauses 1 and 2 above, as well as the prospects of the Company and the Joint Venture before and after giving effect to the Transaction;

         (4) Reviewed the market prices and valuation multiples for the shares of the Company's Common Stock, and compared them with those of certain publicly traded companies that we deemed to be relevant;

         (5) Participated in certain discussions and negotiations among representatives of the Company and certain of the Joint Venture Partners and their respective financial and legal advisors;

         (6)      Reviewed the potential pro forma impact of the Transaction;

         (7) Reviewed the Draft Agreement and a draft dated September 15, 1999 of each of the amended and restated Put/Call Agreement, the certificates of designation of the Series H Preferred Stock and the Series I Preferred Stock, the warrant and the amended and restated stockholders agreement (collectively with the Draft Agreement, the "Draft Transaction Documents"); and

         (8) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

         In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or the Joint Venture or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of the Company or the Joint Venture. With respect to the financial forecast information furnished to or discussed with us by the Company, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's management as to the expected future financial performance of the Company or the Joint Venture, as the case may be. We have also assumed that the final forms of the Restructuring Agreement and the other Transaction documents will be substantially similar to the Draft Transaction Documents reviewed by us.

         We are not expressing any opinion herein as to the prices at which the shares of Common Stock and the warrants to be purchased by Cypress and TPG in the Transaction, or the shares of Series H Preferred Stock and Series I Preferred Stock to be issued to the Joint Venture Partners in the Transaction, may trade following the completion of the Transaction.

         Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Transaction, no restrictions will be imposed that will have a material adverse effect on the contemplated benefits of the Transaction.

         We are acting as financial advisor to the Company in connection with the Transaction and will receive a fee from the Company for our services, a significant portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We currently provide, and have in the past provided, financial advisory and financing services to the Company and the Joint Venture Partners, including having acted as financial advisor to the Company in connection with its acquisition of Vitalink Pharmacy Services, Inc. in 1998, and we may continue to provide such services to such parties, and we have received, and may receive, fees for the rendering of those services. In addition, in the ordinary course of our business, we may actively trade securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

         This opinion is for the use and benefit of the Board of Directors of the Company. Our opinion does not address the merits of the underlying decision by the Company to engage in the Transaction and does not constitute a recommendation to any shareholder as to how such shareholder should vote on any matter relating to the proposed Transaction.

         On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Transaction is fair from a financial point of view to the Company.

                                          Very truly yours,

                         GENESIS HEALTH VENTURES, INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 11, 1999
 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GENESIS HEALTH VENTURES, INC.

The undersigned hereby appoints Michael R. Walker and Richard R. Howard, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent the undersigned and to vote, as directed on the reverse side, all shares of Series G Cumulative Convertible Preferred Stock of Genesis Health Ventures, Inc. ("Genesis") held by the undersigned as of October 12, 1999, at Genesis' Special Meeting of Shareholders to be held on November 11, 1999 or at any postponement or adjournment of the meeting.

                           (continued on reverse side)

                            o FOLD AND DETACH HERE o

                  THIS PROXY WILL BE VOTED AS DIRECTED BELOW.
          UNLESS YOU DIRECT OTHERWISE, THIS PROXY WILL BE VOTED "FOR"
                           PROPOSAL 1 AND PROPOSAL 2.

                                                              Please mark
                                                              your votes as /X/
                                                              indicated in
                                                              this example


                                                      FOR    AGAINST    ABSTAIN

PROPOSAL 1: The approval of the amendment to
Genesis' Articles of Incorporation
as described in the accompanying Proxy Statement.     / /      / /        / /

PROPOSAL 2: The approval of the issuance of
securities as described in the accompanying
Proxy Statement.                                      / /      / /        / /

Both proxy agents present and acting in person or by their substitute (or, if only one is present and acting, then that one) may exercise all of the powers conferred by this proxy.
DISCRETIONARY AUTHORITY IS CONFERRED BY THIS
PROXY WITH RESPECT TO CERTAIN MATTERS, AS
DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The undersigned hereby acknowledges receipt of Genesis' Notice of Special Meeting of
Shareholders and the Proxy Statement dated
October 14, 1999.

Date:
     ---------------------------------------
             (please date this proxy)


--------------------------------------------


--------------------------------------------
               Signature(s)

Please sign your name exactly as it is printed on this proxy, indicating any title or other representative capacity. If more than one name is printed on this proxy, then all must sign.

PLEASE DATE AND SIGN THIS PROXY AND PROMPTLY
RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            o FOLD AND DETACH HERE o

                         GENESIS HEALTH VENTURES, INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 11, 1999
 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GENESIS HEALTH VENTURES, INC.

The undersigned hereby appoints Michael R. Walker and Richard R. Howard, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent the undersigned and to vote, as directed on the reverse side, all shares of Common Stock of Genesis Health Ventures, Inc. ("Genesis") held by the undersigned as of October 12, 1999, at Genesis' Special Meeting of Shareholders to be held on November 11, 1999 or at any postponement or adjournment of the meeting.

                           (continued on reverse side)

                            o FOLD AND DETACH HERE o

                   THIS PROXY WILL BE VOTED AS DIRECTED BELOW.
           UNLESS YOU DIRECT OTHERWISE, THIS PROXY WILL BE VOTED "FOR"
                           PROPOSAL 1 AND PROPOSAL 2.

                                                           Please mark
                                                           your votes as  /X/
                                                           indicated in
                                                           this example

                                                       FOR   AGAINST   ABSTAIN

PROPOSAL 1: The approval of the amendment to           / /     / /       / /
Genesis' Articles of Incorporation as described in the accompanying Proxy Statement.

PROPOSAL 2: The approval of the issuance of            / /     / /       / /
securities as described in the accompanying
Proxy Statement.

Both proxy agents present and acting in person or by their substitute (or, if only one is present and acting, then that one) may exercise all of the powers conferred by this proxy.
DISCRETIONARY AUTHORITY IS CONFERRED BY THIS
PROXY WITH RESPECT TO CERTAIN MATTERS, AS
DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The undersigned hereby acknowledges receipt of Genesis' Notice of the Special Meeting of Shareholders and the Proxy Statement dated October 14, 1999.

Date:
     --------------------------------------
          (please date this proxy)

-------------------------------------------

-------------------------------------------
              Signature(s)

Please sign your name exactly as it is printed on this proxy, indicating any title or other representative capacity. If more than one name is printed on this proxy, then all must sign.

PLEASE DATE AND SIGN THIS PROXY AND PROMPTLY
RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                            o FOLD AND DETACH HERE o